UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   JUNE 30, 2011

Disciplined Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	Since Inception	Inception Date
Investor Class	ADSIX	39.00%	5.03%	5.61%	9/30/05
Russell 1000 Growth Index	—	35.01%	5.33%	4.98%	—
Institutional Class	ADCIX	39.26%	5.24%	5.81%	9/30/05
A Class(2) No sales charge* With sales charge*	ADCVX	38.71% 30.78%	4.76% 3.52%	5.34% 4.26%	9/30/05
B Class No sales charge* With sales charge*	ADYBX	37.65% 33.65%	— —	0.22% -0.58%	9/28/07
C Class	ADCCX	37.54%	—	0.20%	9/28/07
R Class	ADRRX	38.28%	4.50%	5.07%	9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.05%	0.85%	1.30%	2.05%	2.05%	1.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth returned 39.00%* for the fiscal year ended June 30, 2011, compared with the 35.01% return of its benchmark, the Russell 1000 Growth Index, and the 30.69%** return of the broad S&P 500 Index.

Disciplined Growth posted a strong absolute return for the 12 months, reflecting a robust rally for stocks in general and growth-oriented stocks in particular during the period (see page 3 for details). The fund also outperformed the Russell 1000 Growth Index as individual stock selection (a key component of our investment process) added value in seven of ten market sectors.

Consumer Discretionary and Energy Boosted Absolute Results

On an absolute basis, every sector of the Disciplined Growth fund returned more than 30% for the 12 months (except for a small position in telecommunication services that consisted of a single stock). The best-performing sectors in the portfolio were consumer discretionary and energy. The fund’s consumer discretionary stocks returned more than 60% as a group for the 12-month period, while its energy holdings gained approximately 50% overall. The leading performance contributors from these two sectors included oil and gas producer Exxon Mobil (the fund’s top contributor), online movie rental company Netflix, and online retailer Amazon.com.

Disciplined Growth’s information technology holdings, which comprised approximately one-third of the portfolio on average during the 12-month period, also had a meaningful impact on absolute performance. Five of the fund’s top ten absolute performance contributors came from this sector, led by consumer electronics maker Apple, IT services provider International Business Machines, and enterprise software maker Oracle.

On the downside, the biggest individual detractors in the portfolio included pharmacy benefits manager Medco Health Solutions, printer maker Lexmark International, and memory chip maker Micron Technology.

Consumer Discretionary and Technology Outperformed

Looking at relative performance, Disciplined Growth’s holdings in the consumer discretionary and information technology sectors contributed the most to its outperformance of the Russell 1000 Growth Index for the fiscal year. Stock selection among hotels and restaurants and an overweight position in internet retailers generated much of the outperformance in the consumer discretionary sector. The top contributor in this sector was online movie rental firm Netflix, which delivered strong earnings growth as its subscriber base rose and online streaming of movies became increasingly popular. Other top contributors in this sector included casino operator Wynn Resorts, which benefited from improving casino traffic, and off-road vehicle maker Polaris Industries, which enjoyed rising demand for its products.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The S&P 500 Index average annual returns were 2.94% for the five-year period ended June 30, 2011, and 3.40% since the fund’s inception on September 30, 2005, through June 30, 2011.

6

The bulk of the outperformance in the information technology sector resulted from stock selection among communications equipment makers and IT services providers. The leading contributors in this sector were networking products maker Riverbed Technology and electronic payments provider VeriFone Systems. Riverbed Technology experienced a sharp increase in sales and earnings thanks to the growth of cloud computing, while VeriFone Systems consistently raised its earnings and revenue projections as point-of-sale transactions increased markedly.

Other top individual contributors to relative performance during the 12 months included bearings producer Timken and biotechnology firm Biogen Idec. Growing demand from the auto industry boosted Timken, while Biogen Idec saw earnings expectations rise thanks to robust sales of its multiple sclerosis medications.

Industrials Detracted

The only sector in the Disciplined Growth portfolio to detract meaningfully from performance versus the Russell 1000 Growth Index was the industrials sector. Stock selection among industrial conglomerates and aerospace and defense companies had the biggest negative impact in this sector. The most significant individual detractors included defense contractor Raytheon and heavy-duty vehicle maker Oshkosh, both of which faced potential declines in federal defense spending.

An underweight position in the energy sector—one of the top-performing sectors in the index—also weighed on relative results. In particular, underweight positions in oilfield services companies Halliburton and Schlumberger hurt results as greater drilling activity provided a lift to both stocks.

Other noteworthy detractors from performance versus the index were two health care stocks—robotic surgical equipment maker Intuitive Surgical and pharmacy benefits manager Medco Health Solutions. Intuitive Surgical struggled with declining demand overseas, while Medco faced regulatory uncertainty stemming from new federal health care legislation.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in the equity market. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on the market. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

7

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.4%
Apple, Inc.	4.3%
International Business Machines Corp.	3.1%
Microsoft Corp.	2.6%
Philip Morris International, Inc.	2.2%
Oracle Corp.	2.1%
United Technologies Corp.	1.7%
Caterpillar, Inc.	1.5%
QUALCOMM, Inc.	1.4%
Freeport-McMoRan Copper & Gold, Inc.	1.4%

Top Five Industries	% of net assets
Software	8.2%
Oil, Gas & Consumable Fuels	8.0%
IT Services	6.6%
Computers & Peripherals	5.6%
Health Care Equipment & Supplies	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	(1.4)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,086.20	$5.33	1.03%
Institutional Class	$1,000	$1,087.80	$4.30	0.83%
A Class	$1,000	$1,084.70	$6.62	1.28%
B Class	$1,000	$1,081.00	$10.47	2.03%
C Class	$1,000	$1,080.20	$10.47	2.03%
R Class	$1,000	$1,083.80	$7.91	1.53%
Hypothetical
Investor Class	$1,000	$1,019.69	$5.16	1.03%
Institutional Class	$1,000	$1,020.68	$4.16	0.83%
A Class	$1,000	$1,018.45	$6.41	1.28%
B Class	$1,000	$1,014.73	$10.14	2.03%
C Class	$1,000	$1,014.73	$10.14	2.03%
R Class	$1,000	$1,017.21	$7.65	1.53%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks — 98.9%
AEROSPACE & DEFENSE — 3.4%
Boeing Co. (The)	256	$18,926
General Dynamics Corp.	2,478	184,660
Honeywell International, Inc.	3,919	233,533
Northrop Grumman Corp.	2,617	181,489
United Technologies Corp.	7,562	669,313
		1,287,921
AIR FREIGHT & LOGISTICS — 0.6%
Atlas Air Worldwide Holdings, Inc.(1)	3,173	188,825
United Parcel Service, Inc., Class B	562	40,987
		229,812
AIRLINES — 0.6%
Alaska Air Group, Inc.(1)	3,271	223,933
AUTO COMPONENTS — 1.4%
Magna International, Inc.	5,085	274,793
TRW Automotive Holdings Corp.(1)	4,623	272,896
		547,689
AUTOMOBILES — 0.3%
Ford Motor Co.(1)	8,993	124,014
BEVERAGES — 3.0%
Coca-Cola Co. (The)	7,364	495,523
Dr Pepper Snapple Group, Inc.	6,358	266,591
PepsiCo, Inc.	5,341	376,167
		1,138,281
BIOTECHNOLOGY — 1.5%
Biogen Idec, Inc.(1)	3,616	386,623
Celgene Corp.(1)	432	26,058
Cephalon, Inc.(1)	897	71,670
Cubist Pharmaceuticals, Inc.(1)	637	22,926
United Therapeutics Corp.(1)	1,404	77,360
		584,637
CHEMICALS — 2.8%
CF Industries Holdings, Inc.	799	113,194
Eastman Chemical Co.	1,649	168,313
Monsanto Co.	6,420	465,707
PPG Industries, Inc.	3,616	328,297
		1,075,511
COMMUNICATIONS EQUIPMENT — 2.7%
Cisco Systems, Inc.	15,260	238,209
Motorola Solutions, Inc.(1)	1,960	90,238
QUALCOMM, Inc.	9,452	536,779
Riverbed Technology, Inc.(1)	4,714	186,627
		1,051,853
COMPUTERS & PERIPHERALS — 5.6%
Apple, Inc.(1)	4,950	1,661,566
Dell, Inc.(1)	21,110	351,904
EMC Corp.(1)	2,398	66,065
Hewlett-Packard Co.	1,762	64,137
		2,143,672
CONSTRUCTION & ENGINEERING — 0.1%
Fluor Corp.	362	23,407
CONSUMER FINANCE — 0.1%
American Express Co.	705	36,449
DIVERSIFIED CONSUMER SERVICES — 1.1%
ITT Educational Services, Inc.(1)	2,996	234,407
Weight Watchers International, Inc.	2,622	197,882
		432,289
DIVERSIFIED FINANCIAL SERVICES — 1.4%
Interactive Brokers Group, Inc., Class A	14,216	222,481
McGraw-Hill Cos., Inc. (The)	5,569	233,397
Moody’s Corp.	2,338	89,662
		545,540
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Verizon Communications, Inc.	4,861	180,975
ELECTRICAL EQUIPMENT — 0.8%
Emerson Electric Co.	5,380	302,625
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.1%
Corning, Inc.	8,877	161,117
TE Connectivity Ltd.	6,459	237,433
Vishay Intertechnology, Inc.(1)	2,619	39,390
		437,940
ENERGY EQUIPMENT & SERVICES — 1.9%
Core Laboratories NV	915	102,059
Schlumberger Ltd.	4,621	399,255
SEACOR Holdings, Inc.	2,472	247,101
		748,415
FOOD & STAPLES RETAILING — 3.1%
Costco Wholesale Corp.	4,835	392,795
Walgreen Co.	9,205	390,844
Wal-Mart Stores, Inc.	2,525	134,179
Whole Foods Market, Inc.	4,573	290,157
		1,207,975
FOOD PRODUCTS — 1.1%
Flowers Foods, Inc.	1,125	24,795
Hershey Co. (The)	4,685	266,342
Mead Johnson Nutrition Co.	1,850	124,968
		416,105

11

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 4.5%
Align Technology, Inc.(1)	9,810	$223,668
Baxter International, Inc.	2,966	177,041
Cooper Cos., Inc. (The)	3,247	257,292
Hill-Rom Holdings, Inc.	4,229	194,703
IDEXX Laboratories, Inc.(1)	2,225	172,571
Intuitive Surgical, Inc.(1)	816	303,642
Varian Medical Systems, Inc.(1)	3,704	259,354
Zimmer Holdings, Inc.(1)	2,242	141,694
		1,729,965
HEALTH CARE PROVIDERS & SERVICES — 1.4%
AMERIGROUP Corp.(1)	3,725	262,501
Humana, Inc.	3,020	243,231
UnitedHealth Group, Inc.	77	3,971
WellCare Health Plans, Inc.(1)	219	11,259
		520,962
HOTELS, RESTAURANTS & LEISURE — 2.5%
International Game Technology	12,741	223,987
McDonald’s Corp.	2,738	230,868
Panera Bread Co., Class A(1)	1,606	201,810
Wynn Resorts Ltd.	2,038	292,534
Yum! Brands, Inc.	86	4,751
		953,950
HOUSEHOLD DURABLES — 0.9%
Tupperware Brands Corp.	2,369	159,789
Whirlpool Corp.	2,266	184,271
		344,060
INDUSTRIAL CONGLOMERATES — 1.4%
3M Co.	2,150	203,928
General Electric Co.	17,341	327,051
		530,979
INSURANCE(2)
Travelers Cos., Inc. (The)	59	3,444
INTERNET & CATALOG RETAIL — 1.7%
Amazon.com, Inc.(1)	1,524	311,643
Netflix, Inc.(1)	920	241,675
priceline.com, Inc.(1)	211	108,017
		661,335
INTERNET SOFTWARE & SERVICES — 1.5%
Google, Inc., Class A(1)	888	449,665
IAC/InterActiveCorp(1)	3,056	116,648
Open Text Corp.(1)	102	6,530
		572,843
IT SERVICES — 6.6%
Accenture plc, Class A	7,703	465,415
Alliance Data Systems Corp.(1)	1,577	148,348
Global Payments, Inc.	5,246	267,546
International Business Machines Corp.	6,961	1,194,160
Visa, Inc., Class A	5,204	438,489
		2,513,958
LEISURE EQUIPMENT & PRODUCTS — 0.7%
Polaris Industries, Inc.	2,370	263,473
LIFE SCIENCES TOOLS & SERVICES — 1.6%
Agilent Technologies, Inc.(1)	6,573	335,946
Illumina, Inc.(1)	3,761	282,639
		618,585
MACHINERY — 3.3%
Caterpillar, Inc.	5,446	579,781
Eaton Corp.	3,742	192,526
Gardner Denver, Inc.	381	32,023
Parker-Hannifin Corp.	654	58,690
Sauer-Danfoss, Inc.(1)	4,640	233,810
Toro Co. (The)	2,933	177,446
		1,274,276
MEDIA — 2.2%
DirecTV, Class A(1)	9,087	461,801
DISH Network Corp., Class A(1)	4,312	132,249
Interpublic Group of Cos., Inc. (The)	7,345	91,813
Time Warner Cable, Inc.	1,674	130,639
Time Warner, Inc.	740	26,914
		843,416
METALS & MINING — 1.9%
Freeport-McMoRan Copper & Gold, Inc.	9,796	518,208
Walter Energy, Inc.	1,832	212,146
		730,354
MULTILINE RETAIL — 0.5%
Kohl’s Corp.	3,805	190,288
OIL, GAS & CONSUMABLE FUELS — 8.0%
Chevron Corp.	2,940	302,349
ConocoPhillips	4,420	332,340
Exxon Mobil Corp.	20,813	1,693,762
Marathon Oil Corp.	5,635	296,852
Sunoco, Inc.	422	17,602
Valero Energy Corp.	9,005	230,258
W&T Offshore, Inc.	8,046	210,161
		3,083,324
PAPER & FOREST PRODUCTS — 0.6%
Domtar Corp.	2,427	229,886
PERSONAL PRODUCTS — 1.6%
Estee Lauder Cos., Inc. (The), Class A	1,336	140,534
Herbalife Ltd.	5,059	291,601

12

Shares	Value
Nu Skin Enterprises, Inc., Class A	5,021	$188,538
		620,673
PHARMACEUTICALS — 4.4%
Abbott Laboratories	4,510	237,316
Bristol-Myers Squibb Co.	8,363	242,193
Eli Lilly & Co.	8,342	313,075
Forest Laboratories, Inc.(1)	5,753	226,323
Johnson & Johnson	5,754	382,756
Merck & Co., Inc.	6,741	237,890
Pfizer, Inc.	1,412	29,087
		1,668,640
PROFESSIONAL SERVICES — 0.7%
Towers Watson & Co., Class A	3,815	250,684
Verisk Analytics, Inc., Class A(1)	972	33,650
		284,334
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Rayonier, Inc.	4,199	274,405
ROAD & RAIL — 0.5%
Union Pacific Corp.	1,763	184,057
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.4%
Altera Corp.	4,114	190,684
Applied Materials, Inc.	8,343	108,542
Avago Technologies Ltd.	5,154	195,852
Cypress Semiconductor Corp.(1)	5,522	116,735
Intel Corp.	10,937	242,364
LSI Corp.(1)	33,830	240,870
Micron Technology, Inc.(1)	15,420	115,342
NVIDIA Corp.(1)	15,324	244,188
Teradyne, Inc.(1)	16,478	243,874
		1,698,451
SOFTWARE — 8.2%
Cadence Design Systems, Inc.(1)	24,743	261,286
Cerner Corp.(1)	2,657	162,369
Citrix Systems, Inc.(1)	3,432	274,560
Electronic Arts, Inc.(1)	12,811	302,340
Fortinet, Inc.(1)	1,348	36,787
Intuit, Inc.(1)	5,936	307,841
Microsoft Corp.	37,823	983,398
Oracle Corp.	24,231	797,442
		3,126,023
SPECIALTY RETAIL — 3.0%
AutoZone, Inc.(1)	768	226,445
Bed Bath & Beyond, Inc.(1)	4,324	252,392
Express, Inc.	2,024	44,123
Home Depot, Inc. (The)	2,642	95,693
Limited Brands, Inc.	7,482	287,683
PetSmart, Inc.	1,619	73,454
TJX Cos., Inc. (The)	180	9,455
Williams-Sonoma, Inc.	3,952	144,209
		1,133,454
TEXTILES, APPAREL & LUXURY GOODS — 0.7%
VF Corp.	2,323	252,185
TOBACCO — 2.3%
Lorillard, Inc.	407	44,310
Philip Morris International, Inc.	12,543	837,496
		881,806
TOTAL COMMON STOCKS (Cost $32,793,375)		37,928,169
Temporary Cash Investments — 2.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	222,708	222,708
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $266,030), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $260,007)		260,007
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $221,072), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $216,672)		216,672
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $265,235), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $260,007)		260,007
TOTAL TEMPORARY CASH INVESTMENTS (Cost $959,394)		959,394
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $33,752,769)		38,887,563
OTHER ASSETS AND LIABILITIES — (1.4)%		(549,593)
TOTAL NET ASSETS — 100.0%		$38,337,970

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $33,752,769)	$38,887,563
Receivable for investments sold	1,310,031
Receivable for capital shares sold	90,536
Dividends and interest receivable	37,572
40,325,702

Liabilities
Payable for investments purchased	1,944,134
Payable for capital shares redeemed	12,325
Accrued management fees	30,354
Distribution and service fees payable	919
1,987,732

Net Assets	$38,337,970

Net Assets Consist of:
Capital (par value and paid-in surplus)	$34,644,326
Undistributed net investment income	27,898
Accumulated net realized loss	(1,469,048)
Net unrealized appreciation	5,134,794
$38,337,970

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$31,450,070	2,448,031	$12.85
Institutional Class, $0.01 Par Value	$3,096,720	240,274	$12.89
A Class, $0.01 Par Value	$3,026,488	236,502	$12.80*
B Class, $0.01 Par Value	$105,084	8,382	$12.54
C Class, $0.01 Par Value	$166,940	13,318	$12.53
R Class, $0.01 Par Value	$492,668	38,854	$12.68
*Maximum offering price $13.58 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $617)	$361,484
Interest	339
361,823

Expenses:
Management fees	258,252
Distribution and service fees:
A Class	3,195
B Class	861
C Class	1,228
R Class	1,727
Directors’ fees and expenses	1,157
Other expenses	768
267,188

Net investment income (loss)	94,635

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	2,788,807
Change in net unrealized appreciation (depreciation) on investments	3,976,993

Net realized and unrealized gain (loss)	6,765,800

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,860,435

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$94,635	$74,458
Net realized gain (loss)	2,788,807	571,034
Change in net unrealized appreciation (depreciation)	3,976,993	1,449,372
Net increase (decrease) in net assets resulting from operations	6,860,435	2,094,864

Distributions to Shareholders
From net investment income:
Investor Class	(52,830)	(68,774)
Institutional Class	(12,483)	(20,108)
A Class	(235)	(1,108)
R Class	—	(95)
Decrease in net assets from distributions	(65,548)	(90,085)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	15,583,236	345,348

Net increase (decrease) in net assets	22,378,123	2,350,127

Net Assets
Beginning of period	15,959,847	13,609,720
End of period	$38,337,970	$15,959,847

Undistributed net investment income	$27,898	—

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

17

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 1.03% for the Investor Class, A Class, B Class, C Class and R Class and 0.83% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $45,217,615 and $29,880,320, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,682,989	$20,358,748	510,456	$4,912,469
Issued in reinvestment of distributions	4,156	49,256	6,537	64,129
Redeemed	(618,950)	(7,255,643)	(440,705)	(4,161,868)
	1,068,195	13,152,361	76,288	814,730
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	98,023	1,194,467	50,022	482,024
Issued in reinvestment of distributions	1,052	12,483	2,045	20,108
Redeemed	(90,338)	(1,049,782)	(102,405)	(972,968)
	8,737	157,168	(50,338)	(470,836)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	191,652	2,338,216	52,199	516,352
Issued in reinvestment of distributions	19	229	111	1,086
Redeemed	(26,791)	(317,714)	(31,879)	(293,445)
	164,880	2,020,731	20,431	223,993
B Class/Shares Authorized	10,000,000		10,000,000
Sold	3,344	38,679	2,723	26,373
Redeemed	(964)	(11,820)	—	—
	2,380	26,859	2,723	26,373
C Class/Shares Authorized	10,000,000		10,000,000
Sold	17,046	199,910	1,067	9,604
Redeemed	(8,227)	(101,818)	(3,432)	(31,950)
	8,819	98,092	(2,365)	(22,346)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	10,440	132,524	119	1,182
Issued in reinvestment of distributions	—	—	10	95
Redeemed	(359)	(4,499)	(24,009)	(227,843)
	10,081	128,025	(23,880)	(226,566)
Net increase (decrease)	1,263,092	$15,583,236	22,859	$345,348

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$37,928,169	—	—
Temporary Cash Investments	222,708	$736,686	—
Total Value of Investment Securities	$38,150,877	$736,686	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$65,548	$90,085
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$33,873,946
Gross tax appreciation of investments	$5,372,699
Gross tax depreciation of investments	(359,082)
Net tax appreciation (depreciation) of investments	$5,013,617
Undistributed ordinary income	$27,898
Accumulated capital losses	$(1,347,871)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

21

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.27	$8.01	$11.12	$12.35	$11.59		$10.47
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.04	0.04	(0.01)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss)	3.57	1.27	(3.12)	(0.74)	0.83		1.20
Total From Investment Operations	3.61	1.31	(3.08)	(0.75)	0.81		1.18
Distributions
From Net Investment Income	(0.03)	(0.05)	(0.03)	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.05)		(0.06)
Total Distributions	(0.03)	(0.05)	(0.03)	(0.48)	(0.05)		(0.06)
Net Asset Value, End of Period	$12.85	$9.27	$8.01	$11.12	$12.35		$11.59

Total Return(3)	39.00%	16.35%	(27.63)%	(6.38)%	7.00%		11.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.04%	1.05%	1.05%	1.03%	1.02	%(4)	1.02%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.46%	0.44%	(0.07)%	(0.29	)%(4)	(0.21)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$31,450	$12,787	$10,440	$16,093	$22,775		$16,709

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

22

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.30	$8.03	$11.15	$12.36	$11.62		$10.47
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.06	0.05	0.01	—	(3)	— (3)
Net Realized and Unrealized Gain (Loss)	3.59	1.28	(3.12)	(0.74)	0.81		1.21
Total From Investment Operations	3.65	1.34	(3.07)	(0.73)	0.81		1.21
Distributions
From Net Investment Income	(0.06)	(0.07)	(0.05)	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.07)		(0.06)
Total Distributions	(0.06)	(0.07)	(0.05)	(0.48)	(0.07)		(0.06)
Net Asset Value, End of Period	$12.89	$9.30	$8.03	$11.15	$12.36		$11.62

Total Return(4)	39.26%	16.67%	(27.50)%	(6.22)%	7.02%		11.59%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.84%	0.85%	0.85%	0.83%	0.82	%(5)	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	0.66%	0.64%	0.13%	(0.09	)%(5)	(0.01)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$3,097	$2,152	$2,265	$4,194	$6,918		$3,940

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

23

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.23	$7.98	$11.07	$12.33	$11.56		$10.46
Income From Investment Operations
Net Investment Income (Loss)(3)	0.02	0.02	0.02	(0.04)	(0.03)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.55	1.26	(3.09)	(0.74)	0.82		1.21
Total From Investment Operations	3.57	1.28	(3.07)	(0.78)	0.79		1.16
Distributions
From Net Investment Income	— (4)	(0.03)	(0.02)	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.02)		(0.06)
Total Distributions	— (4)	(0.03)	(0.02)	(0.48)	(0.02)		(0.06)
Net Asset Value, End of Period	$12.80	$9.23	$7.98	$11.07	$12.33		$11.56

Total Return(5)	38.71%	16.00%	(27.76)%	(6.65)%	6.84%		11.12%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.29%	1.30%	1.30%	1.28%	1.27	%(6)	1.27%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.21%	0.19%	(0.32)%	(0.54	)%(6)	(0.46)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$3,026	$661	$408	$571	$1,248		$701

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

24

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.11	$7.91	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.07)	(0.06)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	3.50	1.26	(3.09)	(1.32)
Total From Investment Operations	3.43	1.20	(3.13)	(1.41)
Distributions
From Net Realized Gains	—	—	—	(0.48)
Net Asset Value, End of Period	$12.54	$9.11	$7.91	$11.04

Total Return(3)	37.65%	15.17%	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.04%	2.05%	2.05%	2.03	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.63)%	(0.54)%	(0.56)%	(1.02	)%(4)
Portfolio Turnover Rate	117%	84%	98%	134	%(5)
Net Assets, End of Period (in thousands)	$105	$55	$26	$22

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

25

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.11	$7.91	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.07)	(0.05)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	3.49	1.25	(3.09)	(1.32)
Total From Investment Operations	3.42	1.20	(3.13)	(1.41)
Distributions
From Net Realized Gains	—	—	—	(0.48)
Net Asset Value, End of Period	$12.53	$9.11	$7.91	$11.04

Total Return(3)	37.54%	15.17%	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.04%	2.05%	2.05%	2.03	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.63)%	(0.54)%	(0.56)%	(1.01	)%(4)
Portfolio Turnover Rate	117%	84%	98%	134	%(5)
Net Assets, End of Period (in thousands)	$167	$41	$54	$22

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

26

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.17	$7.92	$11.00	$12.28	$11.53		$10.46
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)	— (3)	— (3)	(0.07)	(0.05)		(0.08)
Net Realized and Unrealized Gain (Loss)	3.52	1.25	(3.08)	(0.73)	0.82		1.21
Total From Investment Operations	3.51	1.25	(3.08)	(0.80)	0.77		1.13
Distributions
From Net Investment Income	—	— (3)	—	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.02)		(0.06)
Total Distributions	—	— (3)	—	(0.48)	(0.02)		(0.06)
Net Asset Value, End of Period	$12.68	$9.17	$7.92	$11.00	$12.28		$11.53

Total Return(4)	38.28%	15.82%	(28.00)%	(6.84)%	6.68%		10.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.54%	1.55%	1.55%	1.53%	1.52	%(5)	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	(0.04)%	(0.06)%	(0.57)%	(0.79	)%(5)	(0.71)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$493	$264	$417	$576	$619		$580

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

28

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is
4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups

33

of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $65,548, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72456   1108

ANNUAL REPORT      JUNE 30, 2011

Equity Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30
Management	31
Approval of Management Agreement	34
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	31.66%	2.12%	3.13%	8.75%	5/9/91
S&P 500 Index	—	30.69%	2.94%	2.72%	8.63%(2)	—
Institutional Class	AMEIX	31.91%	2.32%	3.34%	4.26%	1/2/98
A Class(3) No sales charge* With sales charge*	BEQAX	31.30% 23.74%	1.87% 0.67%	2.87% 2.26%	3.69% 3.25%	10/9/97
B Class No sales charge* With sales charge*	AEYBX	30.30% 26.30%	— —	— —	-2.82% -3.70%	9/28/07
C Class	AEYCX	30.34%	1.11%	—	2.29%	7/18/01
R Class	AEYRX	30.95%	1.61%	—	2.01%	7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

Equity Growth returned 31.66%* for the fiscal year ended June 30, 2011, compared with the 30.69% return of its benchmark, the S&P 500 Index.

Equity Growth posted a strong absolute return for the 12 months, reflecting a robust stock market rally during the period (see page 3 for details). The fund also outperformed the S&P 500 as individual stock selection (a critical component of our investment process) added value in six of ten market sectors.

Energy and Consumer Discretionary Boosted Absolute Results

On an absolute basis, Equity Growth’s holdings in the energy and consumer discretionary sectors were the best performers. The fund’s energy stocks returned more than 50% as a group for the 12-month period, and three of the top six performance contributors came from this sector—oil and gas producers Exxon Mobil, Chevron, and ConocoPhillips. In the consumer discretionary sector, the leading performers included auto parts maker TRW Automotive and off-road vehicle manufacturer Polaris Industries, each of which gained more than 100% for the 12 months.

The fund’s health care holdings also performed well during the reporting period. The best contributors in this sector included biotechnology firm Biogen Idec and health care provider UnitedHealth Group.

The only sector within the portfolio to post a single-digit gain for the 12-month period was utilities. The most significant detractors included independent power producer Constellation Energy and electric utility Entergy. The fund’s holdings in the financials sector also lagged, producing the three biggest negative contributors to absolute performance—financial services providers Bank of America and Citigroup, and capital markets firm Morgan Stanley.

Health Care Outperformed

Looking at relative performance, Equity Growth’s holdings in the health care sector contributed the most to the fund’s outperformance of the S&P 500 for the fiscal year. The fund’s health care holdings returned more than 40% as a group, while their counterparts in the index returned just over 28%.

The bulk of the outperformance resulted from stock selection among biotechnology firms and health care providers. Leading contributors included biotech company Biogen Idec, which saw earnings expectations rise thanks to robust sales of its multiple sclerosis medications, and drug maker Endo Pharmaceuticals, which benefited from favorable acquisitions. Health care providers Humana and UnitedHealth Group rallied as subscriber growth increased and costs declined.

Financials and Consumer Discretionary Also Added Value

Stock selection in the financials and consumer discretionary sectors also contributed favorably to relative results. When it comes to stock selection, underweighting stocks that don’t perform well is just as important as overweighting

*All fund returns referenced in this commentary are for Investor Class shares.

6

stocks that do perform well, and this was a key factor in the outperformance of the fund’s financials holdings. Compared with the index, the fund held an underweight position in insurance giant Berkshire Hathaway, which fell modestly during the 12 months as the company’s chief investment officer resigned abruptly.

In the consumer discretionary sector, the top absolute performance contributors were also the top relative contributors—TRW Automotive and Polaris Industries. TRW continued to benefit from a recovery in the auto industry, while Polaris enjoyed rising demand for its off-road vehicles and motorcycles.

The most important individual investment decision versus the index for the reporting period was an underweight position in network products maker Cisco Systems, which tumbled by more than 25% as the company lowered its growth projections for the coming year amid growing competition in its core markets.

Utilities and Technology Detracted

Equity Growth’s holdings in the utilities and information technology sectors underperformed their counterparts in the S&P 500 for the 12-month period. An overweight position in independent power producers contributed the bulk of the underperformance in the utilities sector. The most notable detractors included energy producers Constellation Energy and NRG Energy, both of which repeatedly failed to meet earnings expectations, leading us to exit the stocks.

Stock choices among computer hardware makers and semiconductor manufacturers were responsible for virtually all of the underperformance in the information technology sector. Printer maker Lexmark International was the fund’s most significant individual detractor; the company reported lower-than-expected earnings as increased competition led to weaker sales and declining prices. Another poor performer was IT services provider Computer Sciences, which tumbled late in the period as a decline in government spending led to an earnings disappointment.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in the equity market. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on the market. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

7

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.7%
Chevron Corp.	2.4%
International Business Machines Corp.	2.4%
Johnson & Johnson	2.3%
Microsoft Corp.	2.3%
General Electric Co.	2.0%
AT&T, Inc.	1.9%
Apple, Inc.	1.9%
Philip Morris International, Inc.	1.8%
Wells Fargo & Co.	1.8%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	11.4%
Pharmaceuticals	6.0%
Insurance	4.7%
IT Services	4.7%
Software	4.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.2%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,076.30	$3.50	0.68%
Institutional Class	$1,000	$1,077.20	$2.47	0.48%
A Class	$1,000	$1,075.10	$4.78	0.93%
B Class	$1,000	$1,070.90	$8.63	1.68%
C Class	$1,000	$1,070.90	$8.63	1.68%
R Class	$1,000	$1,073.40	$6.07	1.18%
Hypothetical
Investor Class	$1,000	$1,021.42	$3.41	0.68%
Institutional Class	$1,000	$1,022.41	$2.41	0.48%
A Class	$1,000	$1,020.18	$4.66	0.93%
B Class	$1,000	$1,016.46	$8.40	1.68%
C Class	$1,000	$1,016.46	$8.40	1.68%
R Class	$1,000	$1,018.94	$5.91	1.18%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks — 98.8%
AEROSPACE & DEFENSE — 3.1%
General Dynamics Corp.	256,409	$19,107,599
Northrop Grumman Corp.	247,790	17,184,236
United Technologies Corp.	300,510	26,598,140
		62,889,975
AIR FREIGHT & LOGISTICS — 1.4%
United Parcel Service, Inc., Class B	398,817	29,085,724
AUTO COMPONENTS — 1.2%
Magna International, Inc.	167,389	9,045,702
TRW Automotive Holdings Corp.(1)	251,410	14,840,732
		23,886,434
AUTOMOBILES — 0.3%
Ford Motor Co.(1)	472,269	6,512,590
BEVERAGES — 2.6%
Coca-Cola Co. (The)	179,970	12,110,181
Coca-Cola Enterprises, Inc.	325,682	9,503,401
Constellation Brands, Inc., Class A(1)	442,806	9,219,221
Dr Pepper Snapple Group, Inc.	390,301	16,365,321
PepsiCo, Inc.	58,041	4,087,828
		51,285,952
BIOTECHNOLOGY — 2.2%
Amgen, Inc.(1)	217,055	12,665,159
Biogen Idec, Inc.(1)	197,749	21,143,323
Cephalon, Inc.(1)	119,044	9,511,616
Cubist Pharmaceuticals, Inc.(1)	41,295	1,486,207
		44,806,305
CAPITAL MARKETS — 1.6%
Ameriprise Financial, Inc.	163,602	9,436,563
Bank of New York Mellon Corp. (The)	273,456	7,005,943
Legg Mason, Inc.	489,215	16,026,683
		32,469,189
CHEMICALS — 1.4%
Eastman Chemical Co.	88,618	9,045,239
PPG Industries, Inc.	175,187	15,905,228
W.R. Grace & Co.(1)	88,250	4,026,847
		28,977,314
COMMERCIAL BANKS — 2.7%
Commerce Bancshares, Inc.	66,028	2,839,204
M&T Bank Corp.	14,136	1,243,261
PNC Financial Services Group, Inc.	133,602	7,964,015
U.S. Bancorp.	259,684	6,624,539
Wells Fargo & Co.	1,288,335	36,150,680
		54,821,699
COMMUNICATIONS EQUIPMENT — 0.6%
Brocade Communications Systems, Inc.(1)	175,852	1,136,004
Cisco Systems, Inc.	188,218	2,938,083
Motorola Solutions, Inc.(1)	160,169	7,374,181
Research In Motion Ltd.(1)	48,862	1,409,668
		12,857,936
COMPUTERS & PERIPHERALS — 3.4%
Apple, Inc.(1)	113,426	38,073,705
Dell, Inc.(1)	1,265,004	21,087,617
NetApp, Inc.(1)	118,405	6,249,416
SanDisk Corp.(1)	61,693	2,560,259
		67,970,997
CONSTRUCTION & ENGINEERING — 1.4%
Fluor Corp.	230,120	14,879,559
KBR, Inc.	318,041	11,986,966
URS Corp.(1)	38,380	1,717,121
		28,583,646
CONSUMER FINANCE — 1.6%
American Express Co.	298,468	15,430,796
Capital One Financial Corp.	148,747	7,685,757
Cash America International, Inc.	159,582	9,235,010
		32,351,563
DIVERSIFIED CONSUMER SERVICES — 1.2%
Career Education Corp.(1)	17,387	367,735
H&R Block, Inc.	258,268	4,142,619
ITT Educational Services, Inc.(1)	185,607	14,521,891
Weight Watchers International, Inc.	74,042	5,587,950
		24,620,195
DIVERSIFIED FINANCIAL SERVICES — 2.4%
Bank of America Corp.	503,144	5,514,458
Citigroup, Inc.	277,082	11,537,694
JPMorgan Chase & Co.	345,789	14,156,602
McGraw-Hill Cos., Inc. (The)	414,234	17,360,547
		48,569,301

11

	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.6%
AT&T, Inc.	1,241,370	$38,991,432
Verizon Communications, Inc.	885,929	32,983,136
		71,974,568
ELECTRIC UTILITIES — 0.8%
Entergy Corp.	224,807	15,349,822
FirstEnergy Corp.	27,497	1,213,993
		16,563,815
ELECTRICAL EQUIPMENT — 0.3%
Emerson Electric Co.	96,736	5,441,400
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Anixter International, Inc.	814	53,187
Corning, Inc.	17,544	318,423
Vishay Intertechnology, Inc.(1)	849,068	12,769,983
		13,141,593
ENERGY EQUIPMENT & SERVICES — 1.7%
Core Laboratories NV	80,631	8,993,582
Diamond Offshore Drilling, Inc.	62,186	4,378,516
Halliburton Co.	8,653	441,303
Schlumberger Ltd.	65,928	5,696,179
SEACOR Holdings, Inc.	133,122	13,306,875
Transocean Ltd.	4,667	301,302
		33,117,757
FOOD & STAPLES RETAILING — 1.2%
Walgreen Co.	471,644	20,026,004
Wal-Mart Stores, Inc.	77,075	4,095,766
		24,121,770
FOOD PRODUCTS — 2.1%
H.J. Heinz Co.	202,226	10,774,601
Hershey Co. (The)	251,925	14,321,936
Smithfield Foods, Inc.(1)	195,654	4,278,953
Tyson Foods, Inc., Class A	670,899	13,028,859
		42,404,349
GAS UTILITIES — 0.1%
WGL Holdings, Inc.	36,351	1,399,150
HEALTH CARE EQUIPMENT & SUPPLIES — 1.0%
Baxter International, Inc.	16,766	1,000,762
Hill-Rom Holdings, Inc.	2,964	136,462
Kinetic Concepts, Inc.(1)	56,536	3,258,170
Zimmer Holdings, Inc.(1)	245,428	15,511,050
		19,906,444
HEALTH CARE PROVIDERS & SERVICES — 2.9%
AMERIGROUP Corp.(1)	30,815	2,171,533
Humana, Inc.	189,984	15,301,312
Magellan Health Services, Inc.(1)	71,768	3,928,580
UnitedHealth Group, Inc.	481,852	24,853,926
WellCare Health Plans, Inc.(1)	214,722	11,038,858
		57,294,209
HOTELS, RESTAURANTS & LEISURE — 0.3%
Brinker International, Inc.	84,115	2,057,453
McDonald’s Corp.	45,295	3,819,274
Starbucks Corp.	1,220	48,178
		5,924,905
HOUSEHOLD PRODUCTS — 0.9%
Colgate-Palmolive Co.	18,584	1,624,427
Procter & Gamble Co. (The)	263,635	16,759,277
		18,383,704
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
AES Corp. (The)(1)	547,744	6,978,259
INDUSTRIAL CONGLOMERATES — 2.7%
3M Co.	157,703	14,958,130
General Electric Co.	2,128,732	40,147,885
		55,106,015
INSURANCE — 4.7%
ACE Ltd.	165,224	10,875,044
Allied World Assurance Co. Holdings Ltd.	147,382	8,486,256
American Financial Group, Inc.	304,561	10,869,782
Berkshire Hathaway, Inc., Class B(1)	126,157	9,763,290
Chubb Corp. (The)	50,335	3,151,474
Horace Mann Educators Corp.	675	10,537
Principal Financial Group, Inc.	480,441	14,615,015
Prudential Financial, Inc.	362,688	23,063,330
Travelers Cos., Inc. (The)	248,646	14,515,953
		95,350,681
INTERNET & CATALOG RETAIL — 0.2%
Expedia, Inc.	58,954	1,709,076
priceline.com, Inc.(1)	5,989	3,065,949
		4,775,025
INTERNET SOFTWARE & SERVICES — 1.1%
AOL, Inc.(1)	124,563	2,473,821
eBay, Inc.(1)	3,968	128,048
Google, Inc., Class A(1)	37,016	18,744,162
		21,346,031

12

Shares	Value
IT SERVICES — 4.7%
Accenture plc, Class A	236,719	$14,302,562
Alliance Data Systems Corp.(1)	93,964	8,839,194
Global Payments, Inc.	96,004	4,896,204
International Business Machines Corp.	280,813	48,173,470
Visa, Inc., Class A	217,005	18,284,841
		94,496,271
LEISURE EQUIPMENT & PRODUCTS — 0.7%
Polaris Industries, Inc.	121,210	13,474,916
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Agilent Technologies, Inc.(1)	27,182	1,389,272
MACHINERY — 2.2%
Caterpillar, Inc.	146,874	15,636,206
Dover Corp.	190,811	12,936,986
Eaton Corp.	69,930	3,597,898
Parker-Hannifin Corp.	79,370	7,122,664
Sauer-Danfoss, Inc.(1)	94,084	4,740,893
		44,034,647
MEDIA — 3.9%
Comcast Corp., Class A	1,017,031	25,771,565
DirecTV, Class A(1)	251,974	12,805,319
DISH Network Corp., Class A(1)	357,140	10,953,484
Gannett Co., Inc.	277	3,967
Interpublic Group of Cos., Inc. (The)	666,610	8,332,625
Time Warner, Inc.	553,469	20,129,667
		77,996,627
METALS & MINING — 2.2%
Freeport-McMoRan Copper & Gold, Inc.	423,835	22,420,872
Newmont Mining Corp.	306,533	16,543,586
Walter Energy, Inc.	43,893	5,082,809
		44,047,267
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	135,196	7,049,119
Kohl’s Corp.	73,158	3,658,632
		10,707,751
MULTI-UTILITIES — 1.1%
Ameren Corp.	272,974	7,872,570
Consolidated Edison, Inc.	3,529	187,884
DTE Energy Co.	15,035	752,051
Integrys Energy Group, Inc.	253,597	13,146,468
		21,958,973
OIL, GAS & CONSUMABLE FUELS — 11.4%
Chevron Corp.	477,293	49,084,812
ConocoPhillips	429,757	32,313,429
Exxon Mobil Corp.	906,628	73,781,387
Marathon Oil Corp.	363,939	19,172,306
Murphy Oil Corp.	111,383	7,313,408
Occidental Petroleum Corp.	271,271	28,223,035
Valero Energy Corp.	579,139	14,808,584
W&T Offshore, Inc.	183,647	4,796,860
		229,493,821
PAPER & FOREST PRODUCTS — 0.7%
Domtar Corp.	155,308	14,710,774
PERSONAL PRODUCTS — 1.0%
Estee Lauder Cos., Inc. (The), Class A	37,360	3,929,898
Herbalife Ltd.	270,854	15,612,025
Nu Skin Enterprises, Inc., Class A	15,120	567,756
		20,109,679
PHARMACEUTICALS — 6.0%
Abbott Laboratories	364,099	19,158,890
Bristol-Myers Squibb Co.	225,216	6,522,255
Eli Lilly & Co.	619,916	23,265,448
Johnson & Johnson	707,062	47,033,764
Merck & Co., Inc.	134,870	4,759,562
Pfizer, Inc.	978,493	20,156,956
		120,896,875
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
Rayonier, Inc.	200,626	13,110,909
Simon Property Group, Inc.	19,682	2,287,639
		15,398,548
ROAD & RAIL — 0.4%
CSX Corp.	267,845	7,022,896
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.0%
Altera Corp.	52,485	2,432,680
Applied Materials, Inc.	236,417	3,075,785
Intel Corp.	1,576,629	34,938,099
LSI Corp.(1)	288,084	2,051,158
Micron Technology, Inc.(1)	589,846	4,412,048
Teradyne, Inc.(1)	922,356	13,650,869
		60,560,639
SOFTWARE — 4.3%
Cadence Design Systems, Inc.(1)	665,891	7,031,809
Electronic Arts, Inc.(1)	86,712	2,046,403
Intuit, Inc.(1)	121,841	6,318,674
Microsoft Corp.	1,766,158	45,920,108
Oracle Corp.	408,201	13,433,895
Symantec Corp.(1)	561,263	11,068,107
		85,818,996

13

Shares	Value
SPECIALTY RETAIL — 1.4%
AutoZone, Inc.(1)	49,601	$14,624,855
Bed Bath & Beyond, Inc.(1)	187,242	10,929,315
Williams-Sonoma, Inc.	70,436	2,570,210
		28,124,380
TEXTILES, APPAREL & LUXURY GOODS — 0.8%
VF Corp.	148,013	16,068,291
TOBACCO — 1.8%
Philip Morris International, Inc.	543,038	36,258,647
TOTAL COMMON STOCKS (Cost $1,641,735,713)		1,985,487,765
Temporary Cash Investments — 1.0%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	4,682,455	4,682,455
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $5,593,293), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $5,466,656)		5,466,656
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $4,648,057), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $4,555,547)		4,555,547
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $5,576,583), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $5,466,657)		5,466,657
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,171,315)		20,171,315
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,661,907,028)		2,005,659,080
OTHER ASSETS AND LIABILITIES — 0.2%		4,435,915
TOTAL NET ASSETS — 100.0%		$2,010,094,995

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $1,661,907,028)	$2,005,659,080
Receivable for capital shares sold	6,472,088
Dividends and interest receivable	1,801,601
2,013,932,769

Liabilities
Payable for capital shares redeemed	2,742,778
Accrued management fees	1,051,260
Distribution and service fees payable	43,736
3,837,774

Net Assets	$2,010,094,995

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,023,065,086
Undistributed net investment income	1,339,385
Accumulated net realized loss	(358,061,528)
Net unrealized appreciation	343,752,052
$2,010,094,995

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,615,829,161	72,243,045	$22.37
Institutional Class, $0.01 Par Value	$200,190,879	8,945,581	$22.38
A Class, $0.01 Par Value	$182,194,721	8,151,746	$22.35*
B Class, $0.01 Par Value	$80,531	3,601	$22.36
C Class, $0.01 Par Value	$6,610,644	297,599	$22.21
R Class, $0.01 Par Value	$5,189,059	232,027	$22.36

*Maximum offering price $23.71 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $44,578)	$39,377,216
Interest	12,181
39,389,397
Expenses:
Management fees	13,183,843
Distribution and service fees:
A Class	575,765
B Class	853
C Class	62,518
R Class	22,592
Directors’ fees and expenses	81,821
Other expenses	36,513
13,963,905

Net investment income (loss)	25,425,492

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	175,701,269
Futures contract transactions	2,005,995
177,707,264

Change in net unrealized appreciation (depreciation) on investments	343,999,660

Net realized and unrealized gain (loss)	521,706,924

Net Increase (Decrease) in Net Assets Resulting from Operations	$547,132,416

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$25,425,492	$22,239,817
Net realized gain (loss)	177,707,264	170,469,923
Change in net unrealized appreciation (depreciation)	343,999,660	52,924,221
Net increase (decrease) in net assets resulting from operations	547,132,416	245,633,961

Distributions to Shareholders
From net investment income:
Investor Class	(19,018,126)	(16,332,181)
Institutional Class	(3,152,156)	(2,596,043)
A Class	(2,209,907)	(2,255,148)
B Class	(199)	(80)
C Class	(14,581)	(6,146)
R Class	(33,422)	(19,178)
Decrease in net assets from distributions	(24,428,391)	(21,208,776)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(334,916,277)	(143,558,603)

Net increase (decrease) in net assets	187,787,748	80,866,582

Net Assets
Beginning of period	1,822,307,247	1,741,440,665
End of period	$2,010,094,995	$1,822,307,247

Undistributed net investment income	$1,339,385	$689,598

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 0.68% for the Investor Class, A Class, B Class, C Class and R Class and 0.48% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 14% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $1,458,349,296 and $1,800,277,167, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	6,844,727	$139,458,692	7,172,629	$128,083,968
Issued in reinvestment of distributions	850,097	17,568,851	704,506	13,055,854
Redeemed	(15,216,665)	(309,262,629)	(15,558,934)	(279,380,253)
	(7,521,841)	(152,235,086)	(7,681,799)	(138,240,431)
Institutional Class/Shares Authorized	90,000,000		90,000,000
Sold	2,221,773	45,534,910	4,013,345	71,922,013
Issued in reinvestment of distributions	151,591	3,127,220	132,081	2,451,690
Redeemed	(5,273,463)	(110,002,173)	(3,267,204)	(59,280,380)
	(2,900,099)	(61,340,043)	878,222	15,093,323
A Class/Shares Authorized	80,000,000		80,000,000
Sold	2,844,005	56,682,136	5,303,375	94,772,509
Issued in reinvestment of distributions	80,286	1,642,871	91,586	1,694,836
Redeemed	(8,566,094)	(179,415,619)	(6,419,652)	(118,477,685)
	(5,641,803)	(121,090,612)	(1,024,691)	(22,010,340)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	86	1,500
Issued in reinvestment of distributions	9	199	4	80
Redeemed	(674)	(14,693)	(23)	(429)
	(665)	(14,494)	67	1,151
C Class/Shares Authorized	10,000,000		10,000,000
Sold	48,149	999,740	86,695	1,541,988
Issued in reinvestment of distributions	671	13,817	317	5,851
Redeemed	(75,312)	(1,534,551)	(98,512)	(1,782,489)
	(26,492)	(520,994)	(11,500)	(234,650)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	59,588	1,213,479	157,816	2,820,008
Issued in reinvestment of distributions	1,613	33,422	1,030	19,178
Redeemed	(48,362)	(961,949)	(54,825)	(1,006,842)
	12,839	284,952	104,021	1,832,344
Net increase (decrease)	(16,078,061)	$(334,916,277)	(7,735,680)	$(143,558,603)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,985,487,765	—	—
Temporary Cash Investments	4,682,455	$15,488,860	—
Total Value of Investment Securities	$1,990,170,220	$15,488,860	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $2,005,995 in net realized gain (loss) on futures contract transactions.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$24,428,391	$21,208,776
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,677,580,778
Gross tax appreciation of investments	$348,015,261
Gross tax depreciation of investments	(19,936,959)
Net tax appreciation (depreciation) of investments	$328,078,302
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$328,078,302
Undistributed ordinary income	$1,339,385
Accumulated capital losses	$(342,387,778)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(15,173,265) and $(327,214,513) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.20	$15.32	$21.84	$26.91	$25.64		$23.37
Income From Investment Operations
Net Investment Income (Loss)(2)	0.26	0.21	0.27	0.25	0.11		0.22
Net Realized and Unrealized Gain (Loss)	5.16	1.87	(6.45)	(3.36)	1.55		3.07
Total From Investment Operations	5.42	2.08	(6.18)	(3.11)	1.66		3.29
Distributions
From Net Investment Income	(0.25)	(0.20)	(0.34)	(0.18)	(0.11)		(0.23)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.25)	(0.20)	(0.34)	(1.96)	(0.39)		(1.02)
Net Asset Value, End of Period	$22.37	$17.20	$15.32	$21.84	$26.91		$25.64

Total Return(3)	31.66%	13.47%	(28.37)%	(12.12)%	6.52%		14.14%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.67%	0.67	%(4)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.28%	1.14%	1.66%	1.01%	0.82	%(4)	0.92%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$1,615,829	$1,371,992	$1,339,582	$2,046,107	$2,675,773		$2,488,267

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.21	$15.33	$21.86	$26.92	$25.65		$23.38
Income From Investment Operations
Net Investment Income (Loss)(2)	0.30	0.24	0.31	0.29	0.13		0.27
Net Realized and Unrealized Gain (Loss)	5.17	1.87	(6.46)	(3.35)	1.55		3.07
Total From Investment Operations	5.47	2.11	(6.15)	(3.06)	1.68		3.34
Distributions
From Net Investment Income	(0.30)	(0.23)	(0.38)	(0.22)	(0.13)		(0.28)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.30)	(0.23)	(0.38)	(2.00)	(0.41)		(1.07)
Net Asset Value, End of Period	$22.38	$17.21	$15.33	$21.86	$26.92		$25.65

Total Return(3)	31.91%	13.69%	(28.21)%	(11.95)%	6.61%		14.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.50%	0.50%	0.47%	0.47	%(4)	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48%	1.34%	1.86%	1.21%	1.02	%(4)	1.12%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$200,191	$203,860	$168,092	$443,647	$529,324		$472,199

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

25

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.19	$15.31	$21.81	$26.89	$25.62		$23.35
Income From Investment Operations
Net Investment Income (Loss)(3)	0.20	0.16	0.23	0.18	0.07		0.16
Net Realized and Unrealized Gain (Loss)	5.16	1.87	(6.44)	(3.34)	1.56		3.07
Total From Investment Operations	5.36	2.03	(6.21)	(3.16)	1.63		3.23
Distributions
From Net Investment Income	(0.20)	(0.15)	(0.29)	(0.14)	(0.08)		(0.17)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.20)	(0.15)	(0.29)	(1.92)	(0.36)		(0.96)
Net Asset Value, End of Period	$22.35	$17.19	$15.31	$21.81	$26.89		$25.62

Total Return(4)	31.30%	13.20%	(28.54)%	(12.33)%	6.40%		13.86%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94%	0.95%	0.95%	0.92%	0.92	%(5)	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.03%	0.89%	1.41%	0.76%	0.57	%(5)	0.67%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$182,195	$237,076	$226,830	$336,939	$479,540		$417,950

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

26

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$17.20	$15.32	$21.78	$27.09
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.03	0.11	—	(3)
Net Realized and Unrealized Gain (Loss)	5.15	1.87	(6.44)	(3.52)
Total From Investment Operations	5.21	1.90	(6.33)	(3.52)
Distributions
From Net Investment Income	(0.05)	(0.02)	(0.13)	(0.01)
From Net Realized Gains	—	—	—	(1.78)
Total Distributions	(0.05)	(0.02)	(0.13)	(1.79)
Net Asset Value, End of Period	$22.36	$17.20	$15.32	$21.78

Total Return(4)	30.30%	12.38%	(29.05)%	(13.55)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.70%	1.67	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%	0.14%	0.66%	0.02	%(5)
Portfolio Turnover Rate	74%	64%	107%	105	%(6)
Net Assets, End of Period (in thousands)	$81	$73	$64	$46

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.08	$15.22	$21.64	$26.76	$25.51		$23.28
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.03	0.11	— (3)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss)	5.12	1.85	(6.40)	(3.33)	1.55		3.04
Total From Investment Operations	5.18	1.88	(6.29)	(3.33)	1.53		3.02
Distributions
From Net Investment Income	(0.05)	(0.02)	(0.13)	(0.01)	—		— (3)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.05)	(0.02)	(0.13)	(1.79)	(0.28)		(0.79)
Net Asset Value, End of Period	$22.21	$17.08	$15.22	$21.64	$26.76		$25.51

Total Return(4)	30.34%	12.33%	(29.06)%	(13.01)%	5.99%		13.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.70%	1.67%	1.67	%(5)	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%	0.14%	0.66%	0.01%	(0.18	)%(5)	(0.08)%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$6,611	$5,536	$5,108	$7,634	$12,852		$10,276

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.20	$15.32	$21.81	$26.91	$25.64		$23.37
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.12	0.18	0.13	0.04		0.14
Net Realized and Unrealized Gain (Loss)	5.15	1.87	(6.43)	(3.36)	1.56		3.03
Total From Investment Operations	5.31	1.99	(6.25)	(3.23)	1.60		3.17
Distributions
From Net Investment Income	(0.15)	(0.11)	(0.24)	(0.09)	(0.05)		(0.11)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.15)	(0.11)	(0.24)	(1.87)	(0.33)		(0.90)
Net Asset Value, End of Period	$22.36	$17.20	$15.32	$21.81	$26.91		$25.64

Total Return(3)	30.95%	12.91%	(28.71)%	(12.56)%	6.27%		13.57%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.20%	1.20%	1.17%	1.17	%(4)	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%	0.64%	1.16%	0.51%	0.32	%(4)	0.42%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$5,189	$3,770	$1,764	$752	$962		$741

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

30

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

34

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

35

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

36

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

37

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $22,025,512, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72457   1108

ANNUAL REPORT          JUNE 30, 2011

Equity Market Neutral Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	29
Report of Independent Registered Public Accounting Firm	35
Management	36
Approval of Management Agreement	39
Additional Information	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ALHIX	3.70%	-0.69%	1.12%	9/30/05
Barclays Capital U.S. 1-3 Month Treasury Bill Index	—	0.14%	1.87%	2.17%	—
Institutional Class	ALISX	3.87%	-0.48%	1.32%	9/30/05
A Class No sales charge* With sales charge*	ALIAX	3.42% -2.56%	-0.91% -2.07%	0.89% -0.15%	9/30/05
B Class No sales charge* With sales charge*	ALIBX	2.59% -1.41%	-1.67% -1.88%	0.11% -0.06%	9/30/05
C Class	ALICX	2.69%	-1.67%	0.11%	9/30/05
R Class	ALIRX	3.15%	-1.17%	0.62%	9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
3.09%	2.89%	3.34%	4.09%	4.09%	3.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Equity Market Neutral returned 3.70%* for the fiscal year ended June 30, 2011, compared with the 0.14% return of its benchmark, the Barclays Capital U.S.
1–3 Month Treasury Bill Index.

Equity Market Neutral is designed to generate positive returns in all market environments, regardless of general stock market performance, so the fund uses a cash—equivalent investment—a short-term Treasury bill index—as its benchmark. Amid a robust stock market rally (see page 3 for details), the fund posted a positive return and outperformed its benchmark for the 12 months. The outperformance was driven primarily by the fund’s long positions, which more than offset the decline in the fund’s short positions.

Long Positions Outperformed

The long portion of the Equity Market Neutral portfolio gained more than 40% in aggregate for the 12-month period. One factor contributing to this strong performance was holding overweight positions in materials and consumer discretionary stocks, which were among the best-performing segments in the stock market for the reporting period. The leading contributors in these two sectors included metals producer Hecla Mining, auto parts maker TRW Automotive, and footwear maker Timberland. A sharp rise in commodity prices drove the rally in Hecla Mining’s stock price; TRW continued to benefit from a recovery in the auto industry; and Timberland agreed to an acquisition offer from apparel maker VF Corporation.

Stock selection on the long side was most successful in the information technology sector. The top contributors included electronic components maker Vishay Intertechnology and digital network operator DG FastChannel, which links advertisers and broadcasters. Vishay benefited from healthy sales volumes, lower costs, and a favorable pricing environment, while DG FastChannel reported earnings far above expectations as consumer demand for high-definition content increased.

The top three individual contributors among the fund’s long positions came from the energy sector. Offshore drilling company W&T Offshore, oil and gas producer Stone Energy, and energy equipment and services provider Complete Production Services all benefited from higher energy prices, growing demand, and increased drilling activity.

On the downside, the fund’s consumer staples and financials holdings detracted from results in the long portion of the portfolio. Grocery store chain SUPERVALU stumbled as declining sales and lower profit margins weighed on the stock. Regional bank Flagstar Bancorp continued to report lending-related losses and sold assets to raise capital. Other notable individual detractors on the long side included gold miner Golden Star Resources, which reported a string of losses amid production declines, and for-profit education firm Corinthian Colleges, which struggled with regulatory uncertainty surrounding federal student lending.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Short Positions Declined

Reflecting the broad stock market rally, Equity Market Neutral’s short positions—which are designed to profit when a stock’s price declines—posted negative returns for the 12-month period. By far, the fund’s short positions in the materials sector had the biggest negative impact on performance. The most notable underperformers included short positions in specialty chemicals producer Valhi and its subsidiary, NL Industries. Both stocks soared as the improving economic environment boosted demand for their products, and Valhi also won a new contract for its hazardous waste removal unit.

Other meaningful detractors from performance among the fund’s short positions included coffee maker Green Mountain Coffee Roasters and energy exploration and production company SandRidge Energy. Green Mountain enjoyed a substantial increase in demand and successfully implemented price increases, while SandRidge made several beneficial acquisitions to boost the company’s oil production.

On the positive side, the portfolio’s short positions were most successful in the telecommunication services and consumer discretionary sectors. In particular, the fund’s short positions in the telecom services sector delivered a double-digit gain for the 12-month period, due largely to one key holding—mobile broadband network provider Clearwire. Clearwire reported a steady stream of operating losses and an increasingly troubled balance sheet.

In the consumer discretionary sector, the top short positions included apparel retailer Coldwater Creek and consumer electronics retailer HHGregg. Coldwater Creek reported a series of losses as profit margins continued to erode, while HHGregg faced an increasingly challenging competitive environment that weighed on profitability.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in the equity market. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on the market. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon, both in the long and short portions of the portfolio. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

7

Fund Characteristics

JUNE 30, 2011
Top Ten Long Holdings	% of net assets
W&T Offshore, Inc.	0.78%
GT Solar International, Inc.	0.76%
Polaris Industries, Inc.	0.75%
Accenture plc, Class A	0.74%
UGI Corp.	0.72%
Herbalife Ltd.	0.70%
Cash America International, Inc.	0.70%
Dillard’s, Inc., Class A	0.69%
Cheesecake Factory, Inc. (The)	0.69%
Equity LifeStyle Properties, Inc.	0.69%

Top Ten Short Holdings	% of net assets
Green Mountain Coffee Roasters, Inc.	(0.77)%
Pegasystems, Inc.	(0.75)%
SLM Corp.	(0.73)%
Salix Pharmaceuticals Ltd.	(0.69)%
Tesla Motors, Inc.	(0.68)%
Temple-Inland, Inc.	(0.67)%
AK Steel Holding Corp.	(0.67)%
Cavium, Inc.	(0.66)%
Valhi, Inc.	(0.65)%
Volcano Corp.	(0.65)%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Securities Sold Short	(99.2)%
Temporary Cash Investments	0.2%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,031.80	$14.26	2.83%
Institutional Class	$1,000	$1,033.60	$13.26	2.63%
A Class	$1,000	$1,031.10	$15.51	3.08%
B Class	$1,000	$1,026.90	$19.25	3.83%
C Class	$1,000	$1,026.90	$19.25	3.83%
R Class	$1,000	$1,029.40	$16.76	3.33%
Hypothetical
Investor Class	$1,000	$1,010.76	$14.11	2.83%
Institutional Class	$1,000	$1,011.75	$13.12	2.63%
A Class	$1,000	$1,009.52	$15.35	3.08%
B Class	$1,000	$1,005.80	$19.05	3.83%
C Class	$1,000	$1,005.80	$19.05	3.83%
R Class	$1,000	$1,008.28	$16.58	3.33%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks(1) — 99.1%
AEROSPACE & DEFENSE — 0.1%
General Dynamics Corp.	556	$41,433
AIR FREIGHT & LOGISTICS — 0.6%
Atlas Air Worldwide Holdings, Inc.(2)	6,735	400,800
AIRLINES — 0.2%
US Airways Group, Inc.(2)	11,082	98,741
AUTO COMPONENTS — 1.6%
American Axle & Manufacturing Holdings, Inc.(2)	31,730	361,088
Dana Holding Corp.(2)	4,927	90,164
Federal-Mogul Corp.(2)	6,299	143,806
Lear Corp.	1,038	55,512
TRW Automotive Holdings Corp.(2)	6,070	358,312
		1,008,882
AUTOMOBILES — 0.6%
Ford Motor Co.(2)	25,623	353,341
BEVERAGES — 1.7%
Boston Beer Co., Inc., Class A(2)	3,762	337,075
Constellation Brands, Inc., Class A(2)	14,045	292,417
Dr Pepper Snapple Group, Inc.	10,267	430,495
		1,059,987
BIOTECHNOLOGY — 1.3%
Amgen, Inc.(2)	2,676	156,144
Biogen Idec, Inc.(2)	1,530	163,587
Cubist Pharmaceuticals, Inc.(2)	4,304	154,901
Emergent Biosolutions, Inc.(2)	6,772	152,709
Myriad Genetics, Inc.(2)	6,408	145,526
United Therapeutics Corp.(2)	1,540	84,854
		857,721
CAPITAL MARKETS — 2.2%
Bank of New York Mellon Corp. (The)	6,099	156,256
Investment Technology Group, Inc.(2)	23,809	333,802
Janus Capital Group, Inc.	25,717	242,769
Legg Mason, Inc.	9,800	321,048
optionsXpress Holdings, Inc.	23,129	385,793
		1,439,668
CHEMICALS — 3.9%
Eastman Chemical Co.	2,598	265,178
Ferro Corp.(2)	25,351	340,717
Georgia Gulf Corp.(2)	13,884	335,160
Minerals Technologies, Inc.	5,453	361,479
OM Group, Inc.(2)	6,593	267,940
PPG Industries, Inc.	4,409	400,293
W.R. Grace & Co.(2)	9,578	437,044
Westlake Chemical Corp.	1,505	78,110
		2,485,921
COMMERCIAL BANKS — 1.0%
CapitalSource, Inc.	35,228	227,221
East West Bancorp., Inc.	14,680	296,682
PacWest Bancorp.	5,270	108,404
		632,307
COMMERCIAL SERVICES & SUPPLIES — 0.5%
M&F Worldwide Corp.(2)	11,505	297,289
COMMUNICATIONS EQUIPMENT — 1.5%
Arris Group, Inc.(2)	14,184	164,676
Brocade Communications Systems, Inc.(2)	39,364	254,291
DG FastChannel, Inc.(2)	12,150	389,409
Plantronics, Inc.	761	27,799
Research In Motion Ltd.(2)	878	25,330
Tellabs, Inc.	18,828	86,797
		948,302
COMPUTERS & PERIPHERALS — 0.5%
Dell, Inc.(2)	20,414	340,301
CONSTRUCTION & ENGINEERING — 2.5%
Chicago Bridge & Iron Co. NV New York Shares	9,274	360,759
Fluor Corp.	2,103	135,980
KBR, Inc.	11,237	423,522
MasTec, Inc.(2)	16,881	332,893
URS Corp.(2)	7,717	345,259
		1,598,413
CONSUMER FINANCE — 0.8%
Cash America International, Inc.	7,700	445,599
Credit Acceptance Corp.(2)	1,071	90,467
		536,066
CONTAINERS & PACKAGING — 1.3%
Crown Holdings, Inc.(2)	3,071	119,216
Graphic Packaging Holding Co.(2)	65,455	356,076
Sealed Air Corp.	14,480	344,479
		819,771

11

	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 2.1%
Apollo Group, Inc., Class A(2)	6,702	$292,743
Bridgepoint Education, Inc.(2)	14,197	354,926
Career Education Corp.(2)	1,146	24,238
ITT Educational Services, Inc.(2)	4,447	347,933
Weight Watchers International, Inc.	4,526	341,577
		1,361,417
DIVERSIFIED FINANCIAL SERVICES — 1.7%
Interactive Brokers Group, Inc., Class A	20,778	325,176
McGraw-Hill Cos., Inc. (The)	1,181	49,496
Moody’s Corp.	8,538	327,432
NASDAQ OMX Group, Inc. (The)(2)	14,130	357,489
		1,059,593
ELECTRIC UTILITIES — 0.1%
Entergy Corp.	996	68,007
ELECTRICAL EQUIPMENT — 0.4%
Thomas & Betts Corp.(2)	4,863	261,873
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.5%
Anixter International, Inc.	4,233	276,584
Coherent, Inc.(2)	5,605	309,788
Littelfuse, Inc.	5,517	323,958
Power-One, Inc.(2)	40,879	331,120
Vishay Intertechnology, Inc.(2)	23,309	350,568
		1,592,018
ENERGY EQUIPMENT & SERVICES — 2.9%
Complete Production Services, Inc.(2)	946	31,559
Core Laboratories NV	3,317	369,978
Exterran Holdings, Inc.(2)	8,062	159,869
Helix Energy Solutions Group, Inc.(2)	21,674	358,921
ION Geophysical Corp.(2)	3,235	30,603
Oceaneering International, Inc.	5,246	212,463
SEACOR Holdings, Inc.	3,546	354,458
Tetra Technologies, Inc.(2)	29,128	370,800
		1,888,651
FOOD & STAPLES RETAILING — 0.6%
SUPERVALU, INC.	37,159	349,666
Walgreen Co.	575	24,415
		374,081
FOOD PRODUCTS — 2.3%
Fresh Del Monte Produce, Inc.	12,214	325,747
Hershey Co. (The)	6,789	385,956
Hormel Foods Corp.	1,827	54,463
Smithfield Foods, Inc.(2)	15,783	345,174
Tyson Foods, Inc., Class A	18,282	355,036
		1,466,376
GAS UTILITIES — 0.8%
Southwest Gas Corp.	1,405	54,247
UGI Corp.	14,373	458,355
		512,602
HEALTH CARE EQUIPMENT & SUPPLIES — 3.1%
Align Technology, Inc.(2)	14,545	331,626
Cooper Cos., Inc. (The)	4,887	387,246
Hill-Rom Holdings, Inc.	7,203	331,626
Hologic, Inc.(2)	16,095	324,636
Immucor, Inc.(2)	4,122	84,171
Kinetic Concepts, Inc.(2)	5,812	334,946
Sirona Dental Systems, Inc.(2)	4,200	223,020
		2,017,271
HEALTH CARE PROVIDERS & SERVICES — 3.4%
Humana, Inc.	5,183	417,439
Kindred Healthcare, Inc.(2)	12,253	263,072
Magellan Health Services, Inc.(2)	6,601	361,339
Molina Healthcare, Inc.(2)	12,585	341,305
Team Health Holdings, Inc.(2)	19,205	432,304
WellCare Health Plans, Inc.(2)	6,699	344,396
		2,159,855
HOTELS, RESTAURANTS & LEISURE — 2.8%
Ameristar Casinos, Inc.	14,863	352,402
Bob Evans Farms, Inc.	6,815	238,321
Cheesecake Factory, Inc. (The)(2)	14,046	440,622
International Game Technology	11,176	196,474
Penn National Gaming, Inc.(2)	675	27,230
PF Chang’s China Bistro, Inc.	7,236	291,177
Wyndham Worldwide Corp.	7,805	262,638
		1,808,864
HOUSEHOLD DURABLES — 1.5%
D.R. Horton, Inc.	26,568	306,063
Garmin Ltd.	9,936	328,187
Harman International Industries, Inc.	6,658	303,405
		937,655

12

Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.2%
AES Corp. (The)(2)	26,534	$338,043
NRG Energy, Inc.(2)	17,446	428,823
		766,866
INSURANCE — 4.5%
Allied World Assurance Co. Holdings Ltd.	5,528	318,302
American Financial Group, Inc.	10,647	379,991
Aspen Insurance Holdings Ltd.	11,134	286,478
Axis Capital Holdings Ltd.	1,844	57,090
Endurance Specialty Holdings Ltd.	7,839	323,986
Erie Indemnity Co., Class A	1,007	71,215
Horace Mann Educators Corp.	19,534	304,926
Montpelier Re Holdings Ltd.	23,680	426,239
Principal Financial Group, Inc.	10,935	332,643
Prudential Financial, Inc.	6,171	392,414
		2,893,284
INTERNET SOFTWARE & SERVICES — 2.4%
Ancestry.com, Inc.(2)	8,926	369,447
AOL, Inc.(2)	16,909	335,813
IAC/InterActiveCorp(2)	5,726	218,561
United Online, Inc.	53,853	324,734
ValueClick, Inc.(2)	17,049	283,013
		1,531,568
IT SERVICES — 3.0%
Accenture plc, Class A	7,849	474,236
Alliance Data Systems Corp.(2)	3,647	343,073
Convergys Corp.(2)	28,429	387,772
Global Payments, Inc.	1,254	63,954
MoneyGram International, Inc.(2)	99,822	331,409
TeleTech Holdings, Inc.(2)	15,037	316,980
Visa, Inc., Class A	265	22,329
		1,939,753
LEISURE EQUIPMENT & PRODUCTS — 0.8%
Polaris Industries, Inc.	4,328	481,144
LIFE SCIENCES TOOLS & SERVICES(3)
Agilent Technologies, Inc.(2)	393	20,086
MACHINERY — 2.0%
AGCO Corp.(2)	6,326	312,251
Briggs & Stratton Corp.	13,393	265,985
Gardner Denver, Inc.	3,966	333,342
Sauer-Danfoss, Inc.(2)	7,751	390,574
		1,302,152
MEDIA — 2.6%
CBS Corp., Class B	13,950	397,435
DISH Network Corp., Class A(2)	8,216	251,985
Gannett Co., Inc.	16,758	239,975
Interpublic Group of Cos., Inc. (The)	28,893	361,162
Sirius XM Radio, Inc.(2)	28,927	63,350
Time Warner, Inc.	9,210	334,968
		1,648,875
METALS & MINING — 4.1%
Alcoa, Inc.	2,769	43,916
Century Aluminum Co.(2)	17,867	279,619
Cliffs Natural Resources, Inc.	3,392	313,590
Freeport-McMoRan Copper & Gold, Inc.	6,916	365,856
Golden Star Resources Ltd. New York Shares(2)	18,317	40,297
Hecla Mining Co.(2)	49,681	382,047
Newmont Mining Corp.	6,143	331,538
Noranda Aluminum Holding Corp.(2)	23,505	355,866
Pan American Silver Corp.	11,500	355,235
Walter Energy, Inc.	1,146	132,707
		2,600,671
MULTILINE RETAIL — 1.0%
Dillard’s, Inc., Class A	8,455	440,844
Macy’s, Inc.	6,604	193,101
		633,945
MULTI-UTILITIES — 0.3%
DTE Energy Co.	3,172	158,663
Integrys Energy Group, Inc.	1,084	56,195
		214,858
OIL, GAS & CONSUMABLE FUELS — 7.6%
Anadarko Petroleum Corp.	4,530	347,723
Arch Coal, Inc.	8,172	217,866
Bill Barrett Corp.(2)	9,141	423,685
Canadian Natural Resources Ltd.	4,308	180,333
Chevron Corp.	3,505	360,454
Cimarex Energy Co.	1,715	154,213
Cloud Peak Energy, Inc.(2)	7,801	166,161
ConocoPhillips	5,110	384,221
CVR Energy, Inc.(2)	13,463	331,459
Denbury Resources, Inc.(2)	5,800	116,000

13

Shares	Value
Frontier Oil Corp.	12,550	$405,491
Marathon Oil Corp.	4,925	259,449
Stone Energy Corp.(2)	11,183	339,851
Tesoro Corp.(2)	13,415	307,338
Valero Energy Corp.	12,321	315,048
W&T Offshore, Inc.	19,067	498,029
Williams Cos., Inc. (The)	3,241	98,040
		4,905,361
PAPER & FOREST PRODUCTS — 0.7%
Domtar Corp.	3,784	358,420
International Paper Co.	2,924	87,194
		445,614
PERSONAL PRODUCTS — 1.4%
Herbalife Ltd.	7,829	451,264
Nu Skin Enterprises, Inc., Class A	11,368	426,868
		878,132
PHARMACEUTICALS — 1.9%
Eli Lilly & Co.	9,622	361,114
Impax Laboratories, Inc.(2)	15,779	343,824
Jazz Pharmaceuticals, Inc.(2)	1,771	59,063
Par Pharmaceutical Cos., Inc.(2)	9,683	319,345
ViroPharma, Inc.(2)	8,353	154,531
		1,237,877
PROFESSIONAL SERVICES — 0.9%
Corporate Executive Board Co. (The)	4,745	207,119
Towers Watson & Co., Class A	5,240	344,321
		551,440
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.3%
CBL & Associates Properties, Inc.	21,707	393,548
Equity LifeStyle Properties, Inc.	7,028	438,827
Rayonier, Inc.	5,150	336,553
Strategic Hotels & Resorts, Inc.(2)	43,372	307,074
		1,476,002
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.7%
CB Richard Ellis Group, Inc., Class A(2)	6,834	171,602
Jones Lang LaSalle, Inc.	3,075	289,972
		461,574
ROAD & RAIL — 1.0%
AMERCO, Inc.(2)	2,999	288,354
Old Dominion Freight Line, Inc.(2)	9,257	345,286
		633,640
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.0%
Cypress Semiconductor Corp.(2)	15,927	336,697
Entegris, Inc.(2)	40,178	406,601
Fairchild Semiconductor International, Inc.(2)	21,103	352,631
FEI Co.(2)	10,322	394,197
GT Solar International, Inc.(2)	30,035	486,567
Integrated Device Technology, Inc.(2)	50,461	396,623
Intel Corp.	15,162	335,990
LSI Corp.(2)	57,450	409,044
Marvell Technology Group Ltd.(2)	24,332	359,262
Micron Technology, Inc.(2)	35,086	262,443
MKS Instruments, Inc.	9,500	250,990
NVIDIA Corp.(2)	12,939	206,183
Teradyne, Inc.(2)	23,326	345,225
		4,542,453
SOFTWARE — 3.8%
ACI Worldwide, Inc.(2)	10,655	359,819
Aspen Technology, Inc.(2)	7,840	134,691
Cadence Design Systems, Inc.(2)	35,504	374,922
Electronic Arts, Inc.(2)	14,746	348,006
Intuit, Inc.(2)	4,432	229,844
Microsoft Corp.	14,275	371,150
Synopsys, Inc.(2)	15,882	408,327
Take-Two Interactive Software, Inc.(2)	13,480	205,974
		2,432,733
SPECIALTY RETAIL — 1.9%
Foot Locker, Inc.	4,197	99,721
GameStop Corp., Class A(2)	12,413	331,055
PetSmart, Inc.	7,355	333,696
Pier 1 Imports, Inc.(2)	15,874	183,662
Williams-Sonoma, Inc.	7,532	274,843
		1,222,977
TEXTILES, APPAREL & LUXURY GOODS — 1.0%
Iconix Brand Group, Inc.(2)	10,613	256,835
VF Corp.	3,505	380,502
		637,337
THRIFTS & MORTGAGE FINANCE — 0.3%
Northwest Bancshares, Inc.	6,503	81,808
Washington Federal, Inc.	7,577	124,490
		206,298

14

Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 0.5%
United Rentals, Inc.(2)	7,985	$202,819
W.W. Grainger, Inc.	577	88,656
		291,475
WIRELESS TELECOMMUNICATION SERVICES — 1.7%
Sprint Nextel Corp.(2)	79,596	429,022
Telephone & Data Systems, Inc.	10,619	330,039
United States Cellular Corp.(2)	6,800	329,256
		1,088,317
TOTAL COMMON STOCKS (Cost $51,637,475)		63,471,638
Temporary Cash Investments — 0.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	36,416	36,416
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $36,978), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $36,140)		36,140
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $30,729), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $30,117)		30,117
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $36,867), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $36,140)		36,140
TOTAL TEMPORARY CASH INVESTMENTS (Cost $138,813)		138,813
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $51,776,288)		63,610,451
TOTAL SECURITIES SOLD SHORT — (99.2)%		(63,560,461)
OTHER ASSETS AND LIABILITIES — 99.9%		63,992,774
TOTAL NET ASSETS — 100.0%		$64,042,764
Securities Sold Short — (99.2)%
AEROSPACE & DEFENSE — (1.0)%
CAE, Inc.	(21,741)	$(292,634)
Spirit Aerosystems Holdings, Inc., Class A	(15,657)	(344,454)
		(637,088)
AIRLINES — (0.6)%
AMR Corp.	(57,679)	(311,467)
Copa Holdings SA, Class A	(1,200)	(80,088)
		(391,555)
AUTO COMPONENTS — (0.6)%
Johnson Controls, Inc.	(8,490)	(353,693)
AUTOMOBILES — (1.1)%
Tesla Motors, Inc.	(14,886)	(433,629)
Thor Industries, Inc.	(10,224)	(294,860)
		(728,489)
BEVERAGES — (0.7)%
Coca-Cola Co. (The)	(392)	(26,378)
PepsiCo, Inc.	(5,547)	(390,675)
		(417,053)
BIOTECHNOLOGY — (2.4)%
Acorda Therapeutics, Inc.	(4,808)	(155,346)
BioMarin Pharmaceutical, Inc.	(2,486)	(67,644)
Dendreon Corp.	(3,795)	(149,675)
Human Genome Sciences, Inc.	(6,478)	(158,970)
Ironwood Pharmaceuticals, Inc.	(9,726)	(152,893)
Myrexis, Inc.	(26,010)	(93,116)
OPKO Health, Inc.	(43,807)	(161,648)
Pharmasset, Inc.	(1,439)	(161,456)
Savient Pharmaceuticals, Inc.	(19,628)	(147,014)
Theravance, Inc.	(5,866)	(130,284)
Vertex Pharmaceuticals, Inc.	(3,571)	(185,655)
		(1,563,701)
BUILDING PRODUCTS — (0.9)%
Armstrong World Industries, Inc.	(6,031)	(274,772)
Lennox International, Inc.	(7,411)	(319,192)
		(593,964)
CAPITAL MARKETS — (3.2)%
Apollo Investment Corp.	(32,207)	(328,833)
Ares Capital Corp.	(21,778)	(349,973)
Greenhill & Co., Inc.	(5,876)	(316,246)
Invesco Ltd.	(1,070)	(25,038)
Jefferies Group, Inc.	(8,965)	(182,886)
Knight Capital Group, Inc., Class A	(28,983)	(319,393)
MF Global Holdings Ltd.	(29,742)	(230,203)
Prospect Capital Corp.	(31,806)	(321,559)
Teton Advisors, Inc., Class B	(20)	(8)
		(2,074,139)

15

Shares	Value
CHEMICALS — (3.8)%
Agrium, Inc.	(2,745)	$(240,901)
Airgas, Inc.	(4,809)	(336,822)
Balchem Corp.	(2,030)	(88,873)
Ecolab, Inc.	(3,431)	(193,440)
Intrepid Potash, Inc.	(11,080)	(360,100)
Methanex Corp.	(11,382)	(357,167)
Nalco Holding Co.	(1,111)	(30,897)
NL Industries, Inc.	(20,350)	(373,626)
Praxair, Inc.	(306)	(33,167)
Valhi, Inc.	(8,443)	(419,365)
		(2,434,358)
COMMERCIAL BANKS — (0.4)%
Bank of Nova Scotia	(2,727)	(164,084)
Hancock Holding Co.	(3,492)	(108,182)
		(272,266)
COMMERCIAL SERVICES & SUPPLIES — (0.9)%
Geo Group, Inc. (The)	(6,898)	(158,861)
Mine Safety Appliances Co.	(577)	(21,545)
Ritchie Bros. Auctioneers, Inc.	(14,024)	(385,520)
		(565,926)
COMMUNICATIONS EQUIPMENT — (2.5)%
Acme Packet, Inc.	(5,135)	(360,118)
Ciena Corp.	(19,201)	(352,914)
Juniper Networks, Inc.	(6,482)	(204,183)
Loral Space & Communications, Inc.	(5,018)	(348,600)
Viasat, Inc.	(7,680)	(332,314)
		(1,598,129)
CONSTRUCTION & ENGINEERING — (1.3)%
AECOM Technology Corp.	(6,877)	(188,017)
Quanta Services, Inc.	(17,088)	(345,177)
Shaw Group, Inc. (The)	(10,131)	(306,058)
		(839,252)
CONSUMER FINANCE — (0.7)%
SLM Corp.	(27,920)	(469,335)
CONTAINERS & PACKAGING — (0.7)%
Temple-Inland, Inc.	(14,512)	(431,587)
DIVERSIFIED CONSUMER SERVICES — (1.2)%
Grand Canyon Education, Inc.	(25,014)	(354,699)
Hillenbrand, Inc.	(15,700)	(371,305)
K12, Inc.	(608)	(20,149)
		(746,153)
DIVERSIFIED FINANCIAL SERVICES — (0.9)%
MSCI, Inc., Class A	(5,991)	(225,741)
PHH Corp.	(15,580)	(319,701)
		(545,442)
DIVERSIFIED TELECOMMUNICATION SERVICES — (0.5)%
Frontier Communications Corp.	(41,471)	(334,671)
ELECTRIC UTILITIES — (1.1)%
PPL Corp.	(11,869)	(330,314)
UIL Holdings Corp.	(11,192)	(362,061)
		(692,375)
ELECTRICAL EQUIPMENT — (0.5)%
GrafTech International Ltd.	(17,346)	(351,603)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — (2.6)%
Amphenol Corp., Class A	(2,692)	(145,341)
Avnet, Inc.	(11,461)	(365,376)
Benchmark Electronics, Inc.	(2,401)	(39,617)
Ingram Micro, Inc., Class A	(18,841)	(341,776)
SYNNEX Corp.	(7,125)	(225,863)
Trimble Navigation Ltd.	(4,853)	(192,373)
Universal Display Corp.	(10,127)	(355,356)
		(1,665,702)
ENERGY EQUIPMENT & SERVICES — (3.0)%
Baker Hughes, Inc.	(2,550)	(185,028)
Cameron International Corp.	(6,908)	(347,403)
Dril-Quip, Inc.	(2,506)	(169,982)
Global Industries Ltd.	(34,939)	(191,466)
Noble Corp.	(8,549)	(336,916)
Patterson-UTI Energy, Inc.	(787)	(24,877)
Rowan Cos., Inc.	(8,203)	(318,358)
Tidewater, Inc.	(6,344)	(341,371)
Weatherford International Ltd.	(1,858)	(34,838)
		(1,950,239)
FOOD & STAPLES RETAILING — (0.4)%
United Natural Foods, Inc.	(5,528)	(235,880)
FOOD PRODUCTS — (3.4)%
Archer-Daniels-Midland Co.	(10,518)	(317,118)
Bunge Ltd.	(5,715)	(394,049)
Green Mountain Coffee Roasters, Inc.	(5,520)	(492,716)
Kraft Foods, Inc., Class A	(11,232)	(395,703)
Pilgrim’s Pride Corp.	(71,428)	(386,425)
Snyder’s-Lance, Inc.	(8,108)	(175,376)
		(2,161,387)
GAS UTILITIES — (0.5)%
Northwest Natural Gas Co.	(6,930)	(312,751)
HEALTH CARE EQUIPMENT & SUPPLIES — (2.1)%
Edwards Lifesciences Corp.	(2,894)	(252,299)
MAKO Surgical Corp.	(11,843)	(352,092)
Meridian Bioscience, Inc.	(5,387)	(129,881)

16

Shares	Value
ResMed, Inc.	(7,050)	$(218,198)
Volcano Corp.	(12,980)	(419,124)
		(1,371,594)
HEALTH CARE PROVIDERS & SERVICES — (3.0)%
Accretive Health, Inc.	(13,963)	(401,996)
Catalyst Health Solutions, Inc.	(6,228)	(347,647)
Coventry Health Care, Inc.	(6,771)	(246,938)
Health Net, Inc.	(10,903)	(349,877)
Healthspring, Inc.	(4,512)	(208,048)
Landauer, Inc.	(4,088)	(251,780)
Quest Diagnostics, Inc.	(354)	(20,921)
VCA Antech, Inc.	(5,306)	(112,487)
		(1,939,694)
HEALTH CARE TECHNOLOGY — (0.6)%
Quality Systems, Inc.	(4,401)	(384,207)
HOTELS, RESTAURANTS & LEISURE — (1.8)%
Gaylord Entertainment Co.	(11,278)	(338,340)
International Speedway Corp., Class A	(1,109)	(31,507)
Jack in the Box, Inc.	(15,413)	(351,108)
Las Vegas Sands Corp.	(1,052)	(44,405)
Life Time Fitness, Inc.	(1,412)	(56,353)
Orient-Express Hotels Ltd., Class A	(28,135)	(302,451)
Royal Caribbean Cruises Ltd.	(1,138)	(42,834)
		(1,166,998)
HOUSEHOLD DURABLES — (1.4)%
KB Home	(28,808)	(281,742)
M.D.C. Holdings, Inc.	(16,489)	(406,289)
Ryland Group, Inc.	(11,154)	(184,376)
		(872,407)
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — (0.9)%
GenOn Energy, Inc.	(69,707)	(269,069)
Ormat Technologies, Inc.	(13,161)	(289,674)
		(558,743)
INDUSTRIAL CONGLOMERATES — (0.6)%
Carlisle Cos., Inc.	(8,059)	(396,745)
INSURANCE — (5.3)%
American International Group, Inc.	(11,561)	(338,969)
Aon Corp.	(6,508)	(333,860)
Argo Group International Holdings Ltd.	(10,731)	(318,925)
Enstar Group Ltd.	(3,587)	(374,805)
Fairfax Financial Holdings Ltd.	(913)	(366,241)
Genworth Financial, Inc., Class A	(27,170)	(279,308)
MBIA, Inc.	(40,178)	(349,147)
Mercury General Corp.	(1,468)	(57,971)
MetLife, Inc.	(2,457)	(107,789)
Old Republic International Corp.	(27,601)	(324,312)
Primerica, Inc.	(15,662)	(344,094)
RenaissanceRe Holdings Ltd.	(2,886)	(201,876)
		(3,397,297)
INTERNET SOFTWARE & SERVICES — (2.8)%
Akamai Technologies, Inc.	(9,134)	(287,447)
Digital River, Inc.	(9,405)	(302,465)
Equinix, Inc.	(3,880)	(391,957)
MercadoLibre, Inc.	(2,302)	(182,641)
OpenTable, Inc.	(4,299)	(357,332)
WebMD Health Corp.	(6,463)	(294,584)
		(1,816,426)
IT SERVICES — (2.0)%
Cognizant Technology Solutions Corp., Class A	(355)	(26,036)
CoreLogic, Inc.	(18,575)	(310,388)
Genpact Ltd.	(8,154)	(140,575)
Sapient Corp.	(22,850)	(343,436)
Syntel, Inc.	(812)	(48,005)
Teradata Corp.	(842)	(50,688)
Wright Express Corp.	(7,170)	(373,342)
		(1,292,470)
LEISURE EQUIPMENT & PRODUCTS — (0.6)%
Eastman Kodak Co.	(93,332)	(334,129)
Hasbro, Inc.	(597)	(26,226)
		(360,355)
LIFE SCIENCES TOOLS & SERVICES — (1.1)%
Nordion, Inc.	(30,075)	(329,321)
PAREXEL International Corp.	(14,889)	(350,785)
		(680,106)
MACHINERY — (1.8)%
Flowserve Corp.	(935)	(102,747)
Meritor, Inc.	(4,003)	(64,208)
Robbins & Myers, Inc.	(1,404)	(74,201)
Terex Corp.	(12,194)	(346,919)
WABCO Holdings, Inc.	(2,627)	(181,421)
Westport Innovations, Inc.	(16,217)	(389,533)
		(1,159,029)
MARINE — (0.2)%
Seaspan Corp.	(7,301)	(106,668)
MEDIA — (2.6)%
DreamWorks Animation SKG, Inc., Class A	(15,943)	(320,454)
Imax Corp.	(2,864)	(92,880)
Liberty Media Corp. – Capital, Series A	(3,831)	(328,508)
Morningstar, Inc.	(6,637)	(403,397)

17

Shares	Value
New York Times Co. (The), Class A	(18,613)	$(162,305)
Thomson Reuters Corp.	(4,946)	(185,772)
Valassis Communications, Inc.	(6,467)	(195,950)
		(1,689,266)
METALS & MINING — (5.1)%
AK Steel Holding Corp.	(27,362)	(431,224)
Allegheny Technologies, Inc.	(1,737)	(110,247)
Allied Nevada Gold Corp.	(4,089)	(144,628)
Carpenter Technology Corp.	(2,247)	(129,607)
Globe Specialty Metals, Inc.	(15,891)	(356,276)
Molycorp, Inc.	(366)	(22,348)
Nevsun Resources Ltd.	(58,548)	(355,972)
North American Palladium Ltd.	(42,059)	(172,442)
Northern Dynasty Minerals Ltd.	(37,419)	(377,932)
Royal Gold, Inc.	(6,633)	(388,495)
Rubicon Minerals Corp.	(34,955)	(123,042)
Silver Standard Resources, Inc.	(3,804)	(101,529)
Thompson Creek Metals Co., Inc.	(22,898)	(228,522)
United States Steel Corp.	(7,689)	(354,002)
		(3,296,266)
MULTI-UTILITIES — (1.0)%
Black Hills Corp.	(10,675)	(321,211)
Dominion Resources, Inc.	(6,965)	(336,200)
		(657,411)
OIL, GAS & CONSUMABLE FUELS — (7.6)%
Brigham Exploration Co.	(4,128)	(123,551)
Clean Energy Fuels Corp.	(22,447)	(295,178)
Concho Resources, Inc.	(3,791)	(348,203)
CONSOL Energy, Inc.	(7,893)	(382,652)
Continental Resources, Inc.	(5,045)	(327,471)
Enbridge, Inc.	(10,204)	(331,222)
EOG Resources, Inc.	(2,909)	(304,136)
Imperial Oil Ltd.	(7,248)	(337,684)
Kodiak Oil & Gas Corp.	(57,915)	(334,170)
McMoRan Exploration Co.	(19,841)	(366,661)
Nordic American Tanker Shipping Ltd.	(3,575)	(81,296)
Northern Oil & Gas, Inc.	(17,788)	(394,003)
Ship Finance International Ltd.	(18,601)	(335,190)
Sunoco, Inc.	(603)	(25,151)
TransAtlantic Petroleum Ltd.	(136,151)	(231,457)
Ultra Petroleum Corp.	(6,902)	(316,112)
World Fuel Services Corp.	(9,259)	(332,676)
		(4,866,813)
PERSONAL PRODUCTS — (0.3)%
Avon Products, Inc.	(7,593)	(212,604)
PHARMACEUTICALS — (2.8)%
Auxilium Pharmaceuticals, Inc.	(18,792)	(368,323)
Hospira, Inc.	(2,948)	(167,034)
Mylan, Inc.	(1,159)	(28,593)
Nektar Therapeutics	(38,177)	(277,547)
Salix Pharmaceuticals Ltd.	(11,131)	(443,347)
Valeant Pharmaceuticals International, Inc.	(6,602)	(343,040)
VIVUS, Inc.	(19,306)	(157,151)
		(1,785,035)
PROFESSIONAL SERVICES — (0.2)%
CoStar Group, Inc.	(2,192)	(129,942)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (1.6)%
DuPont Fabros Technology, Inc.	(12,506)	(315,151)
Franklin Street Properties Corp.	(25,612)	(330,651)
Healthcare Realty Trust, Inc.	(15,641)	(322,674)
ProLogis, Inc.	(2,406)	(86,231)
		(1,054,707)
REAL ESTATE MANAGEMENT & DEVELOPMENT — (0.8)%
Brookfield Office Properties, Inc.	(17,459)	(336,610)
Howard Hughes Corp. (The)	(2,210)	(143,738)
		(480,348)
ROAD & RAIL — (0.6)%
Hertz Global Holdings, Inc.	(22,340)	(354,759)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (6.0)%
Broadcom Corp., Class A	(2,246)	(75,555)
Cavium, Inc.	(9,680)	(421,951)
Cirrus Logic, Inc.	(1,962)	(31,196)
Cree, Inc.	(9,379)	(315,041)
Cymer, Inc.	(5,372)	(265,968)
Formfactor, Inc.	(31,517)	(285,544)
Hittite Microwave Corp.	(5,158)	(319,332)
Intersil Corp., Class A	(12,092)	(155,382)
MEMC Electronic Materials, Inc.	(39,817)	(339,639)
Microchip Technology, Inc.	(995)	(37,720)
Microsemi Corp.	(1,265)	(25,933)
Power Integrations, Inc.	(9,118)	(350,405)

18

Shares	Value
Silicon Laboratories, Inc.	(6,909)	$(285,065)
Spansion, Inc., Class A	(16,218)	(312,521)
TriQuint Semiconductor, Inc.	(29,928)	(304,966)
Varian Semiconductor Equipment Associates, Inc.	(5,319)	(326,799)
		(3,853,017)
SOFTWARE — (2.8)%
Concur Technologies, Inc.	(6,774)	(339,174)
Pegasystems, Inc.	(10,326)	(480,676)
salesforce.com, inc.	(2,707)	(403,289)
SuccessFactors, Inc.	(6,353)	(186,778)
TiVo, Inc.	(34,597)	(356,003)
		(1,765,920)
SPECIALTY RETAIL — (3.0)%
AutoNation, Inc.	(7,867)	(288,011)
Cabela’s, Inc.	(10,438)	(283,392)
CarMax, Inc.	(11,280)	(373,029)
Coldwater Creek, Inc.	(185,804)	(260,126)
OfficeMax, Inc.	(45,208)	(354,883)
Urban Outfitters, Inc.	(11,741)	(330,509)
		(1,889,950)
TEXTILES, APPAREL & LUXURY GOODS — (1.5)%
Fossil, Inc.	(1,581)	(186,115)
Hanesbrands, Inc.	(2,219)	(63,352)
Skechers U.S.A., Inc., Class A	(23,064)	(333,967)
Under Armour, Inc., Class A	(4,802)	(371,243)
		(954,677)
THRIFTS & MORTGAGE FINANCE — (1.2)%
MGIC Investment Corp.	(55,675)	(331,266)
Radian Group, Inc.	(82,417)	(348,624)
Tree.com, Inc.	(12,916)	(66,130)
		(746,020)
TRADING COMPANIES & DISTRIBUTORS — (1.5)%
Fastenal Co.	(9,740)	(350,543)
GATX Corp.	(963)	(35,747)
TAL International Group, Inc.	(10,328)	(356,625)
Textainer Group Holdings, Ltd.	(7,158)	(220,037)
		(962,952)
WATER UTILITIES — (0.3)%
Aqua America, Inc.	(8,997)	(197,754)
WIRELESS TELECOMMUNICATION SERVICES — (1.2)%
Clearwire Corp., Class A	(80,669)	(304,929)
SBA Communications Corp., Class A	(4,586)	(175,139)
Shenandoah Telecommunications Co.	(18,418)	(313,475)
		(793,543)
TOTAL SECURITIES SOLD SHORT — (99.2)% (Proceeds $61,661,952)		$(63,560,461)

Notes to Schedule of Investments

(1)	Securities are pledged with brokers as collateral for securities sold short. At the period end, the value of securities pledged was $63,471,638.

(2)	Non-income producing.

(3)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $51,776,288)	$63,610,451
Deposits with broker for securities sold short	61,732,698
Cash	2,256,755
Receivable for investments sold	3,660,798
Receivable for capital shares sold	23,482
Dividends and interest receivable	32,475
131,316,659

Liabilities
Securities sold short, at value (proceeds of $61,661,952)	63,560,461
Payable for investments purchased	3,546,501
Payable for capital shares redeemed	17,224
Accrued management fees	72,294
Distribution and service fees payable	13,190
Dividend and interest expense payable on securities sold short	64,225
67,273,895

Net Assets	$64,042,764

Net Assets Consist of:
Capital (par value and paid-in surplus)	$73,687,252
Accumulated net investment loss	(56)
Accumulated net realized loss	(19,579,938)
Net unrealized appreciation	9,935,506
$64,042,764

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$21,866,403	2,107,904	$10.37
Institutional Class, $0.01 Par Value	$4,193,634	400,755	$10.46
A Class, $0.01 Par Value	$28,691,411	2,793,856	$10.27*
B Class, $0.01 Par Value	$1,608,913	162,298	$9.91
C Class, $0.01 Par Value	$6,845,479	690,633	$9.91
R Class, $0.01 Par Value	$836,924	82,433	$10.15

*Maximum offering price $10.90 (net asset value divided by 0.9425)

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,232)	$983,748
Interest	1,708
985,456

Expenses:
Dividend expense on securities sold short	1,558,458
Interest expense on securities sold short	217,703
Management fees	1,173,108
Distribution and service fees:
A Class	122,038
B Class	19,383
C Class	84,314
R Class	3,723
Directors’ fees and expenses	3,146
Other expenses	22,005
3,203,878

Net investment income (loss)	(2,218,422)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,725,997
Securities sold short transactions	(17,676,417)
19,049,580

Change in net unrealized appreciation (depreciation) on:
Investments	(4,582,384)
Securities sold short	(9,740,142)
(14,322,526)

Net realized and unrealized gain (loss)	4,727,054

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,508,632

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(2,218,422)	$(2,824,016)
Net realized gain (loss)	19,049,580	6,506,490
Change in net unrealized appreciation (depreciation)	(14,322,526)	(4,283,052)
Net increase (decrease) in net assets resulting from operations	2,508,632	(600,578)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(53,103,549)	(56,599,782)

Net increase (decrease) in net assets	(50,594,917)	(57,200,360)

Net Assets
Beginning of period	114,637,681	171,838,041
End of period	$64,042,764	$114,637,681

Accumulated net investment loss	$(56)	—

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Market Neutral Fund (formerly Long-Short Market Neutral Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

23

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned or paid on segregated cash for securities sold short is reflected as interest income or interest expense. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and changes in value are recorded as unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss) on securities sold short transactions. The fund’s risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

24

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 1.39% for the Investor Class, A Class, B Class, C Class and R Class and 1.19% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.03%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

25

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2011 were $214,520,452 and $220,028,085, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,195,601	$11,968,740	1,036,424	$10,346,661
Redeemed	(744,261)	(7,468,960)	(1,673,493)	(16,727,635)
	451,340	4,499,780	(637,069)	(6,380,974)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	108,261	1,094,820	554,504	5,580,433
Redeemed	(887,343)	(8,807,772)	(1,597,249)	(16,029,185)
	(779,082)	(7,712,952)	(1,042,745)	(10,448,752)
A Class/Shares Authorized	70,000,000		70,000,000
Sold	1,305,940	12,973,766	7,169,067	71,213,377
Redeemed	(5,844,746)	(58,522,465)	(10,345,618)	(102,705,155)
	(4,538,806)	(45,548,699)	(3,176,551)	(31,491,778)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	412	4,000	11,278	110,108
Redeemed	(73,864)	(713,531)	(90,003)	(869,608)
	(73,452)	(709,531)	(78,725)	(759,500)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	85,170	825,574	344,797	3,352,577
Redeemed	(486,684)	(4,684,340)	(1,079,003)	(10,457,305)
	(401,514)	(3,858,766)	(734,206)	(7,104,728)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	48,738	480,644	30,411	299,610
Redeemed	(25,826)	(254,025)	(72,376)	(713,660)
	22,912	226,619	(41,965)	(414,050)
Net increase (decrease)	(5,318,602)	$(53,103,549)	(5,711,261)	$(56,599,782)

26

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$58,756,242	—	—
Foreign Common Stocks	4,715,396	—	—
Temporary Cash Investments	36,416	$102,397	—
Total Value of Investment Securities	$63,508,054	$102,397	—

Securities Sold Short
Domestic Common Stocks	$(55,843,069)	—	—
Foreign Common Stocks	(7,717,392)	—	—
Total Value of Securities Sold Short	$(63,560,461)	—	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

27

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2011 and June 30, 2010.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$51,962,042
Gross tax appreciation of investments	$13,091,503
Gross tax depreciation of investments	(1,443,094)
Net tax appreciation (depreciation) of investments	$11,648,409
Net tax appreciation (depreciation) on securities sold short	$(2,155,382)
Net tax appreciation (depreciation)	$9,493,027
Undistributed ordinary income	—
Accumulated capital losses	$(19,137,515)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018
$(2,584,990)	$(7,401,476)	$(9,151,049)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

28

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.00	$10.01	$10.92	$11.22	$10.40		$9.97
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.22)	(0.17)	(0.16)	0.08	0.14		0.24
Net Realized and Unrealized Gain (Loss)	0.59	0.16	(0.75)	(0.15)	0.68		0.27
Total From Investment Operations	0.37	(0.01)	(0.91)	(0.07)	0.82		0.51
Distributions
From Net Investment Income	—	—	—	(0.23)	—		(0.08)
Net Asset Value, End of Period	$10.37	$10.00	$10.01	$10.92	$11.22		$10.40

Total Return(3)	3.70%	(0.10)%	(8.33)%	(0.67)%	7.88%		5.08%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.50%	3.09%	3.34%	2.89%	2.71	%(4)	3.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.34)%	(1.68)%	(1.56)%	0.90%	2.61	%(4)	2.17%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$21,866	$16,570	$22,956	$28,939	$20,732		$12,781
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.42%	1.42%	1.41%	1.39%	1.39	%(4)	1.38%

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

29

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.06	$10.95	$11.24	$10.40		$9.97
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.26)	(0.16)	(0.15)	0.17	0.15		0.25
Net Realized and Unrealized Gain (Loss)	0.65	0.17	(0.74)	(0.22)	0.69		0.28
Total From Investment Operations	0.39	0.01	(0.89)	(0.05)	0.84		0.53
Distributions
From Net Investment Income	—	—	—	(0.24)	—		(0.10)
Net Asset Value, End of Period	$10.46	$10.07	$10.06	$10.95	$11.24		$10.40

Total Return(3)	3.87%	0.10%	(8.13)%	(0.48)%	8.08%		5.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.30%	2.89%	3.14%	2.69%	2.51	%(4)	3.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.14)%	(1.48)%	(1.36)%	1.10%	2.81	%(4)	2.37%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$4,194	$11,882	$22,354	$12,989	$19,559		$14,412
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.22%	1.22%	1.21%	1.19%	1.19	%(4)	1.18%

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

30

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.93	$9.96	$10.89	$11.21	$10.40		$9.96
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.26)	(0.19)	(0.18)	0.07	0.13		0.20
Net Realized and Unrealized Gain (Loss)	0.60	0.16	(0.75)	(0.18)	0.68		0.29
Total From Investment Operations	0.34	(0.03)	(0.93)	(0.11)	0.81		0.49
Distributions
From Net Investment Income	—	—	—	(0.21)	—		(0.05)
Net Asset Value, End of Period	$10.27	$9.93	$9.96	$10.89	$11.21		$10.40

Total Return(3)	3.42%	(0.30)%	(8.54)%	(0.98)%	7.79%		4.93%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.75%	3.34%	3.59%	3.14%	2.96	%(4)	3.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.59)%	(1.93)%	(1.81)%	0.65%	2.36	%(4)	1.92%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$28,691	$72,781	$104,634	$145,265	$110,065		$56,219
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.67%	1.67%	1.66%	1.64%	1.64	%(4)	1.63%

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

31

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.66	$9.76	$10.76	$11.11	$10.35		$9.94
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.32)	(0.26)	(0.26)	— (3)	0.09		0.12
Net Realized and Unrealized Gain (Loss)	0.57	0.16	(0.74)	(0.18)	0.67		0.29
Total From Investment Operations	0.25	(0.10)	(1.00)	(0.18)	0.76		0.41
Distributions
From Net Investment Income	—	—	—	(0.17)	—		—
Net Asset Value, End of Period	$9.91	$9.66	$9.76	$10.76	$11.11		$10.35

Total Return(4)	2.59%	(1.02)%	(9.29)%	(1.63)%	7.34%		4.12%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.50%	4.09%	4.34%	3.89%	3.71	%(5)	4.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(3.34)%	(2.68)%	(2.56)%	(0.10)%	1.61	%(5)	1.17%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$1,609	$2,276	$3,069	$3,071	$3,020		$1,505
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	2.42%	2.42%	2.41%	2.39%	2.39	%(5)	2.38%

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

32

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.65	$9.76	$10.75	$11.11	$10.35		$9.94
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.32)	(0.26)	(0.26)	— (3)	0.09		0.12
Net Realized and Unrealized Gain (Loss)	0.58	0.15	(0.73)	(0.19)	0.67		0.29
Total From Investment Operations	0.26	(0.11)	(0.99)	(0.19)	0.76		0.41
Distributions
From Net Investment Income	—	—	—	(0.17)	—		—
Net Asset Value, End of Period	$9.91	$9.65	$9.76	$10.75	$11.11		$10.35

Total Return(4)	2.69%	(1.13)%	(9.21)%	(1.72)%	7.34%		4.12%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.50%	4.09%	4.34%	3.89%	3.71	%(5)	4.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(3.34)%	(2.68)%	(2.56)%	(0.10)%	1.61	%(5)	1.17%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$6,845	$10,543	$17,821	$20,673	$19,690		$8,393
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	2.42%	2.42%	2.41%	2.39%	2.39	%(5)	2.38%

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

33

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.84	$9.89	$10.85	$11.18	$10.39		$9.96
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.26)	(0.21)	(0.22)	0.04	0.11		0.17
Net Realized and Unrealized Gain (Loss)	0.57	0.16	(0.74)	(0.17)	0.68		0.29
Total From Investment Operations	0.31	(0.05)	(0.96)	(0.13)	0.79		0.46
Distributions
From Net Investment Income	—	—	—	(0.20)	—		(0.03)
Net Asset Value, End of Period	$10.15	$9.84	$9.89	$10.85	$11.18		$10.39

Total Return(3)	3.15%	(0.51)%	(8.85)%	(1.19)%	7.60%		4.57%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.00%	3.59%	3.84%	3.39%	3.21	%(4)	3.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.84)%	(2.18)%	(2.06)%	0.40%	2.11	%(4)	1.67%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$837	$586	$1,004	$694	$561		$521
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.92%	1.92%	1.91%	1.89%	1.89	%(4)	1.88%

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

34

Financial Highlights

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Equity Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Market Neutral Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

35

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

38

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

39

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

40

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

41

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

42

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72454   1108

ANNUAL REPORT           JUNE 30, 2011

Income & Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30
Management	31
Approval of Management Agreement	34
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	30.31%(1)	1.34%	2.65%	9.50%	12/17/90
S&P 500 Index	—	30.69%	2.94%	2.72%	9.22%(2)	—
Institutional Class	AMGIX	30.61%(1)	1.55%	2.85%	4.15%	1/28/98
A Class(3) No sales charge* With sales charge*	AMADX	30.02%(1) 22.55%	1.10% -0.09%	2.39% 1.78%	3.74% 3.28%	12/15/97
B Class No sales charge* With sales charge*	AIGBX	29.02% 25.02%	— —	— —	-4.15% -5.06%	9/28/07
C Class	ACGCX	29.04%	0.34%	1.62%	1.64%	6/28/01
R Class	AICRX	29.73%	0.84%	—	4.50%	8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Since 12/31/90, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 30.31%* for the fiscal year ended June 30, 2011, compared with the 30.69% return of its benchmark, the S&P 500 Index.

Income & Growth posted a strong absolute return for the 12 months, reflecting a robust stock market rally during the period (see page 3 for details). The fund’s return narrowly trailed that of the S&P 500 for the reporting period, though it outperformed the index over the last six months. It’s worth noting that Income & Growth nearly kept pace with the S&P 500 for the 12-month period despite the fund’s tilt toward value, as value-oriented stocks underperformed by a wide margin.

Materials and Energy Boosted Absolute Results

On an absolute basis, every sector of the Income & Growth fund posted double-digit gains for the 12 months. The best-performing sectors in the portfolio were materials and energy, both of which returned more than 50% for the reporting period. Together, these two sectors accounted for five of the fund’s top eight performance contributors, led by oil and gas producers Exxon Mobil and Chevron. Other leading contributors included metals producer Freeport-McMoRan Copper & Gold, energy producer ConocoPhillips, and chemicals company E.I. du Pont de Nemours.

The fund’s telecommunication services holdings also performed well during the reporting period. The best contributors in this sector were diversified telecom services providers AT&T and Verizon Communications.

The fund’s holdings in the utilities and financials sectors posted the lowest returns for the 12 months. The most significant decliners from these sectors included independent power producer Constellation Energy and financial services provider Bank of America. Other notable detractors from absolute performance included consumer electronics retailer Best Buy, printer maker Lexmark International, and metals producer Newmont Mining.

Health Care and Financials Outperformed

Looking at relative performance, Income & Growth’s holdings in the health care and financials sectors had the biggest positive impact on performance versus the S&P 500 for the fiscal year. The bulk of the outperformance in the health care sector resulted from stock selection among biotechnology firms and health care providers. The leading contributor was biotech company Biogen Idec, which saw earnings expectations rise thanks to robust sales of its multiple sclerosis medications. Health care providers Humana and UnitedHealth Group rallied as subscriber growth increased and costs declined.

*	All fund returns referenced in this commentary are for Investor Class shares.

6

When it comes to stock selection, underweighting stocks that don’t perform well is just as important as overweighting stocks that do perform well, and this was a key factor in the outperformance of the fund’s financials holdings. Compared with the index, the fund held an underweight position in insurance giant Berkshire Hathaway, which fell modestly during the 12 months as the company’s chief investment officer resigned abruptly.

Other top contributors to performance versus the S&P 500 included metals producer Freeport-McMoRan Copper & Gold, which benefited from a sharp rise in commodity prices, and auto parts maker TRW Automotive, which continued to benefit from a recovery in the auto industry. Another favorable decision was an underweight position in network products maker Cisco Systems, which tumbled by more than 25% as the company lowered its growth projections for the coming year amid growing competition in its core markets.

Technology and Consumer Discretionary Detracted

Income & Growth’s holdings in the information technology and consumer discretionary sectors underperformed their counterparts in the S&P 500 for the reporting period. Stock selection among computer hardware makers, software companies, and internet services providers detracted the most in the information technology sector. The most significant detractors in this sector included IT services provider Computer Sciences and internet provider AOL. Computer Sciences tumbled late in the period as a decline in government spending led to an earnings disappointment, while AOL faced investor concerns about declining advertising revenues and the company’s purchase of online media firm Huffington Post.

In the consumer discretionary sector, stock choices among specialty retailers and an underweight position in internet retailers had the biggest negative impact. Consumer electronics retailer Best Buy was the largest individual detractor in the portfolio; the company reported declining same-store sales, higher operating costs, and market share declines that weighed on the stock.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in the equity market. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on the market. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

7

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.3%
International Business Machines Corp.	2.4%
Microsoft Corp.	2.4%
Chevron Corp.	2.4%
Johnson & Johnson	2.1%
AT&T, Inc.	2.0%
Apple, Inc.	1.9%
Procter & Gamble Co. (The)	1.8%
General Electric Co.	1.7%
Intel Corp.	1.7%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	11.1%
Pharmaceuticals	6.8%
Insurance	5.1%
Computers & Peripherals	4.1%
IT Services	3.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.4%
Foreign Common Stocks*	5.4%
Total Common Stocks	97.8%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.6%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,070.50	$3.49	0.68%
Institutional Class	$1,000	$1,071.80	$2.47	0.48%
A Class	$1,000	$1,069.30	$4.77	0.93%
B Class	$1,000	$1,065.60	$8.60	1.68%
C Class	$1,000	$1,065.40	$8.60	1.68%
R Class	$1,000	$1,068.00	$6.05	1.18%
Hypothetical
Investor Class	$1,000	$1,021.42	$3.41	0.68%
Institutional Class	$1,000	$1,022.41	$2.41	0.48%
A Class	$1,000	$1,020.18	$4.66	0.93%
B Class	$1,000	$1,016.46	$8.40	1.68%
C Class	$1,000	$1,016.46	$8.40	1.68%
R Class	$1,000	$1,018.94	$5.91	1.18%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks — 97.8%
AEROSPACE & DEFENSE — 3.2%
General Dynamics Corp.	208,698	$15,552,175
Honeywell International, Inc.	85,420	5,090,178
Lockheed Martin Corp.	6,981	565,252
Northrop Grumman Corp.	209,184	14,506,910
Raytheon Co.	74,317	3,704,702
United Technologies Corp.	132,841	11,757,757
		51,176,974
AIR FREIGHT & LOGISTICS — 1.1%
United Parcel Service, Inc., Class B	247,011	18,014,512
AUTO COMPONENTS — 1.0%
Magna International, Inc.	87,497	4,728,338
TRW Automotive Holdings Corp.(1)	188,755	11,142,208
		15,870,546
AUTOMOBILES — 0.6%
Ford Motor Co.(1)	729,561	10,060,646
BEVERAGES — 1.8%
Coca-Cola Co. (The)	144,839	9,746,216
Coca-Cola Enterprises, Inc.	131,962	3,850,651
Dr Pepper Snapple Group, Inc.	335,658	14,074,140
PepsiCo, Inc.	21,362	1,504,526
		29,175,533
BIOTECHNOLOGY — 2.1%
Amgen, Inc.(1)	204,627	11,939,985
Biogen Idec, Inc.(1)	138,266	14,783,401
Cephalon, Inc.(1)	81,180	6,486,282
		33,209,668
CAPITAL MARKETS — 1.4%
Ameriprise Financial, Inc.	6,044	348,618
Bank of New York Mellon Corp. (The)	428,928	10,989,135
Legg Mason, Inc.	346,770	11,360,185
		22,697,938
CHEMICALS — 2.2%
E.I. du Pont de Nemours & Co.	299,830	16,205,811
Minerals Technologies, Inc.	11,788	781,427
Monsanto Co.	59,555	4,320,120
OM Group, Inc.(1)	57,120	2,321,357
PPG Industries, Inc.	137,975	12,526,750
		36,155,465
COMMERCIAL BANKS — 2.2%
CapitalSource, Inc.	36,242	233,761
U.S. Bancorp.	545,781	13,922,873
Wells Fargo & Co.	778,945	21,857,197
		36,013,831
COMMUNICATIONS EQUIPMENT — 0.2%
Cisco Systems, Inc.	124,785	1,947,894
Motorola Solutions, Inc.(1)	13,468	620,066
Research In Motion Ltd.(1)	23,695	683,601
		3,251,561
COMPUTERS & PERIPHERALS — 4.1%
Apple, Inc.(1)	91,049	30,562,418
Dell, Inc.(1)	938,496	15,644,728
EMC Corp.(1)	126,352	3,480,998
Hewlett-Packard Co.	85,658	3,117,951
Lexmark International, Inc., Class A(1)	193,557	5,663,478
Western Digital Corp.(1)	225,309	8,196,741
		66,666,314
CONSTRUCTION & ENGINEERING — 1.3%
Fluor Corp.	88,297	5,709,284
KBR, Inc.	154,012	5,804,712
URS Corp.(1)	202,994	9,081,952
		20,595,948
CONSUMER FINANCE — 1.1%
American Express Co.	165,354	8,548,802
Cash America International, Inc.	153,370	8,875,522
		17,424,324
DIVERSIFIED CONSUMER SERVICES — 1.4%
H&R Block, Inc.	654,574	10,499,367
ITT Educational Services, Inc.(1)	149,939	11,731,227
		22,230,594
DIVERSIFIED FINANCIAL SERVICES — 2.6%
Bank of America Corp.	418,966	4,591,867
Citigroup, Inc.	249,929	10,407,043
JPMorgan Chase & Co.	555,624	22,747,247
McGraw-Hill Cos., Inc. (The)	76,123	3,190,315
NASDAQ OMX Group, Inc. (The)(1)	65,469	1,656,366
		42,592,838
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
AT&T, Inc.	1,041,946	32,727,524
Verizon Communications, Inc.	714,944	26,617,365
		59,344,889

11

	Shares	Value
ELECTRIC UTILITIES — 1.6%
Entergy Corp.	143,689	$9,811,085
Exelon Corp.	59,429	2,545,938
FirstEnergy Corp.	308,912	13,638,465
		25,995,488
ELECTRICAL EQUIPMENT — 0.3%
Emerson Electric Co.	97,668	5,493,825
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.4%
Corning, Inc.	30,034	545,117
TE Connectivity Ltd.	325,116	11,951,264
Vishay Intertechnology, Inc.(1)	645,250	9,704,560
		22,200,941
ENERGY EQUIPMENT & SERVICES — 1.6%
Complete Production Services, Inc.(1)	54,626	1,822,323
National Oilwell Varco, Inc.	39,030	3,052,536
Schlumberger Ltd.	51,559	4,454,698
SEACOR Holdings, Inc.	103,172	10,313,073
Transocean Ltd.	106,449	6,872,348
		26,514,978
FOOD & STAPLES RETAILING — 1.2%
Walgreen Co.	365,763	15,530,297
Wal-Mart Stores, Inc.	69,412	3,688,554
		19,218,851
FOOD PRODUCTS — 1.7%
H.J. Heinz Co.	22,074	1,176,103
Hershey Co. (The)	214,835	12,213,370
Sara Lee Corp.	157,332	2,987,734
Tyson Foods, Inc., Class A	574,948	11,165,490
		27,542,697
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Becton, Dickinson & Co.	137,086	11,812,701
Zimmer Holdings, Inc.(1)	118,682	7,500,702
		19,313,403
HEALTH CARE PROVIDERS & SERVICES — 2.8%
Cardinal Health, Inc.	6,854	311,309
Humana, Inc.	192,097	15,471,492
Magellan Health Services, Inc.(1)	154,225	8,442,277
UnitedHealth Group, Inc.	377,075	19,449,528
WellCare Health Plans, Inc.(1)	14,455	743,132
		44,417,738
HOTELS, RESTAURANTS & LEISURE — 0.7%
McDonald’s Corp.	106,821	9,007,147
Wyndham Worldwide Corp.	47,105	1,585,083
		10,592,230
HOUSEHOLD DURABLES — 0.1%
American Greetings Corp., Class A	22,155	532,606
Whirlpool Corp.	9,138	743,102
		1,275,708
HOUSEHOLD PRODUCTS — 2.7%
Kimberly-Clark Corp.	202,168	13,456,302
Procter & Gamble Co. (The)	468,708	29,795,768
		43,252,070
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS(2)
NRG Energy, Inc.(1)	11,638	286,062
INDUSTRIAL CONGLOMERATES — 1.7%
3M Co.	3,716	352,463
General Electric Co.	1,462,219	27,577,450
		27,929,913
INSURANCE — 5.1%
ACE Ltd.	193,955	12,766,118
Allied World Assurance Co. Holdings Ltd.	78,503	4,520,203
American Financial Group, Inc.	291,070	10,388,288
Aspen Insurance Holdings Ltd.	185,195	4,765,067
Berkshire Hathaway, Inc., Class B(1)	76,560	5,924,978
Hartford Financial Services Group, Inc. (The)	16,588	437,426
Principal Financial Group, Inc.	381,106	11,593,245
Prudential Financial, Inc.	254,063	16,155,866
Sun Life Financial, Inc.	255,208	7,676,657
Willis Group Holdings plc	202,771	8,335,916
		82,563,764
INTERNET & CATALOG RETAIL — 0.2%
Expedia, Inc.	113,151	3,280,247
INTERNET SOFTWARE & SERVICES — 1.1%
AOL, Inc.(1)	276,506	5,491,409
EarthLink, Inc.	6,690	51,480
eBay, Inc.(1)	9,768	315,213
Google, Inc., Class A(1)	22,269	11,276,576
IAC/InterActiveCorp(1)	1,861	71,035
		17,205,713
IT SERVICES — 3.9%
Accenture plc, Class A	217,385	13,134,402
Computer Sciences Corp.	169,188	6,422,376
Convergys Corp.(1)	285,601	3,895,598
Global Payments, Inc.	15,121	771,171
International Business Machines Corp.	224,855	38,573,875
		62,797,422

12

Shares	Value
LEISURE EQUIPMENT & PRODUCTS — 0.2%
Polaris Industries, Inc.	31,639	$3,517,308
MACHINERY — 2.7%
Caterpillar, Inc.	139,710	14,873,527
Eaton Corp.	262,304	13,495,541
Parker-Hannifin Corp.	139,769	12,542,870
Sauer-Danfoss, Inc.(1)	50,909	2,565,304
		43,477,242
MEDIA — 3.1%
CBS Corp., Class B	235,967	6,722,700
Comcast Corp., Class A	700,649	17,754,446
DirecTV, Class A(1)	172,349	8,758,776
Interpublic Group of Cos., Inc. (The)	9,038	112,975
Time Warner, Inc.	454,389	16,526,128
		49,875,025
METALS & MINING — 1.9%
Freeport-McMoRan Copper & Gold, Inc.	338,469	17,905,010
Newmont Mining Corp.	231,969	12,519,367
Teck Resources Ltd., Class B	12,193	618,673
		31,043,050
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	127,042	6,623,970
Target Corp.	38,535	1,807,677
		8,431,647
MULTI-UTILITIES — 0.7%
Ameren Corp.	27,258	786,121
Integrys Energy Group, Inc.	205,451	10,650,580
		11,436,701
OIL, GAS & CONSUMABLE FUELS — 11.1%
Arch Coal, Inc.	13,912	370,894
Chevron Corp.	369,957	38,046,378
ConocoPhillips	327,913	24,655,779
Exxon Mobil Corp.	646,764	52,633,654
Marathon Oil Corp.	293,908	15,483,073
Murphy Oil Corp.	189,702	12,455,833
Occidental Petroleum Corp.	227,356	23,654,118
Valero Energy Corp.	423,480	10,828,384
		178,128,113
PAPER & FOREST PRODUCTS — 0.6%
Domtar Corp.	105,440	9,987,277
PHARMACEUTICALS — 6.8%
Abbott Laboratories	305,382	16,069,201
Bristol-Myers Squibb Co.	450,168	13,036,865
Eli Lilly & Co.	463,790	17,406,039
Forest Laboratories, Inc.(1)	17,594	692,148
Johnson & Johnson	507,740	33,774,865
Merck & Co., Inc.	293,939	10,373,107
Pfizer, Inc.	887,878	18,290,287
		109,642,512
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
Public Storage	22,720	2,590,307
Rayonier, Inc.	133,445	8,720,631
Simon Property Group, Inc.	52,532	6,105,794
		17,416,732
ROAD & RAIL — 0.9%
CSX Corp.	539,556	14,147,158
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.3%
Intel Corp.	1,223,401	27,110,566
LSI Corp.(1)	1,653,918	11,775,896
Micron Technology, Inc.(1)	563,219	4,212,878
Teradyne, Inc.(1)	623,456	9,227,149
		52,326,489
SOFTWARE — 3.7%
Activision Blizzard, Inc.	106,776	1,247,144
Electronic Arts, Inc.(1)	13,377	315,697
Intuit, Inc.(1)	56,848	2,948,137
Microsoft Corp.	1,483,597	38,573,522
Oracle Corp.	475,635	15,653,148
		58,737,648
SPECIALTY RETAIL — 1.4%
GameStop Corp., Class A(1)	148,911	3,971,456
Lowe’s Cos., Inc.	257,560	6,003,724
PetSmart, Inc.	6,802	308,607
Williams-Sonoma, Inc.	323,412	11,801,304
		22,085,091
TEXTILES, APPAREL & LUXURY GOODS — 0.8%
VF Corp.	118,697	12,885,746
TOBACCO — 1.7%
Philip Morris International, Inc.	202,909	13,548,234
Reynolds American, Inc.	354,592	13,137,633
		26,685,867
WIRELESS TELECOMMUNICATION SERVICES(2)
Sprint Nextel Corp.(1)	53,177	286,624
TOTAL COMMON STOCKS (Cost $1,203,295,345)		1,574,472,861

13

Shares	Value
Temporary Cash Investments — 1.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	6,139,642	$6,139,642
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $7,330,752), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $7,164,777)		7,164,777
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $6,091,895), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $5,970,648)		5,970,648
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $7,308,851), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $7,164,778)		7,164,778
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,439,845)		26,439,845
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $1,229,735,190)		1,600,912,706
OTHER ASSETS AND LIABILITIES — 0.6%		9,942,931
TOTAL NET ASSETS — 100.0%		$1,610,855,637

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $1,229,735,190)	$1,600,912,706
Receivable for investments sold	682,262
Receivable for capital shares sold	8,915,170
Dividends and interest receivable	1,883,061
1,612,393,199

Liabilities
Disbursements in excess of demand deposit cash	941
Payable for capital shares redeemed	671,855
Accrued management fees	837,897
Distribution and service fees payable	26,869
1,537,562

Net Assets	$1,610,855,637

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,725,145,685
Undistributed net investment income	1,379,089
Accumulated net realized loss	(486,846,653)
Net unrealized appreciation	371,177,516
$1,610,855,637

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,351,935,788	52,932,440	$25.54
Institutional Class, $0.01 Par Value	$128,467,947	5,026,172	$25.56
A Class, $0.01 Par Value	$128,919,510	5,052,429	$25.52*
B Class, $0.01 Par Value	$93,045	3,643	$25.54
C Class, $0.01 Par Value	$932,986	36,612	$25.48
R Class, $0.01 Par Value	$506,361	19,829	$25.54
*Maximum offering price $27.08 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $84,892)	$35,973,005
Interest	6,848
35,979,853

Expenses:
Management fees	10,748,580
Distribution and service fees:
A Class	329,346
B Class	956
C Class	9,553
R Class	2,035
Directors’ fees and expenses	66,434
Other expenses	26,393
11,183,297

Net investment income (loss)	24,796,556

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	119,498,847
Futures contract transactions	880,781
120,379,628

Change in net unrealized appreciation (depreciation) on investments	287,256,696

Net realized and unrealized gain (loss)	407,636,324

Net Increase (Decrease) in Net Assets Resulting from Operations	$432,432,880

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$24,796,556	$28,527,259
Net realized gain (loss)	120,379,628	10,712,035
Change in net unrealized appreciation (depreciation)	287,256,696	183,018,178
Net increase (decrease) in net assets resulting from operations	432,432,880	222,257,472

Distributions to Shareholders
From net investment income:
Investor Class	(18,759,820)	(21,903,250)
Institutional Class	(2,729,719)	(4,223,655)
A Class	(1,546,359)	(2,164,134)
B Class	(416)	(366)
C Class	(4,216)	(5,588)
R Class	(3,766)	(3,006)
Decrease in net assets from distributions	(23,044,296)	(28,299,999)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(350,165,245)	(375,460,278)

Net increase (decrease) in net assets	59,223,339	(181,502,805)

Net Assets
Beginning of period	1,551,632,298	1,733,135,103
End of period	$1,610,855,637	$1,551,632,298

Undistributed net investment income	$1,379,089	$197,010

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 0.68% for the Investor Class, A Class, B Class, C Class and R Class and 0.48% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $675,468,445 and $1,048,181,247, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	330,000,000		330,000,000
Sold	4,055,282	$97,373,445	3,838,034	$80,528,593
Issued in reinvestment of distributions	744,626	17,595,330	961,765	20,629,225
Redeemed	(13,602,049)	(318,927,646)	(14,141,738)	(297,312,816)
	(8,802,141)	(203,958,871)	(9,341,939)	(196,154,998)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	1,035,106	23,919,025	1,668,153	34,474,492
Issued in reinvestment of distributions	106,317	2,484,050	180,995	3,883,796
Redeemed	(6,027,443)	(142,584,805)	(6,810,928)	(140,103,046)
	(4,886,020)	(116,181,730)	(4,961,780)	(101,744,758)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	651,825	15,543,996	755,867	15,695,842
Issued in reinvestment of distributions	64,037	1,510,238	99,020	2,113,901
Redeemed	(2,006,731)	(47,042,494)	(4,634,554)	(95,453,320)
	(1,290,869)	(29,988,260)	(3,779,667)	(77,643,577)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	590	13,970	1,290	28,694
Issued in reinvestment of distributions	17	399	17	366
Redeemed	(953)	(23,596)	—	—
	(346)	(9,227)	1,307	29,060
C Class/Shares Authorized	10,000,000		10,000,000
Sold	13,080	312,515	18,337	389,368
Issued in reinvestment of distributions	137	3,243	199	4,252
Redeemed	(20,124)	(482,602)	(20,349)	(427,245)
	(6,907)	(166,844)	(1,813)	(33,625)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	14,111	338,455	9,468	187,989
Issued in reinvestment of distributions	91	2,158	107	2,307
Redeemed	(8,403)	(200,926)	(5,297)	(102,676)
	5,799	139,687	4,278	87,620
Net increase (decrease)	(14,980,484)	$(350,165,245)	(18,079,614)	$(375,460,278)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,488,432,997	—	—
Foreign Common Stocks	86,039,864	—	—
Temporary Cash Investments	6,139,642	$20,300,203	—
Total Value of Investment Securities	$1,580,612,503	$20,300,203	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $880,781 in net realized gain (loss) on futures contract transactions.

22

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$23,044,296	$28,299,999
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,255,150,510
Gross tax appreciation of investments	$380,346,299
Gross tax depreciation of investments	(34,584,103)
Net tax appreciation (depreciation) of investments	$345,762,196
Undistributed ordinary income	$1,379,089
Accumulated capital losses	$(461,431,333)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(105,857,081) and $(355,574,252) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.88	$18.03	$25.32	$35.04	$33.29		$30.33
Income From Investment Operations
Net Investment Income (Loss)(2)	0.36	0.33	0.44	0.47	0.23		0.57
Net Realized and Unrealized Gain (Loss)	5.64	1.85	(7.20)	(6.54)	2.27		4.54
Total From Investment Operations	6.00	2.18	(6.76)	(6.07)	2.50		5.11
Distributions
From Net Investment Income	(0.34)	(0.33)	(0.53)	(0.36)	(0.22)		(0.59)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.34)	(0.33)	(0.53)	(3.65)	(0.75)		(2.15)
Net Asset Value, End of Period	$25.54	$19.88	$18.03	$25.32	$35.04		$33.29

Total Return(3)	30.31%	11.99%	(26.76)%	(18.48)%	7.67%		17.17%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.68%	0.67	%(4)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.52%	1.58%	2.27%	1.53%	1.37	%(4)	1.81%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$1,351,936	$1,227,234	$1,281,418	$2,078,333	$3,463,508		$3,578,273

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.89	$18.04	$25.35	$35.06	$33.31		$30.34
Income From Investment Operations
Net Investment Income (Loss)(2)	0.40	0.38	0.48	0.52	0.26		0.64
Net Realized and Unrealized Gain (Loss)	5.66	1.85	(7.21)	(6.53)	2.28		4.54
Total From Investment Operations	6.06	2.23	(6.73)	(6.01)	2.54		5.18
Distributions
From Net Investment Income	(0.39)	(0.38)	(0.58)	(0.41)	(0.26)		(0.65)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.39)	(0.38)	(0.58)	(3.70)	(0.79)		(2.21)
Net Asset Value, End of Period	$25.56	$19.89	$18.04	$25.35	$35.06		$33.31

Total Return(3)	30.61%	12.20%	(26.63)%	(18.32)%	7.80%		17.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.50%	0.50%	0.48%	0.47	%(4)	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.72%	1.78%	2.47%	1.73%	1.57	%(4)	2.01%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$128,468	$197,196	$268,346	$538,656	$442,367		$487,888

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

25

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.86	$18.01	$25.28	$35.01	$33.27		$30.31
Income From Investment Operations
Net Investment Income (Loss)(3)	0.30	0.28	0.40	0.39	0.19		0.49
Net Realized and Unrealized Gain (Loss)	5.64	1.85	(7.20)	(6.53)	2.27		4.54
Total From Investment Operations	5.94	2.13	(6.80)	(6.14)	2.46		5.03
Distributions
From Net Investment Income	(0.28)	(0.28)	(0.47)	(0.30)	(0.19)		(0.51)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.28)	(0.28)	(0.47)	(3.59)	(0.72)		(2.07)
Net Asset Value, End of Period	$25.52	$19.86	$18.01	$25.28	$35.01		$33.27

Total Return(4)	30.02%	11.72%	(26.95)%	(18.68)%	7.55%		16.86%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94%	0.95%	0.95%	0.93%	0.92	%(5)	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	1.33%	2.02%	1.28%	1.12	%(5)	1.56%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$128,920	$125,981	$182,331	$361,500	$718,533		$700,335

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

26

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$19.88	$18.03	$25.26	$34.36
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.12	0.24	0.12
Net Realized and Unrealized Gain (Loss)	5.64	1.85	(7.19)	(5.84)
Total From Investment Operations	5.76	1.97	(6.95)	(5.72)
Distributions
From Net Investment Income	(0.10)	(0.12)	(0.28)	(0.09)
From Net Realized Gains	—	—	—	(3.29)
Total Distributions	(0.10)	(0.12)	(0.28)	(3.38)
Net Asset Value, End of Period	$25.54	$19.88	$18.03	$25.26

Total Return(3)	29.02%	10.88%	(27.49)%	(17.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.70%	1.68	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.58%	1.27%	0.58	%(4)
Portfolio Turnover Rate	42%	45%	49%	57	%(5)
Net Assets, End of Period (in thousands)	$93	$79	$48	$33

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.83	$17.99	$25.20	$34.98	$33.25		$30.29
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.12	0.24	0.16	0.06		0.26
Net Realized and Unrealized Gain (Loss)	5.63	1.84	(7.17)	(6.51)	2.27		4.54
Total From Investment Operations	5.75	1.96	(6.93)	(6.35)	2.33		4.80
Distributions
From Net Investment Income	(0.10)	(0.12)	(0.28)	(0.14)	(0.07)		(0.28)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.10)	(0.12)	(0.28)	(3.43)	(0.60)		(1.84)
Net Asset Value, End of Period	$25.48	$19.83	$17.99	$25.20	$34.98		$33.25

Total Return(3)	29.04%	10.85%	(27.48)%	(19.31)%	7.16%		16.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.70%	1.68%	1.67	%(4)	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.58%	1.27%	0.53%	0.37	%(4)	0.81%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$933	$863	$815	$1,176	$1,960		$1,956

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.87	$18.03	$25.29	$35.04	$33.30		$30.34
Income From Investment Operations
Net Investment Income (Loss)(2)	0.24	0.23	0.36	0.32	0.15		0.41
Net Realized and Unrealized Gain (Loss)	5.65	1.84	(7.21)	(6.53)	2.27		4.55
Total From Investment Operations	5.89	2.07	(6.85)	(6.21)	2.42		4.96
Distributions
From Net Investment Income	(0.22)	(0.23)	(0.41)	(0.25)	(0.15)		(0.44)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.22)	(0.23)	(0.41)	(3.54)	(0.68)		(2.00)
Net Asset Value, End of Period	$25.54	$19.87	$18.03	$25.29	$35.04		$33.30

Total Return(3)	29.73%	11.38%	(27.13)%	(18.88)%	7.42%		16.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.20%	1.20%	1.18%	1.17	%(4)	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%	1.08%	1.77%	1.03%	0.87	%(4)	1.31%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$506	$279	$176	$546	$819		$660

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

30

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is  4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

34

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups

35

of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

36

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

37

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $23,044,296, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72458   1108

ANNUAL REPORT                 JUNE 30, 2011

Global Gold Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Despite Concerns, Market Rally Prevailed

Market sentiment resembled a barbell during the 12-month period, with a negative tone characterizing both ends of the period and optimism flowing through the middle. Nervousness took hold early on, as sovereign debt problems in Europe and concerns about a “double-dip” recession in the United States rattled the markets and sent investors seeking safe-haven investments, including U.S. Treasuries and gold.

Optimism emerged for most of the period’s middle months, as generally upbeat economic data, the launch of the Federal Reserve’s (the Fed’s) second round of quantitative easing (QE2), and the extension of prevailing U.S. federal income tax rates sparked a global stock market rally. Late in the period, sovereign debt and economic growth concerns resurfaced, fueling another flight to safety. At the same time, inflationary pressures began brewing, primarily due to soaring prices for oil and other commodities. U.S. inflation, as measured by the year-to-year change in the Consumer Price Index, ended the period at 3.6%, compared with 1.1% a year earlier.

Overall, the rally months were strong enough to offset the pessimistic periods, and global stocks posted sharp gains for the 12-month period. Similarly, commodity prices soared on growing global demand combined with supply concerns.

Gold Reached New Highs

Gold prices continued to surge, benefitting from the sovereign-debt woes plaguing Europe and the accommodative fiscal and monetary policies in the United States. Strong demand pushed the price of an ounce of gold bullion from $1,244.00 on June 30, 2010, to $1,505.50 on June 30, 2011, just shy of its record high of $1,552.50 recorded on June 22, 2011.

Gold prices gathered support from the sagging U.S. dollar, which continued to tumble versus the euro. European Central Bank tightening and the passage of an austerity plan for Greece helped bolster the euro, while QE2 and the soaring U.S. federal debt punished the greenback. Expecting these factors eventually may lead to higher inflation and a weaker U.S. dollar than are currently reflected in the market, investors drove gold prices higher during the 12-month period.

12-Month Total Returns
As of June 30, 2011
London Gold PM Fix, in U.S. dollars	21.02%
U.S. Dollar vs. Euro (Calculated on the basis of euro per one U.S. dollar)	-15.60%
S&P Goldman Sachs Commodities Index (total returns)	26.11%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	11.44%	9.97%	20.44%	5.79%	8/17/88
NYSE Arca Gold Miners Index	—	6.33%	8.29%	N/A(1)	N/A(1)	—
MSCI World Index	—	30.51%	2.28%	3.99%	6.89%(2)	—
FTSE Gold Mines Index	—	5.19%	8.58%	17.50%	N/A(3)	—
Institutional Class	AGGNX	11.64%	—	—	9.03%	9/28/07
A Class(4) No sales charge* With sales charge*	ACGGX	11.15% 4.76%	9.69% 8.41%	20.16% 19.46%	11.63% 11.13%	5/6/98
B Class No sales charge* With sales charge*	AGYBX	10.31% 6.31%	— —	— —	7.73% 7.07%	9/28/07
C Class	AGYCX	10.31%	—	—	7.74%	9/28/07
R Class	AGGWX	10.87%	—	—	8.27%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark total return data first available 2/1/05.

(2)	Since 8/31/88, the date nearest the Investor Class’s inception for which data are available.

(3)	Benchmark data first available 9/22/98.

(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years*
$10,000 investment made June 30, 2001

*	Since NYSE Arca Gold Miners Index data is only available from 2/1/05, it is not included in the line chart.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.69%	0.49%	0.94%	1.69%	1.69%	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Global Gold advanced 11.44%* for the 12 months ended June 30, 2011. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, gained 6.33% for the same period. The portfolio’s return reflects operating expenses, while the benchmark’s return does not.

Gold continued to rally during the 12-month period, maintaining its “alternative currency” role and posting gains in all major markets. At the same time, the U.S. dollar continued to weaken, as the U.S. Federal Reserve’s (the Fed’s) second government-securities purchase program (quantitative easing, or QE2) sent the greenback tumbling against the euro and other major currencies. Investors feared QE2, combined with other fiscal and monetary stimulus measures still working through the financial system, would lead to a weaker dollar and rising inflation. Investors looking to hedge against these threats favored gold. (Usually, gold prices rise when the U.S. dollar falls, and vice versa.) Additionally, investor concerns about potential sovereign-debt defaults in Greece and other European countries drove investors to the “safe-haven” investment.

Despite the sharp rise in gold prices, gold-related stocks generally lagged the overall robust performance of global stocks during the 12-month period. The portfolio’s outperformance relative to the benchmark primarily was due to our strong stock selection, particularly among smaller-capitalization, non-benchmark companies.

“Core” and “Explore” Strategy Lifted Performance

Our strategy of investing the bulk of the portfolio in larger-capitalization “core” mining companies and smaller-capitalization, non-benchmark (companies represented in the portfolio but not in the benchmark) exploration, or “explore,” companies was effective during the period. The allocation to core gold producers makes the portfolio’s share price more responsive to changes in the value of gold bullion, while the exposure to smaller, exploration-oriented companies offers significant upside growth potential.

In particular, our out-of-benchmark position in Canada’s Silver Wheaton Corp., a royalty holding company, was a top contributor to relative performance. The company, which takes a venture capitalist approach to silver mining by funding the development of silver mines in exchange for shares of the mines’ outputs, benefited from rising silver prices. Similar to gold, silver prices typically advance in times of economic uncertainty, but unlike gold, silver has many industrial uses, and industrial demand, particularly in India and China, has been rising. At the end of the period, Silver Wheaton was among the portfolio’s 10 largest holdings.

*All fund returns referenced in this commentary are for Investor Class shares.

6

The portfolio’s performance also benefited from our position in Andean Resources, an Australia-based company engaged in gold and silver exploration in Argentina. Canada’s Goldcorp, the world’s largest gold mining company, purchased Andean in late 2010 for a significant premium to Andean’s average stock price. In addition, our position in Goldcorp also was among the top contributors to performance, as the company reported record earnings in the first quarter of 2011 and record production increases of gold, zinc, lead, and silver. Goldcorp was the portfolio’s second-largest holding at the end of the period.

Peru Underweight Detracted

Overall, an underweight in Peru and an out-of-benchmark allocation to the United Kingdom detracted from the portfolio’s relative performance. In terms of individual holdings, our underweight position in U.S.-based Coeur d’Alene Mines Corp., a silver-mining company, detracted the most from relative performance. The company reported a 126% jump in sales during the first quarter of 2011, and its stock advanced sharply during the period. Similarly, an underweight in Hecla Mining, a U.S.-based miner of silver, gold, lead and zinc, hurt relative performance, as the company’s stock advanced sharply during the period.

In addition, our portfolio-only position in United Kingdom-based Randgold Resources, which has mining operations in West and Central Africa, detracted from performance. The company reported disappointing earnings in the first quarter of 2011. More than 31,000 ounces of gold went unsold from one of Randgold’s Ivory Coast mines due to the ongoing political instability in the region.

Outlook

Looking ahead, we remain focused on gold mining companies that can continue to grow their reserve base while replacing production. We continue to favor the royalty business, where several companies remain favorably positioned to benefit from rising gold prices or rising production, without the negative exposure associated with cost overruns or mine construction problems.

We will continue to invest in securities of companies engaged in the mining, processing, fabricating, or distributing of gold or other precious metals throughout the world. Regardless of macro developments, including the direction of gold prices and the strength of the U.S. dollar, we follow a disciplined investment approach. Shunning momentum-driven areas of the market, we strive to add value through tactical allocations in specific mining companies we believe are well-positioned to generate above-average returns.

Market Returns
For the year ended June 30, 2011
Background Influences(1)		Regional Components of FTSE Gold Mines Index(2)
U.S. Dollar vs. South African Rand	-11.75%	FTSE Gold Mines Americas Index	1.86%
U.S. Dollar vs. Australian Dollar	-21.58%	FTSE Gold Mines Asia Pacific Index	33.69%
Broad Gold Stock Market		FTSE Gold Mines Europe Middle East Africa Index	1.89%
Lipper Precious Metals Fund Index	19.83%
FTSE Gold Mines Index(2)	5.19%
		(1) All percentage changes in foreign exchange rates are calculated on the basis of that currency per 1 U.S. dollar. (2) Source: FactSet

7

Fund Characteristics

June 30, 2011
Top Ten Holdings	% of net assets
Barrick Gold Corp.	12.2%
Goldcorp, Inc.(1)	11.1%
Newmont Mining Corp.	6.8%
Silver Wheaton Corp.	4.6%
Randgold Resources Ltd.	4.0%
Kinross Gold Corp.(1)	3.7%
AngloGold Ashanti Ltd.(1)	3.6%
Yamana Gold, Inc.(1)	3.6%
Eldorado Gold Corp.	3.2%
Compania de Minas Buenaventura SA	3.2%
(1)Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	70.3%
United States	12.5%
South Africa	6.6%
United Kingdom	4.0%
Peru	3.2%
Australia	1.5%
Mexico	0.9%
Cash and Equivalents(2)	1.0%
(2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks & Warrants	86.5%
Domestic Common Stocks	12.5%
Total Equity Exposure	99.0%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.5)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$878.10	$3.17	0.68%
Institutional Class	$1,000	$879.20	$2.24	0.48%
A Class	$1,000	$876.90	$4.33	0.93%
B Class	$1,000	$873.90	$7.81	1.68%
C Class	$1,000	$873.90	$7.81	1.68%
R Class	$1,000	$875.90	$5.49	1.18%
Hypothetical
Investor Class	$1,000	$1,021.42	$3.41	0.68%
Institutional Class	$1,000	$1,022.41	$2.41	0.48%
A Class	$1,000	$1,020.18	$4.66	0.93%
B Class	$1,000	$1,016.46	$8.40	1.68%
C Class	$1,000	$1,016.46	$8.40	1.68%
R Class	$1,000	$1,018.94	$5.91	1.18%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks & Warrants — 99.0%
AUSTRALIA — 1.5%
Centamin Egypt Ltd.(1)	1,666,900	$3,352,984
CGA Mining Ltd.(1)	2,379,741	7,377,703
Newcrest Mining Ltd.	150,055	6,090,813
		16,821,500
CANADA — 70.3%
Agnico-Eagle Mines Ltd.	227,035	14,354,911
Agnico-Eagle Mines Ltd. New York Shares	322,400	20,353,112
Alamos Gold, Inc.	162,300	2,687,471
ATAC Resources Ltd.(1)	974,300	7,374,555
AuRico Gold, Inc.(1)	695,300	7,641,848
Aurizon Mines Ltd.(1)	887,400	4,968,593
B2Gold Corp.(1)	1,046,700	3,538,019
Barrick Gold Corp.	3,032,312	137,333,410
Bear Creek Mining Corp.(1)	748,000	2,985,950
Belo Sun Mining Corp.(1)	4,915,100	5,300,123
Canaco Resources, Inc.(1)	4,595,400	15,866,745
Centerra Gold, Inc.	387,200	6,423,557
Clifton Star Resources, Inc.(1)	1,190,200	3,122,200
Continental Gold Ltd.(1)	427,000	3,249,707
Detour Gold Corp.(1)	411,001	11,910,911
Dundee Precious Metals, Inc.(1)	1,048,400	8,489,817
Eldorado Gold Corp.	2,469,700	36,439,246
First Majestic Silver Corp.(1)	244,400	4,520,811
Franco-Nevada Corp.	195,500	7,297,423
GBS Gold International, Inc.(1)	347,300	1,800
Goldcorp, Inc.	2,523,276	122,049,692
Goldcorp, Inc. New York Shares	64,300	3,103,761
Golden Star Resources Ltd.(1)	965,100	2,121,429
Great Basin Gold Ltd.(1)	4,306,200	8,840,558
Guyana Goldfields, Inc.(1)	547,700	3,890,036
IAMGOLD Corp.	1,793,019	33,724,262
International Tower Hill Mines Ltd.(1)	318,300	2,402,638
Ivanhoe Mines Ltd.(1)	477,900	12,075,715
Kinross Gold Corp.	2,019,452	31,889,945
Kinross Gold Corp. New York Shares	614,857	9,714,741
Kirkland Lake Gold, Inc.(1)	235,600	3,713,121
Lake Shore Gold Corp.(1)	1,334,915	3,889,379
Midas Gold Corp.(1)	1,567,250	5,281,313
Minefinders Corp. Ltd.(1)	130,900	1,699,277
Nevsun Resources Ltd.	1,093,300	6,620,221
New Gold, Inc.(1)	2,981,600	30,760,454
Northgate Minerals Corp.(1)	1,179,100	3,056,405
Osisko Mining Corp.(1)	2,079,400	32,319,152
Pan American Silver Corp.	498,300	15,392,487
Premier Gold Mines Ltd.(1)	784,000	4,609,135
Rio Novo Gold, Inc.(1)	1,327,300	1,926,715
Romarco Minerals, Inc.(1)	1,703,100	2,896,038
Sabina Gold & Silver Corp.(1)	642,400	3,929,867
Seabridge Gold, Inc.(1)	107,400	3,029,754
SEMAFO, Inc.(1)	638,700	4,893,974
Silver Standard Resources, Inc.(1)	336,000	8,967,840
Silver Wheaton Corp.	1,558,000	51,414,000
Silvercorp Metals, Inc.	348,000	3,269,096
Tahoe Resources, Inc.(1)	714,600	13,336,928
Torex Gold Resources, Inc.(1)	8,334,590	15,036,743
Torex Gold Resources, Inc. Warrants(1)	1,321,547	609,766
Wesdome Gold Mines Ltd.	1,357,200	3,377,345
Yamana Gold, Inc.	2,558,042	29,865,263
Yamana Gold, Inc. New York Shares	926,381	10,773,811
		794,341,070
MEXICO — 0.9%
Fresnillo plc	472,403	10,647,672
PERU — 3.2%
Compania de Minas Buenaventura SA ADR	952,300	36,168,354
SOUTH AFRICA — 6.6%
AngloGold Ashanti Ltd.	465,502	19,606,674
AngloGold Ashanti Ltd. ADR	511,676	21,536,443
Gold Fields Ltd.	1,462,510	21,399,810
Harmony Gold Mining Co. Ltd.	867,150	11,498,071
		74,040,998
UNITED KINGDOM — 4.0%
Randgold Resources Ltd. ADR	537,200	45,151,660
UNITED STATES — 12.5%
Allied Nevada Gold Corp.(1)	630,900	22,247,819
Coeur d’Alene Mines Corp.(1)	365,759	8,873,313
Hecla Mining Co.(1)	814,300	6,261,967

11

	Shares	Value

Newmont Mining Corp.	1,428,614	$77,102,298
Royal Gold, Inc.	462,921	27,113,283
		141,598,680
TOTAL COMMON STOCKS & WARRANTS (Cost $512,671,948)		1,118,769,934
Temporary Cash Investments — 1.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	4,022,031	4,022,031
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $4,766,006), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $4,658,099)		4,658,099
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $3,960,577), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $3,881,750)		3,881,750
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $4,751,767), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $4,658,099)		4,658,099
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,219,979)		17,219,979
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $529,891,927)		1,135,989,913
OTHER ASSETS AND LIABILITIES — (0.5)%		(5,911,382)
TOTAL NET ASSETS — 100.0%		$1,130,078,531

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $529,891,927)	$1,135,989,913
Foreign currency holdings, at value (cost of $146,796)	145,278
Receivable for investments sold	2,592,089
Receivable for capital shares sold	159,892
Dividends and interest receivable	327,197
1,139,214,369

Liabilities
Payable for investments purchased	7,746,755
Payable for capital shares redeemed	760,639
Accrued management fees	618,936
Distribution and service fees payable	9,508
9,135,838

Net Assets	$1,130,078,531

Net Assets Consist of:
Capital (par value and paid-in surplus)	$522,400,089
Accumulated net investment loss	(48,407,336)
Undistributed net realized gain	49,985,818
Net unrealized appreciation	606,099,960
$1,130,078,531

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,081,257,780	47,220,247	$22.90
Institutional Class, $0.01 Par Value	$19,853,546	866,196	$22.92
A Class, $0.01 Par Value	$21,291,977	936,980	$22.72*
B Class, $0.01 Par Value	$1,515,461	67,503	$22.45
C Class, $0.01 Par Value	$3,592,840	159,964	$22.46
R Class, $0.01 Par Value	$2,566,927	112,929	$22.73

*Maximum offering price $24.11 (net asset value divided by 0.9425)

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $623,318)	$6,173,713
Interest	14,910
6,188,623

Expenses:
Management fees	8,157,573
Distribution and service fees:
A Class	59,417
B Class	16,628
C Class	33,721
R Class	10,923
Directors’ fees and expenses	50,112
Other expenses	14,898
8,343,272

Net investment income (loss)	(2,154,649)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	156,817,147
Foreign currency transactions	14,468,006
171,285,153

Change in net unrealized appreciation (depreciation) on:
Investments	(60,216,500)
Translation of assets and liabilities in foreign currencies	16,108,428
(44,108,072)

Net realized and unrealized gain (loss)	127,177,081

Net Increase (Decrease) in Net Assets Resulting from Operations	$125,022,432

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(2,154,649)	$(1,596,974)
Net realized gain (loss)	171,285,153	121,615,784
Change in net unrealized appreciation (depreciation)	(44,108,072)	220,307,557
Net increase (decrease) in net assets resulting from operations	125,022,432	340,326,367

Distributions to Shareholders
From net investment income:
Investor Class	(74,345,381)	(5,817,616)
Institutional Class	(1,350,244)	(102,540)
A Class	(1,509,611)	(65,994)
B Class	(87,903)	—
C Class	(198,002)	—
R Class	(135,833)	(625)
From net realized gains:
Investor Class	(72,322,529)	—
Institutional Class	(1,263,890)	—
A Class	(1,535,236)	—
B Class	(102,609)	—
C Class	(222,320)	—
R Class	(142,583)	—
Decrease in net assets from distributions	(153,216,141)	(5,986,775)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	84,068,886	(81,449,142)

Redemption Fees
Increase in net assets from redemption fees	174,977	153,362

Net increase (decrease) in net assets	56,050,154	253,043,812

Net Assets
Beginning of period	1,074,028,377	820,984,565
End of period	$1,130,078,531	$1,074,028,377

Accumulated net investment loss	$(48,407,336)	$(4,148,509)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other metals throughout the world. The fund invests primarily in equity securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

16

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 0.68% for the Investor Class, A Class, B Class, C Class and R Class and 0.48% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $389,044,844 and $467,459,574, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	8,972,049	$225,635,610	7,567,069	$154,310,795
Issued in reinvestment of distributions	5,119,136	136,524,838	268,781	5,445,498
Redeemed	(11,539,226)	(286,921,826)	(11,990,931)	(243,553,721)
	2,551,959	75,238,622	(4,155,081)	(83,797,428)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	363,533	9,132,218	306,887	6,186,758
Issued in reinvestment of distributions	98,002	2,614,134	5,061	102,540
Redeemed	(276,395)	(6,803,179)	(189,413)	(3,778,037)
	185,140	4,943,173	122,535	2,511,261
A Class/Shares Authorized	20,000,000		20,000,000
Sold	601,435	14,958,572	618,293	12,476,471
Issued in reinvestment of distributions	97,614	2,586,084	2,704	54,488
Redeemed	(671,729)	(16,648,701)	(757,121)	(14,337,028)
	27,320	895,955	(136,124)	(1,806,069)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	4,430	110,080	21,272	366,451
Issued in reinvestment of distributions	6,752	177,233	—	—
Redeemed	(16,528)	(399,359)	(5,176)	(104,738)
	(5,346)	(112,046)	16,096	261,713
C Class/Shares Authorized	10,000,000		10,000,000
Sold	74,941	1,859,020	62,106	1,246,949
Issued in reinvestment of distributions	10,909	286,073	—	—
Redeemed	(27,908)	(668,753)	(22,862)	(453,638)
	57,942	1,476,340	39,244	793,311
R Class/Shares Authorized	10,000,000		10,000,000
Sold	93,224	2,283,666	45,887	892,013
Issued in reinvestment of distributions	10,498	278,416	31	625
Redeemed	(39,432)	(935,240)	(16,681)	(304,568)
	64,290	1,626,842	29,237	588,070
Net increase (decrease)	2,881,305	$84,068,886	(4,084,093)	$(81,449,142)

19

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended June 30, 2011 follows:

	June 30, 2010					June 30, 2011
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Clifton Star Resources, Inc.(1)(2)	329,700	$5,049,040	$1,941,170	$(1,034,194)	—	1,190,200	(2)

(1)	Non-income producing.

(2)	Company was not an affiliate at June 30, 2011.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Warrants	$362,939,373	$614,231,881	—
Domestic Common Stocks	119,350,861	22,247,819	—
Temporary Cash Investments	4,022,031	13,197,948	—
Total Value of Investment Securities	$486,312,265	$649,677,648	—

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

20

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$80,549,110	$5,986,775
Long-term capital gains	$72,667,031	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The ordinary income distributions reflect the realization of unrealized gains on passive foreign investment companies for federal income tax purposes.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$588,054,208
Gross tax appreciation of investments	$563,980,068
Gross tax depreciation of investments	(16,044,363)
Net tax appreciation (depreciation) of investments	$547,935,705
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(114,127)
Net tax appreciation (depreciation)	$547,821,578
Undistributed ordinary income	—
Accumulated long-term gains	$59,856,864

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

21

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$23.11	$16.24	$23.54	$18.26	$19.63		$15.50
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.03)	(0.01)	(0.04)	(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss)	3.06	7.03	(5.35)	5.42	(1.24)		4.18
Total From Investment Operations	3.02	7.00	(5.36)	5.38	(1.25)		4.17
Distributions
From Net Investment Income	(1.60)	(0.13)	— (3)	(0.11)	(0.12)		(0.05)
From Net Realized Gains	(1.63)	—	(1.94)	—	—		—
Total Distributions	(3.23)	(0.13)	(1.94)	(0.11)	(0.12)		(0.05)
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01	—	(3)	0.01
Net Asset Value, End of Period	$22.90	$23.11	$16.24	$23.54	$18.26		$19.63

Total Return(4)	11.44%	43.18%	(21.19)%	29.61%	(6.36)%		27.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.69%	0.70%	0.68%	0.67	%(5)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%	(0.16)%	(0.09)%	(0.17)%	(0.12	)%(5)	(0.03)%
Portfolio Turnover Rate	32%	24%	20%	17%	3%		18%
Net Assets, End of Period (in thousands)	$1,081,258	$1,032,309	$792,814	$1,136,741	$949,426		$1,071,545

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

22

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$23.13	$16.25	$23.55	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01	0.01	0.01
Net Realized and Unrealized Gain (Loss)	3.06	7.04	(5.34)	1.99
Total From Investment Operations	3.07	7.05	(5.33)	2.00
Distributions
From Net Investment Income	(1.65)	(0.17)	(0.03)	(0.13)
From Net Realized Gains	(1.63)	—	(1.94)	—
Total Distributions	(3.28)	(0.17)	(1.97)	(0.13)
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01
Net Asset Value, End of Period	$22.92	$23.13	$16.25	$23.55

Total Return(4)	11.64%	43.51%	(21.04)%	9.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.49%	0.50%	0.48	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	0.04%	0.11%	0.05	%(5)
Portfolio Turnover Rate	32%	24%	20%	17	%(6)
Net Assets, End of Period (in thousands)	$19,854	$15,751	$9,076	$10,353

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

23

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$22.95	$16.13	$23.46	$18.22	$19.59		$15.46
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.10)	(0.08)	(0.06)	(0.09)	(0.04)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.03	6.97	(5.33)	5.40	(1.23)		4.18
Total From Investment Operations	2.93	6.89	(5.39)	5.31	(1.27)		4.13
Distributions
From Net Investment Income	(1.53)	(0.07)	—	(0.08)	(0.10)		(0.01)
From Net Realized Gains	(1.63)	—	(1.94)	—	—		—
Total Distributions	(3.16)	(0.07)	(1.94)	(0.08)	(0.10)		(0.01)
Redemption Fees(3)	— (4)	— (4)	— (4)	0.01	—	(4)	0.01
Net Asset Value, End of Period	$22.72	$22.95	$16.13	$23.46	$18.22		$19.59

Total Return(5)	11.15%	42.80%	(21.40)%	29.28%	(6.48)%		26.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94%	0.94%	0.95%	0.93%	0.92	%(6)	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%	(0.41)%	(0.34)%	(0.42)%	(0.37	)%(6)	(0.28)%
Portfolio Turnover Rate	32%	24%	20%	17%	3%		18%
Net Assets, End of Period (in thousands)	$21,292	$20,879	$16,866	$8,506	$5,442		$6,206

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

24

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.71	$16.02	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.29)	(0.23)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	2.99	6.92	(5.34)	2.00
Total From Investment Operations	2.70	6.69	(5.52)	1.80
Distributions
From Net Investment Income	(1.33)	—	—	—
From Net Realized Gains	(1.63)	—	(1.94)	—
Total Distributions	(2.96)	—	(1.94)	—
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01
Net Asset Value, End of Period	$22.45	$22.71	$16.02	$23.48

Total Return(4)	10.31%	41.76%	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.69%	1.70%	1.68	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18)%	(1.16)%	(1.09)%	(1.16	)%(5)
Portfolio Turnover Rate	32%	24%	20%	17	%(6)
Net Assets, End of Period (in thousands)	$1,515	$1,654	$909	$124

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

25

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.72	$16.02	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.29)	(0.23)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	2.99	6.93	(5.34)	2.00
Total From Investment Operations	2.70	6.70	(5.52)	1.80
Distributions
From Net Investment Income	(1.33)	—	—	—
From Net Realized Gains	(1.63)	—	(1.94)	—
Total Distributions	(2.96)	—	(1.94)	—
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01
Net Asset Value, End of Period	$22.46	$22.72	$16.02	$23.48

Total Return(4)	10.31%	41.82%	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.69%	1.70%	1.68	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18)%	(1.16)%	(1.09)%	(1.17	)%(5)
Portfolio Turnover Rate	32%	24%	20%	17	%(6)
Net Assets, End of Period (in thousands)	$3,593	$2,318	$1,006	$151

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

26

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.96	$16.13	$23.52	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.16)	(0.13)	(0.11)	(0.12)
Net Realized and Unrealized Gain (Loss)	3.02	6.98	(5.34)	2.01
Total From Investment Operations	2.86	6.85	(5.45)	1.89
Distributions
From Net Investment Income	(1.46)	(0.02)	—	(0.05)
From Net Realized Gains	(1.63)	—	(1.94)	—
Total Distributions	(3.09)	(0.02)	(1.94)	(0.05)
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01
Net Asset Value, End of Period	$22.73	$22.96	$16.13	$23.52

Total Return(4)	10.87%	42.50%	(21.62)%	8.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.19%	1.20%	1.18	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.68)%	(0.66)%	(0.59)%	(0.71	)%(5)
Portfolio Turnover Rate	32%	24%	20%	17	%(6)
Net Assets, End of Period (in thousands)	$2,567	$1,117	$313	$27

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

28

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

▪	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

▪	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

▪
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

▪	data comparing the cost of owning the Fund to the cost of owning similar funds;

▪	the Advisor’s compliance policies, procedures, and regulatory experience;

▪	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

▪	data comparing services provided and charges to other investment management clients of the Advisor; and

▪	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

▪	constructing and designing the Fund

▪	portfolio research and security selection

▪	initial capitalization/funding

▪	securities trading

▪	Fund administration

▪	custody of Fund assets

▪	daily valuation of the Fund’s portfolio

▪	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

▪	legal services

▪	regulatory and portfolio compliance

▪	financial reporting

▪	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

33

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $1,773,927, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

The fund hereby designates $72,667,031, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2011.

The fund hereby designates $4,229,406 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

For the fiscal year ended  June 30, 2011, the fund intends to pass through to shareholders $623,318, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended  June 30, 2011, the fund earned $5,688,124 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on  June 30, 2011 are $0.1152 and $0.0126, respectively.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72455   1108

ANNUAL REPORT               JUNE 30, 2011

International Core Equity Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29
Management	30
Approval of Management Agreement	33
Additional Information	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

International Stocks Generated Strong Returns

International equity markets enjoyed strong results for the 12 months ended June 30, 2011, with the broad international stock indices returning more than 30% (see the table below). Despite a host of external challenges, international stocks rallied sharply as investors grew confident about a global economic recovery.

After some economic uncertainty early in the period, many regions of the world began to show signs of improving economic activity in the fall of 2010, and this continued into the first half of 2011. Better economic conditions and rising commodity prices led the European Central Bank to raise short-term interest rates in April 2011—its first rate hike in nearly four years.

International stocks remained on an upward trajectory throughout much of the reporting period despite a series of dramatic global events—unrest in North Africa and the Middle East, a devastating earthquake and tsunami in Japan, and a growing debt crisis in Europe that led to bailouts for Greece, Ireland, and Portugal.

Another factor that boosted international stock returns for U.S. investors was a broad decline in the U.S. dollar. The dollar fell by 15% against the euro, 9% versus the Japanese yen, and 6% against the British pound for the reporting period. The dollar weakened as U.S. interest rates remained near historic lows and fiscal deficit concerns intensified.

Europe and Pacific Rim Outperformed

Across the board, small-company stocks generated better returns than large-cap issues, growth stocks modestly outpaced value shares, and developed countries outperformed emerging markets.

As the table below shows, stock markets in Europe and the Pacific Rim (excluding Japan) posted the best returns. Europe benefited from the strong performance of several economically robust countries—particularly Austria, Norway, and Sweden—as well as the core markets of France and Germany. The Pacific Rim was led by Australia and New Zealand, whose economies benefited from growing demand for commodities. The most notable laggards were Greece, which faced a crippling debt crisis, and Japan, whose economy was hurt by the devastating earthquake and tsunami.

Foreign Stock Index Returns
For the 12 months ended June 30, 2011
MSCI EAFE Index	30.36%	MSCI World Index	30.51%
MSCI EAFE Growth Index	31.25%	MSCI Europe Index	36.02%
MSCI EAFE Value Index	29.35%	MSCI Pacific ex-Japan Index	35.57%
		MSCI Emerging Markets (Net) Index	27.80%
		MSCI Japan Index	13.01%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year(1)	Since Inception	Inception Date
Investor Class	ACIMX	38.09%	-1.42%	11/30/06
MSCI EAFE Index	—	30.36%	-0.71%	—
Institutional Class	ACIUX	38.47%	-1.20%	11/30/06
A Class No sales charge* With sales charge*	ACIQX	37.80% 29.93%	-1.66% -2.92%	11/30/06
B Class No sales charge* With sales charge*	ACIJX	36.72% 32.72%	-2.37% -2.85%	11/30/06
C Class	ACIKX	36.72%	-2.37%	11/30/06
R Class	ACIRX	37.52%	-1.90%	11/30/06

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.19%	0.99%	1.44%	2.19%	2.19%	1.69%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Armando Lacayo and Elizabeth Xie

Performance Summary

International Core Equity returned 38.09%* for the fiscal year ended June 30, 2011, compared with the 30.36% return of the fund’s benchmark, the MSCI EAFE Index.

International Core Equity posted a strong absolute return for the 12 months, reflecting a robust rally in international stock markets during the period (see page 3 for details). The fund also outperformed the MSCI EAFE Index as individual stock selection (a critical component of our investment process) added value across nearly all geographic regions and market sectors.

Energy and Materials Boosted Absolute Performance

On an absolute basis, every sector of the International Core Equity fund posted double-digit gains for the 12 months. The best-performing sectors in the portfolio were energy and materials, both of which returned more than 60% for the reporting period. Together, these two sectors accounted for five of the fund’s top six performance contributors, led by chemicals producers Rhodia of France and BASF of Germany. The other leading contributors were energy producers—Caltex Australia, BP, and Royal Dutch Shell.

International Core Equity’s largest sector weighting during the reporting period was in financials, and this sector also contributed meaningfully to absolute performance. The best contributors from the financials sector included Dutch financial services company ING Groep and two Australian banks, National Australia Bank and Commonwealth Bank of Australia.

The weakest-performing sector in the portfolio was information technology. The most significant detractors from absolute performance in this sector were Finnish telecom equipment company Nokia and Dutch semiconductor manufacturer ASML Holding. Other notable individual decliners in the portfolio included Japanese financial services firm Resona Holdings, Hong Kong–based shipping company Orient Overseas International, and Hong Kong airline operator Cathay Pacific Airways.

Financials and Materials Outperformed

Looking at relative performance, International Core Equity’s holdings in the financials and materials sectors contributed the most to its outperformance versus the MSCI EAFE Index for the fiscal year. The bulk of the outperformance in the financials sector resulted from stock selection among commercial banks. Top contributors included National Australia Bank, which reported better-than-expected earnings amid improving business credit conditions in Australia, and ING Groep, which generated solid profit growth and strengthened its balance sheet.

In the materials sector, stock choices among chemicals producers and metals and mining companies produced much of the outperformance. The leading contributor in this sector, and the portfolio as a whole, was French specialty chemicals

*All fund returns referenced in this commentary are for Investor Class shares.

6

company Rhodia, which agreed to be acquired by Belgian chemicals producer Solvay in April 2011. German chemicals firm BASF and Chinese gold producer Zhaojin Mining were also strong contributors in the materials sector.

Other noteworthy individual contributors to the fund’s outperformance of its benchmark included German broadcasting company ProSiebenSat.1 Media, Australian oil refiner Caltex Australia, and Danish drug maker H. Lundbeck. ProSiebenSat.1 Media benefited from a recovery in the German advertising market; Caltex saw profit margins rise as premium fuel sales increased; and H. Lundbeck rallied as sales of its flagship antidepressant medication rebounded.

Technology Lagged

The only sector in the portfolio to underperform its counterparts in the MSCI EAFE Index was information technology. Stock selection among communications equipment manufacturers and electronic equipment makers was responsible for virtually all of the underperformance in this sector. The biggest detractors in this sector were Finnish telecom equipment maker Nokia, which lost market share in the smartphone segment, and Japanese computer maker Fujitsu, which lowered its earnings outlook and suffered severe damage to many of its production facilities in the March earthquake/tsunami.

Elsewhere, the most significant detractors from absolute performance were also the most significant detractors from relative performance—Resona Holdings, Orient Overseas International, and Cathay Pacific Airways. Resona issued new equity to repay bailout funds to the Japanese government; Orient Overseas struggled with higher fuel costs and an anti-trust probe in Europe; and Cathay Pacific faced labor strife, the loss of its CEO, and price-fixing allegations in Europe.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in international equity markets. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on global stocks. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

7

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
GlaxoSmithKline plc	1.9%
BASF SE	1.7%
National Australia Bank Ltd.	1.6%
AstraZeneca plc	1.6%
HSBC Holdings plc	1.6%
Royal Dutch Shell plc B Shares	1.4%
ING Groep NV CVA	1.4%
BHP Billiton Ltd.	1.4%
Australia & New Zealand Banking Group Ltd.	1.3%
KDDI Corp.	1.3%

Investments by Country	% of net assets
Japan	20.1%
United Kingdom	18.4%
France	9.4%
Germany	8.0%
Australia	7.7%
Switzerland	7.4%
Netherlands	4.9%
Sweden	3.4%
Spain	3.1%
Hong Kong	2.9%
Singapore	2.8%
Other Countries	11.4%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks & Warrants	99.5%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,084.60	$6.00	1.16%
Institutional Class	$1,000	$1,087.20	$4.97	0.96%
A Class	$1,000	$1,083.20	$7.28	1.41%
B Class	$1,000	$1,080.60	$11.14	2.16%
C Class	$1,000	$1,080.60	$11.14	2.16%
R Class	$1,000	$1,083.30	$8.57	1.66%
Hypothetical
Investor Class	$1,000	$1,019.04	$5.81	1.16%
Institutional Class	$1,000	$1,020.03	$4.81	0.96%
A Class	$1,000	$1,017.80	$7.05	1.41%
B Class	$1,000	$1,014.08	$10.79	2.16%
C Class	$1,000	$1,014.08	$10.79	2.16%
R Class	$1,000	$1,016.56	$8.30	1.66%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks & Warrants — 99.5%
AUSTRALIA — 7.7%
Australia & New Zealand Banking Group Ltd.	4,331	$102,283
Bendigo and Adelaide Bank Ltd.	5,999	57,155
BHP Billiton Ltd.	2,284	107,949
Commonwealth Bank of Australia	1,359	76,487
National Australia Bank Ltd.	4,533	125,067
Rio Tinto Ltd.	955	85,383
Telstra Corp. Ltd.	11,384	35,350
Westpac Banking Corp.	430	10,315
		599,989
AUSTRIA — 1.0%
Andritz AG	750	77,225
BELGIUM — 0.7%
Delhaize Group SA	311	23,317
KBC Groep NV	760	29,854
		53,171
BERMUDA — 0.3%
Hiscox Ltd.	3,000	20,170
CYPRUS — 0.1%
Bank of Cyprus Public Co. Ltd.	3,683	10,868
DENMARK — 1.8%
H. Lundbeck A/S	3,503	92,205
Novo Nordisk A/S B Shares	385	48,269
		140,474
FINLAND — 1.6%
KONE Oyj B Shares	500	31,394
Nokia Oyj	10,201	65,884
Wartsila Oyj	858	28,951
		126,229
FRANCE — 9.4%
AXA SA	1,181	26,813
BNP Paribas SA	808	62,317
Bouygues SA	244	10,727
Christian Dior SA	141	22,186
Compagnie Plastic Omnium SA	700	22,791
Derichebourg SA(1)	860	6,689
Faurecia	1,487	63,695
France Telecom SA	1,374	29,230
Rallye SA	339	14,085
Safran SA	177	7,560
Sanofi	724	58,191
Societe Generale SA	1,696	100,525
Total Gabon SA	149	76,449
Total SA	1,724	99,709
Valeo SA	303	20,688
Vinci SA	495	31,709
Vivendi SA	2,730	75,917
		729,281
GERMANY — 8.0%
Allianz SE	403	56,306
BASF SE	1,342	131,329
Bayer AG	350	28,139
Deutsche Lufthansa AG	3,150	68,606
Hannover Rueckversicherung AG	1,312	68,434
Henkel AG & Co. KGaA Preference Shares	1,200	83,196
Infineon Technologies AG	2,549	28,603
Metro AG	271	16,405
Muenchener Rueckversicherungs AG	44	6,717
ProSiebenSat.1 Media AG Preference Shares(1)	1,985	56,272
Siemens AG	304	41,741
Volkswagen AG	60	11,024
Wacker Chemie AG	100	21,621
		618,393
GREECE — 1.0%
OPAP SA	4,779	74,672
HONG KONG — 2.9%
BOC Hong Kong Holdings Ltd.	4,500	13,096
Guangdong Investment Ltd.	22,000	11,779
Hang Lung Group Ltd.	9,000	57,478
Orient Overseas International Ltd.	10,500	68,011
Wheelock & Co. Ltd.	19,000	76,873
		227,237
IRELAND — 0.1%
Experian plc	770	9,807
ITALY — 1.7%
Enel SpA	7,663	50,053
ENI SpA	2,713	64,316
Mediaset SpA	4,069	19,131
		133,500

11

Shares	Value
JAPAN — 20.1%
Aisin Seiki Co. Ltd.	1,000	$38,722
Asahi Glass Co. Ltd.	2,000	23,353
Canon, Inc.	600	28,612
Capcom Co. Ltd.	3,600	83,284
Central Japan Railway Co.	2	15,720
Daicel Chemical Industries, Ltd.	3,000	19,869
Daiichikosho Co. Ltd.	2,000	32,384
Dainippon Screen Manufacturing Co. Ltd.	7,000	59,659
Dainippon Sumitomo Pharma Co. Ltd.	1,000	9,511
Daito Trust Construction Co. Ltd.	300	25,478
Elpida Memory, Inc.(1)	600	7,064
Fuji Heavy Industries Ltd.	7,000	54,390
Hitachi Ltd.	5,000	29,556
INPEX Corp.	9	66,445
ITOCHU Corp.	5,400	56,172
Kao Corp.	2,000	52,562
KDDI Corp.	14	100,731
K’s Holdings Corp.	800	34,701
Kuraray Co. Ltd.	3,000	44,033
Marubeni Corp.	4,000	26,585
Mitsubishi Electric Corp.	8,000	92,909
Mitsui & Co. Ltd.	900	15,564
Nippon Electric Glass Co. Ltd.	2,000	25,621
Nippon Meat Packers, Inc.	1,000	14,338
Nippon Telegraph & Telephone Corp.	1,900	92,388
Nitto Denko Corp.	1,400	71,114
NTT Data Corp.	21	69,787
NTT DoCoMo, Inc.	24	42,815
Saizeriya Co. Ltd.	900	17,101
Sega Sammy Holdings, Inc.	4,200	81,348
Seven & I Holdings Co. Ltd.	1,000	26,902
SOFTBANK CORP.	300	11,362
Sumitomo Mitsui Financial Group, Inc.	258	7,940
Takeda Pharmaceutical Co. Ltd.	600	27,751
Teijin Ltd.	13,000	57,364
TS Tech Co. Ltd.	4,500	85,717
Yamaguchi Financial Group, Inc.	1,000	9,338
		1,558,190
NETHERLANDS — 4.9%
ASM International NV	198	7,814
ASML Holding NV	1,166	42,958
Delta Lloyd NV	947	22,490
Heineken Holding NV	974	49,843
ING Groep NV CVA(1)	8,868	109,389
Koninklijke Ahold NV	700	9,406
Royal Dutch Shell plc B Shares	3,076	109,802
Unilever NV CVA	1,001	32,793
		384,495
NEW ZEALAND — 0.3%
Telecom Corp. of New Zealand Ltd.	10,100	20,491
NORWAY — 1.8%
Austevoll Seafood ASA	1,389	8,003
Cermaq ASA(1)	2,722	43,506
Statoil ASA	400	10,128
TGS Nopec Geophysical Co. ASA	2,900	81,334
		142,971
PEOPLE’S REPUBLIC OF CHINA — 1.0%
Dongfeng Motor Group Co. Ltd. H Shares	42,000	80,059
SINGAPORE — 2.8%
Golden Agri-Resources Ltd. Warrants(1)	1,224	159
SembCorp Industries Ltd.	11,000	44,854
SembCorp Marine Ltd.	18,000	77,988
United Overseas Bank Ltd.	6,000	96,399
		219,400
SPAIN — 3.1%
Banco Santander SA	77	888
Corp. Financiera Alba	274	15,477
Endesa SA	2,303	76,685
Gamesa Corp Tecnologica SA(1)	2,210	17,903
Mapfre SA	20,170	74,812
Telefonica SA	2,125	51,965
		237,730
SWEDEN — 3.4%
Billerud AB	6,554	68,648
Boliden AB	384	7,098
Intrum Justitia AB	2,800	41,160
Investor AB B Shares	3,100	71,031
Saab AB B Shares	3,169	72,499
		260,436

12

Shares	Value
SWITZERLAND — 7.4%
ABB Ltd.(1)	485	$12,577
Clariant AG(1)	2,623	50,139
Emmi AG	25	6,359
Lindt & Spruengli AG	3	9,349
Meyer Burger Technology AG(1)	1,669	73,722
Nestle SA	1,334	82,907
Novartis AG	1,444	88,456
Roche Holding AG	331	55,376
Swatch Group AG (The)	768	68,971
Swiss Life Holding AG(1)	285	46,727
Swisscom AG	15	6,874
UBS AG(1)	1,116	20,350
Zurich Financial Services AG(1)	204	51,560
		573,367
UNITED KINGDOM — 18.4%
AstraZeneca plc	2,475	123,581
Aviva plc	11,900	83,789
BHP Billiton plc	1,408	55,187
BP plc	10,395	76,590
British American Tobacco plc	2,122	93,014
BT Group plc	30,111	97,670
Centrica plc	15,842	82,205
Drax Group plc	10,405	84,054
GlaxoSmithKline plc	7,013	150,153
Go-Ahead Group plc	3,408	86,501
HSBC Holdings plc	12,456	123,570
Imperial Tobacco Group plc	712	23,673
Investec plc	3,027	24,511
Next plc	1,050	39,214
Old Mutual plc	6,043	12,939
Reckitt Benckiser Group plc	260	14,355
Rio Tinto plc	1,017	73,437
Standard Chartered plc	2,958	77,729
Tate & Lyle plc	8,018	79,274
Unilever plc	302	9,746
Vodafone Group plc	6,721	17,862
		1,429,054
TOTAL COMMON STOCKS & WARRANTS(Cost $6,961,137)		7,727,209

Value
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $11,243), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $10,989)	$10,989
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $9,343), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $9,157)	9,157
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $11,210), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $10,988)	10,988
TOTAL TEMPORARY CASH INVESTMENTS(Cost $31,134)	31,134
TOTAL INVESTMENT SECURITIES — 99.9%(Cost $6,992,271)	7,758,343
OTHER ASSETS AND LIABILITIES — 0.1%	9,974
TOTAL NET ASSETS — 100.0%	$7,768,317

Market Sector Diversification
(as a % of net assets)
Financials	23.0%
Industrials	13.4%
Consumer Discretionary	11.5%
Materials	10.2%
Consumer Staples	8.9%
Health Care	8.8%
Energy	7.5%
Telecommunication Services	6.5%
Information Technology	5.8%
Utilities	3.9%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen

(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $6,992,271)	$7,758,343
Cash	9,412
Foreign currency holdings, at value (cost of $9,805)	9,852
Receivable for capital shares sold	4,642
Dividends and interest receivable	24,167
7,806,416

Liabilities
Payable for capital shares redeemed	28,932
Accrued management fees	7,056
Distribution and service fees payable	2,111
38,099

Net Assets	$7,768,317

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,718,607
Undistributed net investment income	125,170
Accumulated net realized loss	(2,842,384)
Net unrealized appreciation	766,924
$7,768,317

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,754,890	340,792	$8.08
Institutional Class, $0.01 Par Value	$1,115,642	137,766	$8.10
A Class, $0.01 Par Value	$1,018,620	126,178	$8.07*
B Class, $0.01 Par Value	$935,617	116,418	$8.04
C Class, $0.01 Par Value	$955,836	118,958	$8.04
R Class, $0.01 Par Value	$987,712	122,539	$8.06
*Maximum offering price $8.56 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,345)	$241,831
Interest	40
241,871
Expenses:
Management fees	73,722
Distribution and service fees:
A Class	2,218
B Class	8,517
C Class	8,177
R Class	4,387
Directors’ fees and expenses	273
Other expenses	767
98,061

Net investment income (loss)	143,810

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	385,435
Foreign currency transactions	123,989
509,424

Change in net unrealized appreciation (depreciation) on:
Investments	570,670
Translation of assets and liabilities in foreign currencies	665,478
1,236,148

Net realized and unrealized gain (loss)	1,745,572

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,889,382

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$143,810	$72,647
Net realized gain (loss)	509,424	59,210
Change in net unrealized appreciation (depreciation)	1,236,148	271,282
Net increase (decrease) in net assets resulting from operations	1,889,382	403,139

Distributions to Shareholders
From net investment income:
Investor Class	(33,781)	(48,536)
Institutional Class	(17,082)	(23,300)
A Class	(13,012)	(20,255)
B Class	(5,748)	(7,830)
C Class	(5,426)	(9,392)
R Class	(10,040)	(11,766)
Decrease in net assets from distributions	(85,089)	(121,079)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,100,849	(936,519)

Redemption Fees
Increase in net assets from redemption fees	368	2,962

Net increase (decrease) in net assets	2,905,510	(651,497)

Net Assets
Beginning of period	4,862,807	5,514,304
End of period	$7,768,317	$4,862,807

Undistributed net investment income	$125,170	$64,736

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Repurchase agreements are valued at cost. The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

17

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 1.16% for the Investor Class, A Class, B Class, C Class and R Class and 0.96% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended June 30, 2011.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 44% of the outstanding shares of the fund.

The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIS and JPMCB terminated on July 31, 2011.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $6,111,191 and $4,932,643, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	188,693	$1,437,705	161,834	$1,093,808
Issued in reinvestment of distributions	4,553	33,738	7,065	48,325
Redeemed	(102,834)	(772,539)	(212,201)	(1,452,000)
	90,412	698,904	(43,302)	(309,867)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	51,117	384,243	22,965	161,078
Issued in reinvestment of distributions	2,305	17,082	3,407	23,300
Redeemed	(25,245)	(192,070)	(65,095)	(447,738)
	28,177	209,255	(38,723)	(263,360)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	25,487	190,990	26,832	176,278
Issued in reinvestment of distributions	1,651	12,233	2,788	19,071
Redeemed	(23,823)	(174,529)	(62,627)	(429,133)
	3,315	28,694	(33,007)	(233,784)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	1,180	8,641	902	6,156
Issued in reinvestment of distributions	777	5,748	1,147	7,830
Redeemed	(8)	(58)	(483)	(3,080)
	1,949	14,331	1,566	10,906
C Class/Shares Authorized	10,000,000		10,000,000
Sold	19,079	147,616	15,128	101,359
Issued in reinvestment of distributions	708	5,236	1,336	9,129
Redeemed	(7,446)	(59,124)	(38,595)	(265,916)
	12,341	93,728	(22,131)	(155,428)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	10,541	76,313	500	3,301
Issued in reinvestment of distributions	1,357	10,040	1,720	11,766
Redeemed	(4,243)	(30,416)	(8)	(53)
	7,655	55,937	2,212	15,014
Net increase (decrease)	143,849	$1,100,849	(133,385)	$(936,519)

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$85,089	$121,079
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,046,583
Gross tax appreciation of investments	$970,966
Gross tax depreciation of investments	(259,206)
Net tax appreciation (depreciation) of investments	$711,760
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$852
Net tax appreciation (depreciation)	$712,612
Undistributed ordinary income	$133,114
Accumulated capital losses	$(2,796,016)

21

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(816,093) and $(1,979,923) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

22

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.95	$5.80	$9.72	$11.88	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.10	0.20	0.28	0.15
Net Realized and Unrealized Gain (Loss)	2.05	0.19	(3.87)	(1.69)	1.73
Total From Investment Operations	2.25	0.29	(3.67)	(1.41)	1.88
Distributions
From Net Investment Income	(0.12)	(0.14)	(0.25)	(0.21)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.12)	(0.14)	(0.25)	(0.75)	—
Net Asset Value, End of Period	$8.08	$5.95	$5.80	$9.72	$11.88

Total Return(3)	38.09%	4.68%	(37.81)%	(12.30)%	18.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.18%	1.18%	1.17%	1.16%	1.18	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.53%	1.55%	3.09%	2.50%	2.30	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$2,755	$1,490	$1,704	$2,583	$1,493

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

23

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.96	$5.81	$9.73	$11.90	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.21	0.11	0.20	0.29	0.16
Net Realized and Unrealized Gain (Loss)	2.07	0.19	(3.86)	(1.69)	1.74
Total From Investment Operations	2.28	0.30	(3.66)	(1.40)	1.90
Distributions
From Net Investment Income	(0.14)	(0.15)	(0.26)	(0.23)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.14)	(0.15)	(0.26)	(0.77)	—
Net Asset Value, End of Period	$8.10	$5.96	$5.81	$9.73	$11.90

Total Return(3)	38.47%	4.88%	(37.65)%	(12.19)%	19.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.98%	0.98%	0.97%	0.96%	0.98	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.73%	1.75%	3.29%	2.70%	2.50	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$1,116	$653	$862	$1,374	$1,208

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

24

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.94	$5.79	$9.71	$11.87	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.09	0.17	0.24	0.13
Net Realized and Unrealized Gain (Loss)	2.08	0.18	(3.86)	(1.68)	1.74
Total From Investment Operations	2.24	0.27	(3.69)	(1.44)	1.87
Distributions
From Net Investment Income	(0.11)	(0.12)	(0.23)	(0.18)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.11)	(0.12)	(0.23)	(0.72)	—
Net Asset Value, End of Period	$8.07	$5.94	$5.79	$9.71	$11.87

Total Return(3)	37.80%	4.42%	(38.00)%	(12.53)%	18.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.43%	1.43%	1.42%	1.41%	1.43	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.28%	1.30%	2.84%	2.25%	2.05	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$1,019	$730	$903	$1,485	$1,226

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

25

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$5.77	$9.66	$11.81	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.04	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	2.06	0.18	(3.83)	(1.66)	1.73
Total From Investment Operations	2.17	0.22	(3.70)	(1.51)	1.81
Distributions
From Net Investment Income	(0.05)	(0.07)	(0.19)	(0.10)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.05)	(0.07)	(0.19)	(0.64)	—
Net Asset Value, End of Period	$8.04	$5.92	$5.77	$9.66	$11.81

Total Return(3)	36.72%	3.64%	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.18%	2.18%	2.17%	2.16%	2.18	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.53%	0.55%	2.09%	1.50%	1.30	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$936	$677	$651	$1,128	$1,208

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

26

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$5.77	$9.66	$11.82	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.04	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	2.06	0.18	(3.83)	(1.67)	1.74
Total From Investment Operations	2.17	0.22	(3.70)	(1.52)	1.82
Distributions
From Net Investment Income	(0.05)	(0.07)	(0.19)	(0.10)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.05)	(0.07)	(0.19)	(0.64)	—
Net Asset Value, End of Period	$8.04	$5.92	$5.77	$9.66	$11.82

Total Return(3)	36.72%	3.64%	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.18%	2.18%	2.17%	2.16%	2.18	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.53%	0.55%	2.09%	1.50%	1.30	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$956	$631	$742	$1,156	$1,231

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

27

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.93	$5.78	$9.69	$11.85	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.08	0.16	0.20	0.11
Net Realized and Unrealized Gain (Loss)	2.07	0.17	(3.85)	(1.67)	1.74
Total From Investment Operations	2.22	0.25	(3.69)	(1.47)	1.85
Distributions
From Net Investment Income	(0.09)	(0.10)	(0.22)	(0.15)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.09)	(0.10)	(0.22)	(0.69)	—
Net Asset Value, End of Period	$8.06	$5.93	$5.78	$9.69	$11.85

Total Return(3)	37.52%	4.16%	(38.13)%	(12.78)%	18.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.68%	1.68%	1.67%	1.66%	1.68	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.03%	1.05%	2.59%	2.00%	1.80	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$988	$682	$652	$1,051	$1,203

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

29

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each

33

Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services,

34

the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are

35

difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund

36

portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For the fiscal year ended June 30, 2011, the fund intends to pass through to shareholders $18,345, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2011, the fund earned $259,938 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2011 are $0.2700 and $0.0191, respectively.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72452   1108

ANNUAL REPORT             JUNE 30, 2011

NT Equity Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Approval of Management Agreement	26
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	Since Inception	Inception Date
Institutional Class	ACLEX	31.45%	2.34%	2.04%	5/12/06
S&P 500 Index	—	30.69%	2.94%	2.29%(2)	—

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.
(2)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

NT Equity Growth returned 31.45% for the fiscal year ended June 30, 2011, compared with the 30.69% return of its benchmark, the S&P 500 Index.

NT Equity Growth posted a strong absolute return for the 12 months, reflecting a robust stock market rally during the period (see page 3 for details). The fund also outperformed the S&P 500 thanks to individual stock selection, a critical component of our investment process.

Energy and Consumer Discretionary Boosted Absolute Results

On an absolute basis, NT Equity Growth’s holdings in the energy and consumer discretionary sectors were the best performers. The fund’s energy stocks returned more than 50% as a group for the 12-month period, and three of the top six performance contributors came from this sector—oil and gas producers Exxon Mobil, Chevron, and ConocoPhillips. In the consumer discretionary sector, the leading performers included auto parts maker TRW Automotive and off-road vehicle manufacturer Polaris Industries, each of which gained more than 100% for the 12 months.

The fund’s health care holdings also performed well during the reporting period. The best contributors in this sector included biotechnology firm Biogen Idec and health care provider UnitedHealth Group.

The only sector within the portfolio to post a single-digit gain for the 12-month period was utilities. The most significant detractors included independent power producer Constellation Energy and electric utility Entergy. The fund’s holdings in the financials sector also lagged, producing the three biggest negative contributors to absolute performance—financial services providers Bank of America and Citigroup, and capital markets firm Morgan Stanley.

Health Care Outperformed

Looking at relative performance, NT Equity Growth’s holdings in the health care sector contributed the most to the fund’s outperformance of the S&P 500 for the fiscal year. The fund’s health care holdings returned more than 40% as a group, while their counterparts in the index returned just over 28%.

The bulk of the outperformance resulted from stock selection among biotechnology firms and health care providers. Leading contributors included biotech company Biogen Idec, which saw earnings expectations rise thanks to robust sales of its multiple sclerosis medications, and drug maker Endo Pharmaceuticals, which benefited from favorable acquisitions. Health care providers Humana and UnitedHealth Group rallied as subscriber growth increased and costs declined.

Financials and Consumer Discretionary Also Added Value

Stock selection in the financials and consumer discretionary sectors also contributed favorably to relative results. When it comes to stock selection, underweighting stocks that don’t perform well is just as important as overweighting stocks that do perform well, and this was a key factor in the outperformance of the fund’s financials holdings. Compared with the index, the fund held

5

an underweight position in insurance giant Berkshire Hathaway, which fell modestly during the 12 months as the company’s chief investment officer resigned abruptly.

In the consumer discretionary sector, the top absolute performance contributors were also the top relative contributors—TRW Automotive and Polaris Industries. TRW continued to benefit from a recovery in the auto industry, while Polaris enjoyed rising demand for its off-road vehicles and motorcycles.

The most important individual investment decision versus the index for the reporting period was an underweight position in network products maker Cisco Systems, which tumbled by more than 25% as the company lowered its growth projections for the coming year amid growing competition in its core markets.

Utilities and Industrials Detracted

NT Equity Growth’s holdings in the utilities and information technology sectors underperformed their counterparts in the S&P 500 for the 12-month period. An overweight position in independent power producers contributed the bulk of the underperformance in the utilities sector. The most notable detractors included energy producers Constellation Energy and NRG Energy, both of which repeatedly failed to meet earnings expectations, leading us to exit the stocks.

Stock choices among computer hardware makers and semiconductor manufacturers were responsible for virtually all of the underperformance in the information technology sector. Printer maker Lexmark International was the fund’s most significant individual detractor; the company reported lower-than-expected earnings as increased competition led to weaker sales and declining prices. Another poor performer was IT services provider Computer Sciences, which tumbled late in the period as a decline in government spending led to an earnings disappointment.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in the equity market. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on the market. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

6

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.8%
International Business Machines Corp.	2.5%
Chevron Corp.	2.5%
Johnson & Johnson	2.5%
Microsoft Corp.	2.3%
General Electric Co.	2.0%
Apple, Inc.	2.0%
AT&T, Inc.	1.9%
Wells Fargo & Co.	1.8%
Intel Corp.	1.8%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	11.6%
Pharmaceuticals	6.3%
IT Services	4.9%
Insurance	4.8%
Software	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$1,076.40	$2.47	0.48%
Hypothetical
Institutional Class	$1,000	$1,022.41	$2.41	0.48%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks — 99.5%
AEROSPACE & DEFENSE — 3.0%
General Dynamics Corp.	66,470	$ 4,953,344
Northrop Grumman Corp.	63,003	4,369,258
United Technologies Corp.	81,215	7,188,340
		16,510,942
AIR FREIGHT & LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	110,912	8,088,812
AUTO COMPONENTS — 1.2%
Magna International, Inc.	43,617	2,357,063
TRW Automotive Holdings Corp.(1)	68,789	4,060,614
		6,417,677
AUTOMOBILES — 0.3%
Ford Motor Co.(1)	132,095	1,821,590
BEVERAGES — 2.8%
Coca-Cola Co. (The)	56,618	3,809,825
Coca-Cola Enterprises, Inc.	102,083	2,978,782
Constellation Brands, Inc., Class A(1)	107,135	2,230,551
Dr Pepper Snapple Group, Inc.	115,466	4,841,489
PepsiCo, Inc.	22,894	1,612,425
		15,473,072
BIOTECHNOLOGY — 2.3%
Amgen, Inc.(1)	60,828	3,549,314
Biogen Idec, Inc.(1)	56,843	6,077,653
Cephalon, Inc.(1)	32,543	2,600,186
Cubist Pharmaceuticals, Inc.(1)	13,494	485,649
		12,712,802
CAPITAL MARKETS — 1.6%
Ameriprise Financial, Inc.	44,024	2,539,304
Bank of New York Mellon Corp. (The)	73,625	1,886,273
Legg Mason, Inc.	131,492	4,307,678
		8,733,255
CHEMICALS — 1.6%
Eastman Chemical Co.	27,762	2,833,667
PPG Industries, Inc.	53,064	4,817,681
W.R. Grace & Co.(1)	26,723	1,219,370
		8,870,718
COMMERCIAL BANKS — 2.9%
Commerce Bancshares, Inc.	28,850	1,240,550
M&T Bank Corp.	7,848	690,232
PNC Financial Services Group, Inc.	35,582	2,121,043
U.S. Bancorp.	76,268	1,945,597
Wells Fargo & Co.	356,290	9,997,497
		15,994,919
COMMUNICATIONS EQUIPMENT — 0.6%
Brocade Communications Systems, Inc.(1)	47,850	309,111
Cisco Systems, Inc.	52,568	820,587
Motorola Solutions, Inc.(1)	45,024	2,072,905
Research In Motion Ltd.(1)	9,385	270,757
		3,473,360
COMPUTERS & PERIPHERALS — 3.5%
Apple, Inc.(1)	32,239	10,821,665
Dell, Inc.(1)	350,709	5,846,319
NetApp, Inc.(1)	35,956	1,897,758
SanDisk Corp.(1)	18,450	765,675
		19,331,417
CONSTRUCTION & ENGINEERING — 1.4%
Fluor Corp.	62,436	4,037,112
KBR, Inc.	86,535	3,261,504
URS Corp.(1)	4,849	216,944
		7,515,560
CONSUMER FINANCE — 1.6%
American Express Co.	84,309	4,358,775
Capital One Financial Corp.	39,564	2,044,272
Cash America International, Inc.	45,207	2,616,129
		9,019,176
DIVERSIFIED CONSUMER SERVICES — 1.2%
Career Education Corp.(1)	1,713	36,230
H&R Block, Inc.	70,918	1,137,525
ITT Educational Services, Inc.(1)	49,060	3,838,454
Weight Watchers International, Inc.	21,083	1,591,134
		6,603,343
DIVERSIFIED FINANCIAL SERVICES — 2.3%
Bank of America Corp.	121,527	1,331,936
Citigroup, Inc.	73,504	3,060,706
JPMorgan Chase & Co.	90,680	3,712,439
McGraw-Hill Cos., Inc. (The)	113,237	4,745,763
		12,850,844

10

Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.6%
AT&T, Inc.	335,631	$ 10,542,170
Verizon Communications, Inc.	251,610	9,367,440
		19,909,610
ELECTRIC UTILITIES — 0.9%
Entergy Corp.	61,221	4,180,170
FirstEnergy Corp.	16,649	735,053
		4,915,223
ELECTRICAL EQUIPMENT — 0.2%
Emerson Electric Co.	20,044	1,127,475
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Anixter International, Inc.	206	13,460
Vishay Intertechnology, Inc.(1)	235,570	3,542,973
		3,556,433
ENERGY EQUIPMENT & SERVICES — 1.8%
Core Laboratories NV	24,234	2,703,060
Diamond Offshore Drilling, Inc.	17,809	1,253,932
Halliburton Co.	5,590	285,090
Schlumberger Ltd.	18,827	1,626,653
SEACOR Holdings, Inc.	37,783	3,776,789
Transocean Ltd.	1,481	95,613
		9,741,137
FOOD & STAPLES RETAILING — 1.3%
Walgreen Co.	129,350	5,492,201
Wal-Mart Stores, Inc.	25,584	1,359,534
		6,851,735
FOOD PRODUCTS — 2.3%
H.J. Heinz Co.	67,416	3,591,924
Hershey Co. (The)	76,270	4,335,950
Smithfield Foods, Inc.(1)	52,423	1,146,491
Tyson Foods, Inc., Class A	183,763	3,568,677
		12,643,042
GAS UTILITIES — 0.1%
WGL Holdings, Inc.	16,088	619,227
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Baxter International, Inc.	9,348	557,982
Hill-Rom Holdings, Inc.	5,893	271,314
Kinetic Concepts, Inc.(1)	16,597	956,485
Zimmer Holdings, Inc.(1)	70,067	4,428,234
		6,214,015
HEALTH CARE PROVIDERS & SERVICES — 2.9%
AMERIGROUP Corp.(1)	9,911	698,428
Humana, Inc.	52,656	4,240,914
Magellan Health Services, Inc.(1)	19,760	1,081,662
UnitedHealth Group, Inc.	133,603	6,891,243
WellCare Health Plans, Inc.(1)	60,360	3,103,108
		16,015,355
HOTELS, RESTAURANTS & LEISURE — 0.4%
Brinker International, Inc.	26,874	657,338
McDonald’s Corp.	18,653	1,572,821
Starbucks Corp.	4,227	166,924
		2,397,083
HOUSEHOLD PRODUCTS — 1.0%
Colgate-Palmolive Co.	9,286	811,689
Procter & Gamble Co. (The)	77,499	4,926,612
		5,738,301
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
AES Corp. (The)(1)	145,148	1,849,186
INDUSTRIAL CONGLOMERATES — 2.8%
3M Co.	45,615	4,326,583
General Electric Co.	578,308	10,906,889
		15,233,472
INSURANCE — 4.8%
ACE Ltd.	46,856	3,084,062
Allied World Assurance Co. Holdings Ltd.	39,629	2,281,838
American Financial Group, Inc.	72,969	2,604,264
Berkshire Hathaway, Inc., Class B(1)	35,591	2,754,388
Chubb Corp. (The)	17,720	1,109,449
Principal Financial Group, Inc.	131,198	3,991,043
Prudential Financial, Inc.	98,191	6,243,966
Travelers Cos., Inc. (The)	71,210	4,157,240
		26,226,250
INTERNET & CATALOG RETAIL — 0.2%
Expedia, Inc.	13,848	401,454
priceline.com, Inc.(1)	1,785	913,795
		1,315,249
INTERNET SOFTWARE & SERVICES — 1.0%
AOL, Inc.(1)	30,453	604,797
Google, Inc., Class A(1)	9,814	4,969,613
		5,574,410

11

Shares	Value
IT SERVICES — 4.9%
Accenture plc, Class A	70,745	$ 4,274,413
Alliance Data Systems Corp.(1)	26,078	2,453,158
Global Payments, Inc.	28,418	1,449,318
International Business Machines Corp.	80,497	13,809,260
Visa, Inc., Class A	60,355	5,085,512
		27,071,661
LEISURE EQUIPMENT & PRODUCTS — 0.7%
Polaris Industries, Inc.	31,933	3,549,992
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Agilent Technologies, Inc.(1)	9,289	474,761
MACHINERY — 2.0%
Caterpillar, Inc.	40,901	4,354,321
Dover Corp.	48,797	3,308,437
Eaton Corp.	16,835	866,161
Parker-Hannifin Corp.	15,987	1,434,673
Sauer-Danfoss, Inc.(1)	24,965	1,257,986
		11,221,578
MEDIA — 3.9%
Comcast Corp., Class A	274,482	6,955,374
DirecTV, Class A(1)	67,472	3,428,927
DISH Network Corp., Class A(1)	92,722	2,843,784
Interpublic Group of Cos., Inc. (The)	185,984	2,324,800
Time Warner, Inc.	158,036	5,747,769
		21,300,654
METALS & MINING — 2.2%
Freeport-McMoRan Copper & Gold, Inc.	116,920	6,185,068
Newmont Mining Corp.	83,109	4,485,393
Walter Energy, Inc.	11,833	1,370,261
		12,040,722
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	36,063	1,880,325
Kohl’s Corp.	15,321	766,203
		2,646,528
MULTI-UTILITIES — 1.4%
Ameren Corp.	89,970	2,594,735
Consolidated Edison, Inc.	9,621	512,222
DTE Energy Co.	10,872	543,817
Integrys Energy Group, Inc.	78,569	4,073,017
		7,723,791
OIL, GAS & CONSUMABLE FUELS — 11.6%
Chevron Corp.	134,105	13,791,358
ConocoPhillips	118,458	8,906,857
Exxon Mobil Corp.	255,043	20,755,399
Marathon Oil Corp.	103,025	5,427,357
Murphy Oil Corp.	29,741	1,952,794
Occidental Petroleum Corp.	71,295	7,417,532
Valero Energy Corp.	171,984	4,397,631
W&T Offshore, Inc.	47,448	1,239,342
		63,888,270
PAPER & FOREST PRODUCTS — 0.7%
Domtar Corp.	42,815	4,055,437
PERSONAL PRODUCTS — 1.1%
Estee Lauder Cos., Inc. (The), Class A	13,564	1,426,797
Herbalife Ltd.	76,201	4,392,226
Nu Skin Enterprises, Inc., Class A	6,148	230,857
		6,049,880
PHARMACEUTICALS — 6.3%
Abbott Laboratories	105,508	5,551,831
Bristol-Myers Squibb Co.	72,299	2,093,779
Eli Lilly & Co.	174,681	6,555,778
Johnson & Johnson	203,338	13,526,044
Merck & Co., Inc.	38,485	1,358,135
Pfizer, Inc.	276,553	5,696,992
		34,782,559
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
Rayonier, Inc.	57,119	3,732,727
Simon Property Group, Inc.	4,756	552,790
		4,285,517
ROAD & RAIL — 0.3%
CSX Corp.	63,588	1,667,277
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.1%
Altera Corp.	18,923	877,081
Applied Materials, Inc.	57,032	741,986
Intel Corp.	442,266	9,800,615
LSI Corp.(1)	79,926	569,073
Micron Technology, Inc.(1)	151,382	1,132,337
Teradyne, Inc.(1)	250,227	3,703,360
		16,824,452
SOFTWARE — 4.5%
Cadence Design Systems, Inc.(1)	195,265	2,061,998
Electronic Arts, Inc.(1)	27,392	646,451
Intuit, Inc.(1)	37,114	1,924,732
Microsoft Corp.	494,014	12,844,364
Oracle Corp.	120,281	3,958,448
Symantec Corp.(1)	165,841	3,270,385
		24,706,378

12

Shares	Value
SPECIALTY RETAIL — 1.4%
AutoZone, Inc.(1)	13,588	$ 4,006,422
Bed Bath & Beyond, Inc.(1)	50,275	2,934,551
Williams-Sonoma, Inc.	17,369	633,795
		7,574,768
TEXTILES, APPAREL & LUXURY GOODS — 0.8%
VF Corp.	38,565	4,186,616
TOTAL COMMON STOCKS(Cost $470,993,630)		547,395,531
Temporary Cash Investments — 0.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	785,082	785,082
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $937,798), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $916,565)		916,565
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $779,315), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $763,804)		763,804
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $934,996), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $916,565)		916,565
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,382,016)		3,382,016
TOTAL INVESTMENT SECURITIES — 100.1%(Cost $474,375,646)		550,777,547
OTHER ASSETS AND LIABILITIES — (0.1)%		(575,922)
TOTAL NET ASSETS — 100.0%		$550,201,625

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $474,375,646)	$550,777,547
Receivable for capital shares sold	6,328
Dividends and interest receivable	416,068
551,199,943

Liabilities
Payable for capital shares redeemed	790,476
Accrued management fees	207,842
998,318

Net Assets	$550,201,625

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	53,598,742

Net Asset Value Per Share	$10.27

Net Assets Consist of:
Capital (par value and paid-in surplus)	$462,843,759
Undistributed net investment income	357,034
Undistributed net realized gain	10,598,931
Net unrealized appreciation	76,401,901
$550,201,625

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,334)	$8,742,195
Interest	4,561
8,746,756
Expenses:
Management fees	2,157,298
Directors’ fees and expenses	18,965
Other expenses	749
2,177,012

Net investment income (loss)	6,569,744

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	31,510,125
Futures contract transactions	89,830
31,599,955

Change in net unrealized appreciation (depreciation) on investments	76,809,765

Net realized and unrealized gain (loss)	108,409,720

Net Increase (Decrease) in Net Assets Resulting from Operations	$114,979,464

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$6,569,744	$3,625,736
Net realized gain (loss)	31,599,955	22,202,812
Change in net unrealized appreciation (depreciation)	76,809,765	(4,601,954)
Net increase (decrease) in net assets resulting from operations	114,979,464	21,226,594

Distributions to Shareholders
From net investment income	(6,254,173)	(3,438,550)

Capital Share Transactions
Proceeds from shares sold	130,602,354	123,776,451
Proceeds from reinvestment of distributions	6,254,173	787,044
Payments for shares redeemed	(16,338,638)	(12,439,437)
Net increase (decrease) in net assets from capital share transactions	120,517,889	112,124,058

Net increase (decrease) in net assets	229,243,180	129,912,102

Net Assets
Beginning of period	320,958,445	191,046,343
End of period	$550,201,625	$320,958,445

Undistributed net investment income	$357,034	$121,481

Transactions in Shares of the Fund
Sold	14,195,659	14,919,441
Issued in reinvestment of distributions	656,770	91,623
Redeemed	(1,802,459)	(1,525,318)
Net increase (decrease) in shares of the fund	13,049,970	13,485,746

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in common stocks. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2011 was 0.48%.

18

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $495,693,247 and $373,246,598, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$547,395,531	—	—
Temporary Cash Investments	785,082	$2,596,934	—
Total Value of Investment Securities	$548,180,613	$2,596,934	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change

19

in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $89,830 in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$6,254,173	$3,438,550
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$481,705,431
Gross tax appreciation of investments	$72,121,405
Gross tax depreciation of investments	(3,049,289)
Net tax appreciation (depreciation) of investments	$69,072,116
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$69,072,116
Undistributed ordinary income	$1,002,320
Accumulated long-term gains	$17,283,430

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

20

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.92	$7.06	$9.98	$11.53	$10.87		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.14 (3)	0.11 (3)	0.13 (3)	0.12	0.06		0.07
Net Realized and Unrealized Gain (Loss)	2.34	0.85	(2.89)	(1.47)	0.65		0.87
Total From Investment Operations	2.48	0.96	(2.76)	(1.35)	0.71		0.94
Distributions
From Net Investment Income	(0.13)	(0.10)	(0.16)	(0.09)	(0.05)		(0.07)
From Net Realized Gains	—	—	—	(0.11)	—		—
Total Distributions	(0.13)	(0.10)	(0.16)	(0.20)	(0.05)		(0.07)
Net Asset Value, End of Period	$10.27	$7.92	$7.06	$9.98	$11.53		$10.87

Total Return(4)	31.45%	13.53%	(27.73)%	(11.84)%	6.59%		9.47%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.49%	0.50%	0.47%	0.47	%(5)	0.47	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.46%	1.31%	1.82%	1.20%	1.04	%(5)	1.20	%(5)
Portfolio Turnover Rate	84%	69%	109%	99%	54%		65%
Net Assets, End of Period (in thousands)	$550,202	$320,958	$191,046	$112,417	$91,945		$71,743

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.
(2)	May 12, 2006 (fund inception) through December 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the NT Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund(one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

22

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

27

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

28

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

29

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $6,254,173, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72462   1108

ANNUAL REPORT             JUNE 30, 2011

NT Small Company Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	Since Inception	Inception Date
Institutional Class	ACLOX	36.29%	-0.49%	-1.30%	5/12/06
S&P SmallCap 600 Index	—	37.03%	4.61%	3.52%(2)	—

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.
(2)	Since 4/30/06, the date nearest Institutional Class’s inception for which data are available.

Growth of $10,000 Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

NT Small Company returned 36.29% for the fiscal year ended June 30, 2011, compared with the 37.03% return of its benchmark, the S&P SmallCap 600 Index.

NT Small Company posted a strong absolute return for the 12 months, reflecting a robust stock market rally led by smaller-cap stocks during the period (see page 3 for details). The fund’s return narrowly trailed that of the S&P SmallCap 600 Index for the reporting period.

Energy and Industrials Boosted Absolute Results

On an absolute basis, every sector in the NT Small Company portfolio posted gains of more than 20% for the 12 months. The fund’s energy and industrials stocks generated the best results. In particular, the fund’s energy holdings returned more than 70% as a group for the reporting period, led by the top two performance contributors in the portfolio—energy services and equipment provider Oil States International and oil and gas producer Stone Energy. In the industrials sector, the leading contributors were bearings manufacturer Timken and braking systems maker Hawk.

NT Small Company’s holdings in the health care sector also performed well during the reporting period. The best contributors in this sector included health care provider HealthSpring and medical equipment makers Cooper and Invacare.

The fund’s consumer staples and financials stocks lagged during the 12-month period. The biggest individual detractors were for-profit education firm Corinthian Colleges, wireless wholesaler Brightpoint, and electronic payment provider Global Cash Access Holdings.

Industrials and Financials Outperformed

Looking at relative performance, stock selection was most successful in the industrials and financials sectors of the portfolio compared with the S&P SmallCap 600 Index. Machinery manufacturers and aerospace and defense companies generated the bulk of the outperformance in the industrials sector. The top relative performance contributors were also the top absolute contributors—Timken and Hawk. Timken, which makes bearings for a variety of equipment and vehicles, consistently exceeded earnings expectations as demand picked up along with the economy. Hawk, a manufacturer of brakes, clutches, and transmissions, rallied after being acquired by industrial conglomerate Carlisle.

In the financials sector, stock choices among capital markets firms and an overweight in consumer finance companies added the most value. Top contributors included asset manager Calamos Asset Management and Cash America International, which runs pawn shops and payday lenders. Calamos benefited from the broad rise in the financial markets during the period, while growing demand for pawn services and an increase in online lending activity provided a boost to Cash America.

5

The best relative performance contributor in the portfolio for the 12 months was business software maker TIBCO Software, which rallied thanks to robust sales, higher profit margins, and takeover speculation. Other top contributors included oil and gas producer Stone Energy, which benefited from increased production and higher energy prices, and fabric store chain Jo-Ann Stores, which was acquired by a private equity firm.

Technology and Energy Lagged

The fund’s holdings in the information technology and energy sectors underperformed their counterparts in the S&P SmallCap 600 Index for the reporting period. The underperformance in the information technology sector was driven by stock choices among electronic equipment manufacturers and computer hardware makers. The biggest detractors in this sector were billing outsourcing firm CSG Systems International and touch screen maker Synaptics. CSG, which provides billing services for cable companies, took on a significant increase in debt to fund an acquisition, while Synaptics lost market share in the notebook computer space.

In the energy sector, the underperformance resulted primarily from an underweight position in energy equipment and services companies. The main detractors were missed opportunities—the fund’s limited exposure to oilfield services company Lufkin Industries and avoidance of oil refiner HollyFrontier hurt results as both stocks returned more than 100% for the 12-month period.

Other noteworthy detractors in the portfolio included language software purveyor Rosetta Stone and for-profit education firm Corinthian Colleges. Rosetta Stone lowered its earnings projections as sales in the U.S. declined, while Corinthian Colleges faced an uncertain regulatory environment. An underweight position in biotechnology firm Regeneron Pharmaceuticals also weighed on relative results; the stock rallied sharply as the company’s flagship drug showed strong results in a clinical trial for a new and expanded indication.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in the equity market. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on the market. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

6

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
AMERIGROUP Corp.	1.0%
Signature Bank	0.8%
SEACOR Holdings, Inc.	0.7%
Coinstar, Inc.	0.7%
Cubist Pharmaceuticals, Inc.	0.7%
Magellan Health Services, Inc.	0.7%
CACI International, Inc., Class A	0.7%
Southwest Gas Corp.	0.6%
Veeco Instruments, Inc.	0.6%
Toro Co. (The)	0.6%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	6.6%
Semiconductors & Semiconductor Equipment	5.9%
Health Care Providers & Services	4.8%
Commercial Banks	4.7%
Specialty Retail	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$1,067.50	$3.49	0.68%
Hypothetical
Institutional Class	$1,000	$1,021.42	$3.41	0.68%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks — 98.9%
AEROSPACE & DEFENSE — 2.9%
AAR Corp.	15,228	$ 412,527
AeroVironment, Inc.(1)	16,449	581,472
Astronics Corp.(1)	10,195	314,006
Cubic Corp.	10,981	559,921
Curtiss-Wright Corp.	1,339	43,343
Esterline Technologies Corp.(1)	8,994	687,142
GenCorp, Inc.(1)	70,913	455,262
Moog, Inc., Class A(1)	14,070	612,326
Teledyne Technologies, Inc.(1)	1,880	94,677
		3,760,676
AIR FREIGHT & LOGISTICS — 1.1%
Atlas Air Worldwide Holdings, Inc.(1)	6,397	380,686
Forward Air Corp.	1,636	55,280
Hub Group, Inc., Class A(1)	18,312	689,630
Park-Ohio Holdings Corp.(1)	17,936	379,167
		1,504,763
AIRLINES — 0.3%
Alaska Air Group, Inc.(1)	5,858	401,039
AUTO COMPONENTS — 0.3%
Spartan Motors, Inc.	63,739	344,191
BEVERAGES — 0.3%
Coca-Cola Bottling Co. Consolidated	4,296	290,668
National Beverage Corp.	8,079	118,357
		409,025
BIOTECHNOLOGY — 2.8%
AVEO Pharmaceuticals, Inc.(1)	12,653	260,778
Cubist Pharmaceuticals, Inc.(1)	24,323	875,385
Emergent Biosolutions, Inc.(1)	19,226	433,546
Genomic Health, Inc.(1)	8,621	240,612
Infinity Pharmaceuticals, Inc.(1)	3,390	28,002
Nabi Biopharmaceuticals(1)	42,253	227,321
Neurocrine Biosciences, Inc.(1)	27,661	222,671
PDL BioPharma, Inc.	71,309	418,584
Regeneron Pharmaceuticals, Inc.(1)	6,954	394,362
Rigel Pharmaceuticals, Inc.(1)	17,560	161,025
SciClone Pharmaceuticals, Inc.(1)	48,420	292,457
Targacept, Inc.(1)	3,776	79,560
		3,634,303
BUILDING PRODUCTS — 0.6%
Gibraltar Industries, Inc.(1)	23,892	270,457
Quanex Building Products Corp.	18,058	295,971
Trex Co., Inc.(1)	11,446	280,198
		846,626
CAPITAL MARKETS — 1.5%
Artio Global Investors, Inc.	3,808	43,030
Calamos Asset Management, Inc., Class A	26,961	391,474
Diamond Hill Investment Group, Inc.	1,768	143,721
Gladstone Capital Corp.	13,781	127,336
INTL FCStone, Inc.(1)	2,401	58,128
Investment Technology Group, Inc.(1)	25,001	350,514
optionsXpress Holdings, Inc.	27,798	463,671
Pzena Investment Management, Inc., Class A	29,697	168,679
Virtus Investment Partners, Inc.(1)	3,974	241,222
		1,987,775
CHEMICALS — 2.2%
Ferro Corp.(1)	27,236	366,052
Georgia Gulf Corp.(1)	10,332	249,414
Innophos Holdings, Inc.	8,561	417,777
Innospec, Inc.(1)	10,074	338,587
Minerals Technologies, Inc.	2,412	159,891
OM Group, Inc.(1)	17,130	696,163
PolyOne Corp.	15,805	244,503
Senomyx, Inc.(1)	7,018	36,073
Sensient Technologies Corp.	1,395	51,713
TPC Group, Inc.(1)	8,421	330,272
		2,890,445
COMMERCIAL BANKS — 4.7%
Bank of Hawaii Corp.	1,028	47,823
Bank of the Ozarks, Inc.	2,350	122,341
City Holding Co.	521	17,209
City National Corp.	4,559	247,326
Columbia Banking System, Inc.	10,482	180,500
Community Bank System, Inc.	18,287	453,335
Enterprise Financial Services Corp.	9,689	131,092
F.N.B. Corp.	5,190	53,716
First Financial Bancorp	28,562	476,700
First Financial Bankshares, Inc.	2,112	72,758
First Midwest Bancorp., Inc.	27,581	338,970
Independent Bank Corp.	4,846	127,208

10

Shares	Value
MainSource Financial Group, Inc.	803	$ 6,665
NBT Bancorp., Inc.	17,761	393,051
Old National Bancorp.	4,130	44,604
PacWest Bancorp.	14,833	305,115
Prosperity Bancshares, Inc.	7,161	313,795
Signature Bank(1)	18,126	1,036,807
Sterling Financial Corp.(1)	4,219	67,799
Tompkins Financial Corp.	5,535	217,193
Trustmark Corp.	9,246	216,449
UMB Financial Corp.	13,711	574,217
Umpqua Holdings Corp.	28,238	326,714
United Bankshares, Inc.	9,778	239,365
Westamerica Bancorp.	3,753	184,835
		6,195,587
COMMERCIAL SERVICES & SUPPLIES — 1.4%
APAC Customer Services, Inc.(1)	13,308	70,932
Consolidated Graphics, Inc.(1)	6,636	364,648
G&K Services, Inc., Class A	606	20,519
Knoll, Inc.	15,749	316,082
Team, Inc.(1)	1,115	26,905
Tetra Tech, Inc.(1)	33,943	763,718
TRC Cos., Inc.(1)	3,713	23,206
Unifirst Corp.	2,188	122,944
Viad Corp.	3,792	84,524
		1,793,478
COMMUNICATIONS EQUIPMENT — 1.0%
Arris Group, Inc.(1)	8,659	100,531
Comtech Telecommunications Corp.	20,306	569,380
DG FastChannel, Inc.(1)	12,213	391,427
PC-Tel, Inc.(1)	4,291	27,806
Symmetricom, Inc.(1)	34,768	202,697
		1,291,841
COMPUTERS & PERIPHERALS — 0.7%
QLogic Corp.(1)	19,688	313,433
Rimage Corp.	1,792	24,067
Synaptics, Inc.(1)	24,602	633,255
		970,755
CONSTRUCTION & ENGINEERING — 1.7%
EMCOR Group, Inc.(1)	27,977	820,006
Great Lakes Dredge & Dock Corp.	47,780	266,612
MasTec, Inc.(1)	17,903	353,047
Michael Baker Corp.(1)	1,647	34,785
Primoris Services Corp.	20,422	263,444
Sterling Construction Co., Inc.(1)	16,134	222,165
URS Corp.(1)	7,687	343,916
		2,303,975
CONSUMER FINANCE — 1.9%
Advance America Cash Advance Centers, Inc.	59,527	410,141
Cash America International, Inc.	13,726	794,324
First Cash Financial Services, Inc.(1)	13,985	587,230
QC Holdings, Inc.	2,991	11,964
World Acceptance Corp.(1)	9,707	636,488
		2,440,147
CONTAINERS & PACKAGING — 0.2%
Boise, Inc.	40,858	318,284
DISTRIBUTORS — 0.3%
Core-Mark Holding Co., Inc.(1)	9,828	350,859
Pool Corp.	2,038	60,753
		411,612
DIVERSIFIED CONSUMER SERVICES — 1.9%
Bridgepoint Education, Inc.(1)	13,254	331,350
Coinstar, Inc.(1)	16,186	882,784
CPI Corp.	12,665	166,545
ITT Educational Services, Inc.(1)	4,765	372,814
Lincoln Educational Services Corp.	15,810	271,142
Mac-Gray Corp.	1,432	22,124
Sotheby’s	7,078	307,893
Steiner Leisure, Ltd.(1)	2,243	102,460
		2,457,112
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Asta Funding, Inc.	2,843	23,853
Compass Diversified Holdings	19,972	329,338
GAIN Capital Holdings, Inc.(1)	1,722	11,727
Interactive Brokers Group, Inc., Class A	32,911	515,057
		879,975
DIVERSIFIED TELECOMMUNICATION SERVICES(2)
Vonage Holdings Corp.(1)	3,063	13,508
ELECTRIC UTILITIES — 1.4%
Central Vermont Public Service Corp.	7,791	281,645
DPL, Inc.	12,365	372,928
Hawaiian Electric Industries, Inc.	6,053	145,635
MGE Energy, Inc.	6,358	257,690
UniSource Energy Corp.	20,960	782,437
		1,840,335
ELECTRICAL EQUIPMENT — 0.3%
II-VI, Inc.(1)	908	23,245
Powell Industries, Inc.(1)	6,958	253,967
Ultralife Corp.(1)	18,582	87,149
		364,361

11

Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.9%
Anixter International, Inc.	2,068	$ 135,123
Brightpoint, Inc.(1)	13,735	111,391
Coherent, Inc.(1)	55	3,040
Electro Scientific Industries, Inc.(1)	7,310	141,083
Gerber Scientific, Inc.(1)	12,131	135,018
Insight Enterprises, Inc.(1)	31,438	556,767
Littelfuse, Inc.	8,886	521,786
LoJack Corp.(1)	59,238	258,278
Methode Electronics, Inc.	44,323	514,590
Newport Corp.(1)	28,792	523,151
PC Mall, Inc.(1)	3,199	24,888
Power-One, Inc.(1)	20,814	168,594
Pulse Electronics Corp.	54,296	239,988
Radisys Corp.(1)	23,456	170,994
Vishay Intertechnology, Inc.(1)	21,959	330,263
		3,834,954
ENERGY EQUIPMENT & SERVICES — 2.7%
Complete Production Services, Inc.(1)	1,151	38,397
ENGlobal Corp.(1)	3,648	11,053
Gulf Island Fabrication, Inc.	14,525	468,867
Helix Energy Solutions Group, Inc.(1)	21,020	348,091
ION Geophysical Corp.(1)	66,691	630,897
OYO Geospace Corp.(1)	3,520	352,000
SEACOR Holdings, Inc.	9,661	965,714
Tesco Corp.(1)	2,470	47,943
Tetra Technologies, Inc.(1)	46,002	585,606
TGC Industries, Inc.(1)	10,290	65,753
		3,514,321
FOOD & STAPLES RETAILING — 0.7%
Nash Finch Co.	1,185	42,435
Ruddick Corp.	10,111	440,233
Spartan Stores, Inc.	23,888	466,532
		949,200
FOOD PRODUCTS — 2.4%
B&G Foods, Inc.	36,804	758,899
Cal-Maine Foods, Inc.	11,216	358,463
Dole Food Co., Inc.(1)	8,520	115,190
Flowers Foods, Inc.	19,115	421,284
Fresh Del Monte Produce, Inc.	13,232	352,898
J&J Snack Foods Corp.	7,624	380,056
Omega Protein Corp.(1)	23,903	329,861
Overhill Farms, Inc.(1)	46,983	260,756
TreeHouse Foods, Inc.(1)	3,087	168,581
		3,145,988
GAS UTILITIES — 1.7%
Chesapeake Utilities Corp.	5,205	208,356
Laclede Group, Inc. (The)	17,204	650,827
Piedmont Natural Gas Co., Inc.	498	15,070
South Jersey Industries, Inc.	1,872	101,668
Southwest Gas Corp.	21,777	840,810
WGL Holdings, Inc.	10,440	401,836
		2,218,567
HEALTH CARE EQUIPMENT & SUPPLIES — 2.6%
Align Technology, Inc.(1)	24,837	566,284
Cooper Cos., Inc. (The)	4,764	377,499
Cyberonics, Inc.(1)	2,054	57,409
Cynosure, Inc., Class A(1)	8,094	97,937
Greatbatch, Inc.(1)	21,127	566,626
Haemonetics Corp.(1)	4,670	300,608
Integra LifeSciences Holdings Corp.(1)	7,544	360,679
Invacare Corp.	19,399	643,853
Kensey Nash Corp.(1)	19,862	501,118
		3,472,013
HEALTH CARE PROVIDERS & SERVICES — 4.8%
American Dental Partners, Inc.(1)	5,305	68,753
AMERIGROUP Corp.(1)	18,510	1,304,400
Amsurg Corp.(1)	5,743	150,065
Cross Country Healthcare, Inc.(1)	1,554	11,810
Five Star Quality Care, Inc.(1)	48,633	282,558
HealthSpring, Inc.(1)	2,862	131,967
HMS Holdings Corp.(1)	7,574	582,213
Magellan Health Services, Inc.(1)	15,974	874,417
Molina Healthcare, Inc.(1)	20,155	546,604
Owens & Minor, Inc.	10,286	354,764
PDI, Inc.(1)	10,924	77,451
Providence Service Corp. (The)(1)	21,545	272,544
PSS World Medical, Inc.(1)	26,329	737,475
Team Health Holdings, Inc.(1)	19,848	446,778
WellCare Health Plans, Inc.(1)	8,342	428,862
		6,270,661
HEALTH CARE TECHNOLOGY — 1.2%
Computer Programs & Systems, Inc.	7,913	502,317
HealthStream, Inc.(1)	19,615	260,291
Omnicell, Inc.(1)	3,231	50,371
Quality Systems, Inc.	9,033	788,581
		1,601,560

12

Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.8%
AFC Enterprises, Inc.(1)	19,229	$ 316,317
Ameristar Casinos, Inc.	17,770	421,327
Cracker Barrel Old Country Store, Inc.	10,193	502,617
Isle of Capri Casinos, Inc.(1)	1,307	11,567
Multimedia Games Holding Co., Inc.(1)	45,822	208,490
Papa John’s International, Inc.(1)	4,045	134,537
PF Chang’s China Bistro, Inc.	15,581	626,979
Ruth’s Hospitality Group, Inc.(1)	27,196	152,569
		2,374,403
HOUSEHOLD DURABLES — 0.4%
American Greetings Corp., Class A	5,300	127,412
CSS Industries, Inc.	2,054	42,990
iRobot Corp.(1)	10,811	381,520
		551,922
HOUSEHOLD PRODUCTS — 0.3%
Central Garden and Pet Co., Class A(1)	35,896	364,344
INDUSTRIAL CONGLOMERATES — 0.3%
Seaboard Corp.	152	367,536
INSURANCE — 3.1%
Allied World Assurance Co. Holdings Ltd.	4,695	270,338
American Financial Group, Inc.	8,989	320,817
American Safety Insurance Holdings Ltd.(1)	17,074	326,796
Aspen Insurance Holdings Ltd.	14,318	368,402
FBL Financial Group, Inc., Class A	4,910	157,856
Flagstone Reinsurance Holdings SA	6,495	54,753
Hallmark Financial Services(1)	897	7,059
Horace Mann Educators Corp.	19,042	297,246
Maiden Holdings Ltd.	46,555	423,650
Meadowbrook Insurance Group, Inc.	49,961	495,114
Montpelier Re Holdings Ltd.	19,441	349,938
National Financial Partners Corp.(1)	37,103	428,169
Selective Insurance Group, Inc.	3,629	59,044
State Auto Financial Corp.	5,962	103,918
United Fire & Casualty Co.	9,761	169,549
Universal Insurance Holdings, Inc.	52,688	246,053
		4,078,702
INTERNET & CATALOG RETAIL — 0.3%
Shutterfly, Inc.(1)	7,289	418,534
INTERNET SOFTWARE & SERVICES — 1.6%
Ancestry.com, Inc.(1)	10,951	453,262
Dice Holdings, Inc.(1)	1,015	13,723
IAC/InterActiveCorp(1)	11,224	428,420
Infospace, Inc.(1)	19,383	176,773
j2 Global Communications, Inc.(1)	22,059	622,725
United Online, Inc.	69,323	418,018
		2,112,921
IT SERVICES — 2.9%
Acxiom Corp.(1)	23,721	310,982
CACI International, Inc., Class A(1)	13,837	872,838
Cardtronics, Inc.(1)	25,344	594,317
Convergys Corp.(1)	10,403	141,897
CSG Systems International, Inc.(1)	25,112	464,070
Dynamics Research Corp.(1)	11,460	156,314
MAXIMUS, Inc.	9,441	781,054
TeleTech Holdings, Inc.(1)	24,620	518,990
		3,840,462
LEISURE EQUIPMENT & PRODUCTS — 1.2%
Arctic Cat, Inc.(1)	18,960	254,633
Brunswick Corp.	18,403	375,421
JAKKS Pacific, Inc.(1)	24,003	441,895
Polaris Industries, Inc.	4,132	459,355
		1,531,304
MACHINERY — 4.1%
Alamo Group, Inc.	12,235	289,970
Albany International Corp., Class A	20,598	543,581
Altra Holdings, Inc.(1)	6,440	154,496
Briggs & Stratton Corp.	22,151	439,919
Hardinge, Inc.	2,695	29,402
Hurco Cos., Inc.(1)	8,545	275,234
Kadant, Inc.(1)	3,897	122,794
L.B. Foster Co., Class A	9,089	299,119
Mueller Industries, Inc.	11,506	436,192
NACCO Industries, Inc., Class A	3,538	342,549
Sauer-Danfoss, Inc.(1)	7,454	375,607
Timken Co.	7,082	356,933
Toro Co. (The)	13,833	836,897
Trimas Corp.(1)	6,431	159,167
Twin Disc, Inc.	10,747	415,157
Wabtec Corp.	4,212	276,813
		5,353,830
MEDIA — 0.8%
Arbitron, Inc.	931	38,478
John Wiley & Sons, Inc., Class A	1,007	52,374

13

Shares	Value
Journal Communications, Inc., Class A(1)	13,366	$ 69,102
LodgeNet Interactive Corp.(1)	59,563	180,476
Madison Square Garden Co. (The), Class A(1)	7,573	208,485
Sinclair Broadcast Group, Inc., Class A	34,672	380,699
SuperMedia, Inc.(1)	35,443	132,911
		1,062,525
METALS & MINING — 0.7%
Hecla Mining Co.(1)	42,666	328,102
Noranda Aluminum Holding Corp.(1)	23,685	358,591
Silvercorp Metals, Inc.	21,754	204,052
		890,745
MULTILINE RETAIL — 0.6%
Dillard’s, Inc., Class A	6,893	359,401
Dollar Tree, Inc.(1)	5,867	390,860
		750,261
MULTI-UTILITIES — 0.4%
Avista Corp.	19,000	488,110
OIL, GAS & CONSUMABLE FUELS — 2.2%
Callon Petroleum Co.(1)	42,075	295,366
Cloud Peak Energy, Inc.(1)	17,004	362,185
CVR Energy, Inc.(1)	18,366	452,171
Delek US Holdings, Inc.	22,349	350,879
Panhandle Oil and Gas, Inc., Class A	6,385	188,294
REX American Resources Corp.(1)	20,107	333,776
Stone Energy Corp.(1)	11,771	357,721
Toreador Resources Corp.(1)	30,925	114,732
Vaalco Energy, Inc.(1)	7,307	43,988
W&T Offshore, Inc.	13,966	364,792
		2,863,904
PAPER & FOREST PRODUCTS — 1.9%
Buckeye Technologies, Inc.	23,337	629,632
Clearwater Paper Corp.(1)	7,370	503,224
KapStone Paper and Packaging Corp.(1)	35,124	582,005
Neenah Paper, Inc.	20,938	445,561
P.H. Glatfelter Co.	22,901	352,217
		2,512,639
PERSONAL PRODUCTS — 0.4%
Inter Parfums, Inc.	1,058	24,366
Medifast, Inc.(1)	4,810	114,141
Nature’s Sunshine Products, Inc.(1)	1,470	28,635
USANA Health Sciences, Inc.(1)	11,249	351,869
		519,011
PHARMACEUTICALS — 2.7%
Cornerstone Therapeutics, Inc.(1)	3,311	29,667
Depomed, Inc.(1)	37,850	309,613
Endo Pharmaceuticals Holdings, Inc.(1)	7,683	308,626
Impax Laboratories, Inc.(1)	15,120	329,465
ISTA Pharmaceuticals, Inc.(1)	7,514	57,444
Jazz Pharmaceuticals, Inc.(1)	11,206	373,720
Medicines Co. (The)(1)	20,954	345,951
Medicis Pharmaceutical Corp., Class A	10,700	408,419
Par Pharmaceutical Cos., Inc.(1)	19,233	634,304
ViroPharma, Inc.(1)	39,062	722,647
		3,519,856
PROFESSIONAL SERVICES — 1.7%
Barrett Business Services, Inc.	1,210	17,327
Corporate Executive Board Co. (The)	8,136	355,136
Exponent, Inc.(1)	7,513	326,891
GP Strategies Corp.(1)	24,188	330,408
ICF International, Inc.(1)	12,961	328,950
Insperity, Inc.	18,681	553,144
Mistras Group, Inc.(1)	19,108	309,550
On Assignment, Inc.(1)	3,901	38,347
		2,259,753
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.6%
Agree Realty Corp.	1,807	40,350
Ashford Hospitality Trust, Inc.	13,674	170,241
BioMed Realty Trust, Inc.	849	16,335
CBL & Associates Properties, Inc.	8,926	161,828
Colonial Properties Trust	23,606	481,562
Entertainment Properties Trust	4,020	187,734
Equity LifeStyle Properties, Inc.	5,056	315,697
Extra Space Storage, Inc.	17,920	382,234
Home Properties, Inc.	13,678	832,717
Kilroy Realty Corp.	7,016	277,062
Lexington Realty Trust	74,259	677,985
LTC Properties, Inc.	5,891	163,888
Medical Properties Trust, Inc.	36,932	424,718
Mid-America Apartment Communities, Inc.	11,392	768,618
Mission West Properties, Inc.	30,086	264,155
National Retail Properties, Inc.	23,016	564,122
Post Properties, Inc.	13,915	567,175
Potlatch Corp.	10,046	354,323
PS Business Parks, Inc.	12,370	681,587
Sovran Self Storage, Inc.	9,179	376,339
Tanger Factory Outlet Centers	29,612	792,713

14

Shares	Value
Universal Health Realty Income Trust	4,434	$ 177,271
U-Store-It Trust	4,814	50,643
		8,729,297
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
FirstService Corp.(1)	7,682	265,336
ROAD & RAIL — 0.6%
AMERCO, Inc.(1)	3,559	342,198
Heartland Express, Inc.	7,115	117,824
Quality Distribution, Inc.(1)	5,240	68,225
RailAmerica, Inc.(1)	20,059	300,885
		829,132
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.9%
ASM International NV New York Shares	8,333	329,570
Cabot Microelectronics Corp.(1)	7,767	360,932
Cypress Semiconductor Corp.(1)	15,541	328,537
Entegris, Inc.(1)	45,217	457,596
FEI Co.(1)	21,674	827,730
Integrated Device Technology, Inc.(1)	31,776	249,759
Kulicke & Soffa Industries, Inc.(1)	46,839	521,786
Lattice Semiconductor Corp.(1)	46,917	305,899
LTX-Credence Corp.(1)	44,862	401,066
Micrel, Inc.	27,426	290,167
MKS Instruments, Inc.	22,545	595,639
OmniVision Technologies, Inc.(1)	10,263	357,255
Photronics, Inc.(1)	41,199	348,956
RF Micro Devices, Inc.(1)	33,268	203,600
Rudolph Technologies, Inc.(1)	17,219	184,416
Standard Microsystems Corp.(1)	18,567	501,123
Teradyne, Inc.(1)	9,931	146,979
Tessera Technologies, Inc.(1)	27,225	466,637
Veeco Instruments, Inc.(1)	17,319	838,413
		7,716,060
SOFTWARE — 3.6%
ACI Worldwide, Inc.(1)	11,636	392,948
Blackbaud, Inc.	3,837	106,362
BroadSoft, Inc.(1)	7,833	298,672
Cadence Design Systems, Inc.(1)	12,539	132,412
Magma Design Automation, Inc.(1)	39,857	318,457
Manhattan Associates, Inc.(1)	15,254	525,348
Monotype Imaging Holdings, Inc.(1)	7,914	111,825
NetScout Systems, Inc.(1)	14,355	299,876
Opnet Technologies, Inc.	5,699	233,317
Progress Software Corp.(1)	30,855	744,531
QAD, Inc., Class A(1)	4,004	40,921
QAD, Inc., Class B(1)	1,562	14,527
Radiant Systems, Inc.(1)	5,268	110,101
Renaissance Learning, Inc.	4,904	61,496
TeleNav, Inc.(1)	21,592	382,826
TIBCO Software, Inc.(1)	6,467	187,672
Websense, Inc.(1)	28,614	743,106
		4,704,397
SPECIALTY RETAIL — 4.4%
Books-A-Million, Inc.	1,636	5,677
Cato Corp. (The), Class A	16,887	486,346
Children’s Place Retail Stores, Inc. (The)(1)	12,843	571,385
Destination Maternity Corp.	11,031	220,399
Express, Inc.	16,785	365,913
Finish Line, Inc. (The), Class A	30,002	642,043
GameStop Corp., Class A(1)	15,127	403,437
Genesco, Inc.(1)	14,799	771,028
Hibbett Sports, Inc.(1)	15,313	623,392
Monro Muffler Brake, Inc.	2,377	88,638
PEP Boys-Manny Moe & Jack	17,092	186,816
Pier 1 Imports, Inc.(1)	34,969	404,591
Select Comfort Corp.(1)	35,908	645,626
Stage Stores, Inc.	17,098	287,247
Ulta Salon Cosmetics & Fragrance, Inc.(1)	2,142	138,330
		5,840,868
TEXTILES, APPAREL & LUXURY GOODS — 1.4%
Crocs, Inc.(1)	1,135	29,226
Delta Apparel, Inc.(1)	1,118	19,006
Iconix Brand Group, Inc.(1)	33,993	822,631
Oxford Industries, Inc.	3,573	120,624
Perry Ellis International, Inc.(1)	12,766	322,341
Quiksilver, Inc.(1)	51,837	243,634
Warnaco Group, Inc. (The)(1)	6,116	319,561
Wolverine World Wide, Inc.	549	22,921
		1,899,944
THRIFTS & MORTGAGE FINANCE — 0.4%
Brookline Bancorp., Inc.	2,439	22,609
Charter Financial Corp.	1,749	17,315
Provident Financial Services, Inc.	16,465	235,779
TrustCo Bank Corp. NY	63,984	313,522
		589,225

15

Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 1.0%
Applied Industrial Technologies, Inc.	16,336	$ 581,725
Beacon Roofing Supply, Inc.(1)	16,533	377,283
DXP Enterprises, Inc.(1)	13,414	340,045
		1,299,053
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
USA Mobility, Inc.	20,640	314,966
TOTAL COMMON STOCKS(Cost $109,695,991)		130,116,117
Temporary Cash Investments — 1.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	346,444	346,444
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $413,835), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $404,465)		404,465
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $343,899), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $337,054)		337,054
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $412,598), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $404,465)		404,465
TOTAL TEMPORARY CASH INVESTMENTS(Cost $1,492,428)		1,492,428
TOTAL INVESTMENT SECURITIES — 100.0%(Cost $111,188,419)		131,608,545
OTHER ASSETS AND LIABILITIES(2)		(36,336)
TOTAL NET ASSETS — 100.0%		$131,572,209

Notes to Schedule of Investments

(1)	Non-income producing.
(2)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $111,188,419)	$131,608,545
Receivable for investments sold	1,399
Receivable for capital shares sold	1,892
Dividends and interest receivable	94,265
131,706,101

Liabilities
Payable for capital shares redeemed	63,764
Accrued management fees	70,128
133,892

Net Assets	$131,572,209

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	14,348,282

Net Asset Value Per Share	$9.17

Net Assets Consist of:
Capital (par value and paid-in surplus)	$102,267,038
Undistributed net realized gain	8,885,045
Net unrealized appreciation	20,420,126
$131,572,209

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $349)	$1,156,999
Interest	1,093
1,158,092

Expenses:
Management fees	741,328
Directors’ fees and expenses	4,602
Other expenses	788
746,718

Net investment income (loss)	411,374

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,534,851
Futures contract transactions	102,805
17,637,656

Change in net unrealized appreciation (depreciation) on investments	13,820,900

Net realized and unrealized gain (loss)	31,458,556

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,869,930

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$411,374	$228,602
Net realized gain (loss)	17,637,656	7,120,319
Change in net unrealized appreciation (depreciation)	13,820,900	4,418,683
Net increase (decrease) in net assets resulting from operations	31,869,930	11,767,604

Distributions to Shareholders
From net investment income	(494,062)	(303,365)

Capital Share Transactions
Proceeds from shares sold	31,205,113	23,323,122
Proceeds from reinvestment of distributions	494,062	9,999
Payments for shares redeemed	(7,935,726)	(5,405,153)
Net increase (decrease) in net assets from capital share transactions	23,763,449	17,927,968

Net increase (decrease) in net assets	55,139,317	29,392,207

Net Assets
Beginning of period	76,432,892	47,040,685
End of period	$131,572,209	$76,432,892

Undistributed net investment income	—	$29,912

Transactions in Shares of the Fund
Sold	3,982,369	3,569,218
Issued in reinvestment of distributions	59,864	1,370
Redeemed	(995,671)	(824,413)
Net increase (decrease) in shares of the fund	3,046,562	2,746,175

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of smaller-capitalization U.S. companies. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

21

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2011 was 0.68%.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $122,983,615 and $100,041,767, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$130,116,117	—	—
Temporary Cash Investments	346,444	$1,145,984	—
Total Value of Investment Securities	$130,462,561	$1,145,984	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $102,805 in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund concentrates its investments in stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

23

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$442,084	$303,365
Long-term capital gains	$51,978	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$112,440,317
Gross tax appreciation of investments	$21,864,356
Gross tax depreciation of investments	(2,696,128)
Net tax appreciation (depreciation) of investments	$19,168,228
Undistributed ordinary income	—
Accumulated long-term gains	$10,136,943

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

24

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$6.76	$5.50	$8.60	$10.65	$9.80		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.03 (3)	0.02 (3)	0.03 (3)	0.03	0.02		0.02
Net Realized and Unrealized Gain (Loss)	2.42	1.27	(3.11)	(2.05)	0.84		(0.20)
Total From Investment Operations	2.45	1.29	(3.08)	(2.02)	0.86		(0.18)
Distributions
From Net Investment Income	(0.04)	(0.03)	(0.02)	(0.03)	(0.01)		(0.02)
Net Asset Value, End of Period	$9.17	$6.76	$5.50	$8.60	$10.65		$9.80

Total Return(4)	36.29%	23.50%	(35.83)%	(18.98)%	8.77%		(1.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.69%	0.70%	0.67%	0.67	%(5)	0.67	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.34%	0.56%	0.29%	0.40	%(5)	0.39	%(5)
Portfolio Turnover Rate	93%	78%	110%	143%	73%		82%
Net Assets, End of Period (in thousands)	$131,572	$76,433	$47,041	$28,178	$23,794		$18,216

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	May 12, 2006 (fund inception) through December 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

26

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups

31

of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $442,084, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended  June 30, 2011 as qualified for the corporate dividends received deduction.

The fund hereby designates $51,978, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2011.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72463   1108

ANNUAL REPORT           JUNE 30, 2011

Small Company Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	32
Management	33
Approval of Management Agreement	36
Additional Information	41

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	36.39%	-0.37%	7.86%	7.57%	7/31/98
S&P SmallCap 600 Index	—	37.03%	4.61%	7.79%	8.44%	—
Institutional Class	ASCQX	36.43%	-0.18%	8.06%	8.97%	10/1/99
A Class(2) No sales charge* With sales charge*	ASQAX	35.87% 28.04%	-0.64% -1.81%	7.60% 6.97%	6.47% 5.89%	9/7/00
C Class	ASQCX	34.91%	—	—	21.23%	3/1/10
R Class	ASCRX	35.61%	-0.88%	—	6.13%	8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.90%	0.70%	1.15%	1.90%	1.40%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

Small Company returned 36.39%* for the fiscal year ended June 30, 2011, compared with the 37.03% return of its benchmark, the S&P SmallCap 600 Index.

Small Company posted a strong absolute return for the 12 months, reflecting a robust stock market rally led by smaller-cap stocks during the period (see page 3 for details). The fund’s return narrowly trailed that of the S&P SmallCap 600 Index for the reporting period.

Energy and Industrials Boosted Absolute Results

On an absolute basis, every sector in the Small Company portfolio posted gains of more than 20% for the 12 months. The fund’s energy and industrials stocks generated the best results. In particular, the fund’s energy holdings returned more than 70% as a group for the reporting period, led by the top two performance contributors in the portfolio—energy services and equipment provider Oil States International and oil and gas producer Stone Energy. In the industrials sector, the leading contributors were bearings manufacturer Timken and braking systems maker Hawk.

Small Company’s holdings in the health care sector also performed well during the reporting period. The best contributors in this sector included health care provider HealthSpring and medical equipment makers Cooper and Invacare.

The fund’s consumer staples and financials stocks lagged during the 12-month period. The biggest individual detractors were for-profit education firm Corinthian Colleges, wireless wholesaler Brightpoint, and electronic payment provider Global Cash Access Holdings.

Industrials and Financials Outperformed

Looking at relative performance, stock selection was most successful in the industrials and financials sectors of the portfolio compared with the S&P SmallCap 600 Index. Machinery manufacturers and aerospace and defense companies generated the bulk of the outperformance in the industrials sector. The top relative performance contributors were also the top absolute contributors—Timken and Hawk. Timken, which makes bearings for a variety of equipment and vehicles, consistently exceeded earnings expectations as demand picked up along with the economy. Hawk, a manufacturer of brakes, clutches, and transmissions, rallied after being acquired by industrial conglomerate Carlisle.

In the financials sector, an underweight position in commercial banks and stock choices among capital markets firms added the most value. Top contributors included asset manager Calamos Asset Management and Cash America International, which runs pawn shops and payday lenders. Calamos benefited from the broad rise in the financial markets during the period, while growing demand for pawn services and an increase in online lending activity provided a boost to Cash America.

*	All fund returns referenced in this commentary are for Investor Class shares.

6

The best relative performance contributor in the portfolio for the 12 months was oil and gas producer Stone Energy, which benefited from increased production and higher energy prices. Other top contributors included fabric store chain Jo-Ann Stores, which was acquired by a private equity firm, and business software maker TIBCO Software, which rallied thanks to robust sales, higher profit margins, and takeover speculation.

Technology and Energy Lagged

The fund’s holdings in the information technology and energy sectors underperformed their counterparts in the S&P SmallCap 600 Index for the reporting period. The underperformance in the information technology sector was driven by stock choices among electronic equipment manufacturers and computer hardware makers. The biggest detractors in this sector were billing outsourcing firm CSG Systems International and touch screen maker Synaptics. CSG, which provides billing services for cable companies, took on a significant increase in debt to fund an acquisition, while Synaptics lost market share in the notebook computer space.

In the energy sector, the underperformance resulted primarily from an underweight position in energy equipment and services companies. The main detractors were missed opportunities—the fund’s limited exposure to oilfield services company Lufkin Industries and avoidance of oil refiner HollyFrontier hurt results as both stocks returned more than 100% for the 12-month period.

Other noteworthy detractors in the portfolio included language software purveyor Rosetta Stone and for-profit education firm Corinthian Colleges. Rosetta Stone lowered its earnings projections as sales in the U.S. declined, while Corinthian Colleges faced an uncertain regulatory environment. An underweight position in biotechnology firm Regeneron Pharmaceuticals also weighed on relative results; the stock rallied sharply as the company’s flagship drug showed strong results in a clinical trial for a new and expanded indication.

A Look Ahead

The eye-catching turmoil in the headlines over the last six months—democratic change sweeping through the Middle East, a devastating natural disaster in Japan, the possibility of a sovereign debt default in Europe—has led to heightened uncertainty and growing volatility in the equity market. But when you look at the past decade, there have been many other dramatic events that have had a similar impact on the market. When viewed through this lens, change and volatility have become more the rule than the exception.

It is this change dynamic that our investment process seeks to exploit and capitalize upon. Change and volatility leads to market inefficiencies, and within these inefficiencies lie investment opportunities. Rather than base investment decisions on vague financial headlines, we use our disciplined, data-driven, multi-factor investment process to take advantage of inefficiencies at the individual company level. We believe this approach will produce favorable returns over the long term.

7

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
AMERIGROUP Corp.	1.0%
Signature Bank	0.8%
SEACOR Holdings, Inc.	0.7%
Magellan Health Services, Inc.	0.7%
Cubist Pharmaceuticals, Inc.	0.7%
Coinstar, Inc.	0.7%
CACI International, Inc., Class A	0.7%
Veeco Instruments, Inc.	0.6%
Toro Co. (The)	0.6%
Southwest Gas Corp.	0.6%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	6.7%
Semiconductors & Semiconductor Equipment	5.9%
Health Care Providers & Services	4.8%
Commercial Banks	4.7%
Specialty Retail	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,071.60	$4.52	0.88%
Institutional Class	$1,000	$1,071.20	$3.49	0.68%
A Class	$1,000	$1,068.90	$5.80	1.13%
C Class	$1,000	$1,065.70	$9.63	1.88%
R Class	$1,000	$1,068.20	$7.08	1.38%
Hypothetical
Investor Class	$1,000	$1,020.43	$4.41	0.88%
Institutional Class	$1,000	$1,021.42	$3.41	0.68%
A Class	$1,000	$1,019.19	$5.66	1.13%
C Class	$1,000	$1,015.47	$9.39	1.88%
R Class	$1,000	$1,017.95	$6.90	1.38%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks — 99.7%
AEROSPACE & DEFENSE — 2.9%
AAR Corp.	35,757	$968,657
AeroVironment, Inc.(1)	36,563	1,292,502
Astronics Corp.(1)	22,697	699,068
Cubic Corp.	24,166	1,232,224
Curtiss-Wright Corp.	3,736	120,934
Esterline Technologies Corp.(1)	20,606	1,574,299
GenCorp, Inc.(1)	157,587	1,011,709
Moog, Inc., Class A(1)	32,346	1,407,698
Teledyne Technologies, Inc.(1)	4,926	248,073
		8,555,164
AIR FREIGHT & LOGISTICS — 1.2%
Atlas Air Worldwide Holdings, Inc.(1)	14,389	856,290
Forward Air Corp.	2,956	99,883
Hub Group, Inc., Class A(1)	43,118	1,623,824
Park-Ohio Holdings Corp.(1)	39,181	828,286
		3,408,283
AIRLINES — 0.3%
Alaska Air Group, Inc.(1)	12,756	873,276
AUTO COMPONENTS — 0.3%
Spartan Motors, Inc.	145,047	783,254
BEVERAGES — 0.3%
Coca-Cola Bottling Co. Consolidated	9,259	626,464
National Beverage Corp.	15,820	231,763
		858,227
BIOTECHNOLOGY — 2.8%
AVEO Pharmaceuticals, Inc.(1)	27,707	571,041
Cubist Pharmaceuticals, Inc.(1)	54,608	1,965,342
Emergent Biosolutions, Inc.(1)	43,024	970,191
Genomic Health, Inc.(1)	19,045	531,546
Infinity Pharmaceuticals, Inc.(1)	3,121	25,779
Nabi Biopharmaceuticals(1)	102,857	553,371
Neurocrine Biosciences, Inc.(1)	60,492	486,961
PDL BioPharma, Inc.	152,283	893,901
Regeneron Pharmaceuticals, Inc.(1)	16,066	911,103
Rigel Pharmaceuticals, Inc.(1)	41,246	378,226
SciClone Pharmaceuticals, Inc.(1)	108,766	656,947
Targacept, Inc.(1)	9,333	196,646
		8,141,054
BUILDING PRODUCTS — 0.7%
Gibraltar Industries, Inc.(1)	54,141	612,876
Quanex Building Products Corp.	42,970	704,278
Trex Co., Inc.(1)	25,497	624,167
		1,941,321
CAPITAL MARKETS — 1.5%
Artio Global Investors, Inc.	9,273	104,785
Calamos Asset Management, Inc., Class A	61,681	895,608
Diamond Hill Investment Group, Inc.	3,892	316,380
Gladstone Capital Corp.	31,853	294,322
INTL FCStone, Inc.(1)	4,694	113,642
Investment Technology Group, Inc.(1)	59,015	827,390
optionsXpress Holdings, Inc.	65,516	1,092,807
Pzena Investment Management, Inc., Class A	63,394	360,078
Virtus Investment Partners, Inc.(1)	9,256	561,839
		4,566,851
CHEMICALS — 2.2%
Ferro Corp.(1)	60,334	810,889
Georgia Gulf Corp.(1)	23,650	570,911
Innophos Holdings, Inc.	18,568	906,118
Innospec, Inc.(1)	22,998	772,963
Minerals Technologies, Inc.	4,977	329,925
OM Group, Inc.(1)	39,118	1,589,756
PolyOne Corp.	36,379	562,783
Senomyx, Inc.(1)	17,366	89,261
Sensient Technologies Corp.	2,112	78,292
TPC Group, Inc.(1)	19,207	753,299
		6,464,197
COMMERCIAL BANKS — 4.7%
Bank of Hawaii Corp.	3,890	180,963
Bank of the Ozarks, Inc.	5,029	261,810
City Holding Co.	1,262	41,684
City National Corp.	10,155	550,909
Columbia Banking System, Inc.	25,399	437,371
Community Bank System, Inc.	41,503	1,028,859
Enterprise Financial Services Corp.	22,797	308,443
F.N.B. Corp.	10,644	110,165
First Financial Bancorp	60,273	1,005,956
First Financial Bankshares, Inc.	4,296	147,997
First Midwest Bancorp., Inc.	63,127	775,831
Independent Bank Corp.	10,126	265,808

11

	Shares	Value
MainSource Financial Group, Inc.	3,980	$33,034
NBT Bancorp., Inc.	40,233	890,356
Old National Bancorp.	9,116	98,453
PacWest Bancorp.	33,170	682,307
Prosperity Bancshares, Inc.	16,805	736,395
Signature Bank(1)	41,185	2,355,782
Sterling Financial Corp.(1)	8,728	140,259
Tompkins Financial Corp.	12,443	488,263
Trustmark Corp.	21,226	496,901
UMB Financial Corp.	29,808	1,248,359
Umpqua Holdings Corp.	64,052	741,082
United Bankshares, Inc.	22,248	544,631
Westamerica Bancorp.	8,841	435,419
		14,007,037
COMMERCIAL SERVICES & SUPPLIES — 1.4%
APAC Customer Services, Inc.(1)	31,757	169,265
Consolidated Graphics, Inc.(1)	14,754	810,732
G&K Services, Inc., Class A	1,866	63,183
Knoll, Inc.	36,214	726,815
Team, Inc.(1)	2,928	70,653
Tetra Tech, Inc.(1)	78,024	1,755,540
TRC Cos., Inc.(1)	7,288	45,550
Unifirst Corp.	5,786	325,115
Viad Corp.	8,246	183,803
		4,150,656
COMMUNICATIONS EQUIPMENT — 1.0%
Arris Group, Inc.(1)	21,431	248,814
Comtech Telecommunications Corp.	45,191	1,267,155
DG FastChannel, Inc.(1)	27,254	873,491
PC-Tel, Inc.(1)	14,864	96,319
Symmetricom, Inc.(1)	79,775	465,088
		2,950,867
COMPUTERS & PERIPHERALS — 0.7%
QLogic Corp.(1)	43,615	694,351
Rimage Corp.	2,473	33,212
Synaptics, Inc.(1)	54,630	1,406,176
		2,133,739
CONSTRUCTION & ENGINEERING — 1.7%
EMCOR Group, Inc.(1)	63,228	1,853,213
Great Lakes Dredge & Dock Corp.	107,554	600,151
MasTec, Inc.(1)	39,207	773,162
Michael Baker Corp.(1)	3,711	78,376
Primoris Services Corp.	45,173	582,732
Sterling Construction Co., Inc.(1)	37,513	516,554
URS Corp.(1)	16,494	737,942
		5,142,130
CONSUMER FINANCE — 1.9%
Advance America Cash Advance Centers, Inc.	133,435	919,367
Cash America International, Inc.	30,803	1,782,570
First Cash Financial Services, Inc.(1)	31,887	1,338,935
QC Holdings, Inc.	2,746	10,984
World Acceptance Corp.(1)	21,769	1,427,393
		5,479,249
CONTAINERS & PACKAGING — 0.2%
Boise, Inc.	91,618	713,704
DISTRIBUTORS — 0.3%
Core-Mark Holding Co., Inc.(1)	22,885	816,995
Pool Corp.	4,289	127,855
		944,850
DIVERSIFIED CONSUMER SERVICES — 1.9%
Bridgepoint Education, Inc.(1)	29,705	742,625
Coinstar, Inc.(1)	35,968	1,961,695
CPI Corp.	29,176	383,664
ITT Educational Services, Inc.(1)	10,612	830,283
Lincoln Educational Services Corp.	36,815	631,377
Mac-Gray Corp.	3,689	56,995
Sotheby’s	16,630	723,405
Steiner Leisure, Ltd.(1)	5,015	229,085
		5,559,129
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Asta Funding, Inc.	4,427	37,143
Compass Diversified Holdings	42,459	700,149
GAIN Capital Holdings, Inc.(1)	6,161	41,956
Interactive Brokers Group, Inc., Class A	71,666	1,121,573
		1,900,821
DIVERSIFIED TELECOMMUNICATION SERVICES(2)
Vonage Holdings Corp.(1)	4,188	18,469
ELECTRIC UTILITIES — 1.3%
Central Vermont Public Service Corp.	18,198	657,858
DPL, Inc.	28,340	854,734
Hawaiian Electric Industries, Inc.	13,174	316,966
MGE Energy, Inc.	11,270	456,773
UniSource Energy Corp.	44,959	1,678,320
		3,964,651
ELECTRICAL EQUIPMENT — 0.3%
II-VI, Inc.(1)	2,940	75,264
Powell Industries, Inc.(1)	17,510	639,115
Ultralife Corp.(1)	45,638	214,042
		928,421

12

Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.0%
Anixter International, Inc.	5,147	$336,305
Brightpoint, Inc.(1)	32,852	266,430
Coherent, Inc.(1)	474	26,198
Electro Scientific Industries, Inc.(1)	16,646	321,268
Gerber Scientific, Inc.(1)	28,641	318,774
Insight Enterprises, Inc.(1)	71,601	1,268,054
Littelfuse, Inc.	19,980	1,173,226
LoJack Corp.(1)	132,046	575,721
Methode Electronics, Inc.	101,276	1,175,814
Newport Corp.(1)	64,346	1,169,167
PC Mall, Inc.(1)	11,535	89,742
Power-One, Inc.(1)	47,081	381,356
Pulse Electronics Corp.	122,577	541,790
Radisys Corp.(1)	51,828	377,826
Vishay Intertechnology, Inc.(1)	49,681	747,202
		8,768,873
ENERGY EQUIPMENT & SERVICES — 2.7%
Complete Production Services, Inc.(1)	2,828	94,342
ENGlobal Corp.(1)	6,847	20,746
Gulf Island Fabrication, Inc.	32,439	1,047,131
Helix Energy Solutions Group, Inc.(1)	46,099	763,399
ION Geophysical Corp.(1)	152,406	1,441,761
OYO Geospace Corp.(1)	7,978	797,800
SEACOR Holdings, Inc.	21,035	2,102,659
Tesco Corp.(1)	5,262	102,135
Tetra Technologies, Inc.(1)	104,327	1,328,083
TGC Industries, Inc.(1)	25,253	161,367
		7,859,423
FOOD & STAPLES RETAILING — 0.7%
Nash Finch Co.	3,643	130,456
Ruddick Corp.	22,221	967,502
Spartan Stores, Inc.	51,949	1,014,564
		2,112,522
FOOD PRODUCTS — 2.3%
B&G Foods, Inc.	81,918	1,689,149
Cal-Maine Foods, Inc.	24,332	777,651
Dole Food Co., Inc.(1)	18,702	252,851
Flowers Foods, Inc.	39,465	869,809
Fresh Del Monte Produce, Inc.	28,378	756,841
J&J Snack Foods Corp.	17,549	874,818
Omega Protein Corp.(1)	53,800	742,440
Overhill Farms, Inc.(1)	104,354	579,165
TreeHouse Foods, Inc.(1)	7,096	387,512
		6,930,236
GAS UTILITIES — 1.7%
Chesapeake Utilities Corp.	14,805	592,644
Laclede Group, Inc. (The)	35,414	1,339,712
Piedmont Natural Gas Co., Inc.	5,269	159,440
South Jersey Industries, Inc.	6,768	367,570
Southwest Gas Corp.	48,323	1,865,751
WGL Holdings, Inc.	19,799	762,063
		5,087,180
HEALTH CARE EQUIPMENT & SUPPLIES — 2.6%
Align Technology, Inc.(1)	55,349	1,261,957
Cooper Cos., Inc. (The)	10,537	834,952
Cyberonics, Inc.(1)	4,738	132,427
Cynosure, Inc., Class A(1)	18,807	227,565
Greatbatch, Inc.(1)	45,187	1,211,915
Haemonetics Corp.(1)	10,811	695,904
Integra LifeSciences Holdings Corp.(1)	17,240	824,245
Invacare Corp.	43,260	1,435,799
Kensey Nash Corp.(1)	43,978	1,109,565
		7,734,329
HEALTH CARE PROVIDERS & SERVICES — 4.8%
American Dental Partners, Inc.(1)	11,328	146,811
AMERIGROUP Corp.(1)	41,604	2,931,834
Amsurg Corp.(1)	14,305	373,790
Cross Country Healthcare, Inc.(1)	6,569	49,924
Five Star Quality Care, Inc.(1)	109,206	634,487
HealthSpring, Inc.(1)	7,069	325,952
HMS Holdings Corp.(1)	17,771	1,366,057
Magellan Health Services, Inc.(1)	36,410	1,993,083
Molina Healthcare, Inc.(1)	44,688	1,211,939
Owens & Minor, Inc.	23,052	795,063
PDI, Inc.(1)	19,951	141,453
Providence Service Corp. (The)(1)	49,296	623,594
PSS World Medical, Inc.(1)	58,833	1,647,912
Team Health Holdings, Inc.(1)	43,059	969,258
WellCare Health Plans, Inc.(1)	18,457	948,874
		14,160,031
HEALTH CARE TECHNOLOGY — 1.2%
Computer Programs & Systems, Inc.	17,301	1,098,268
HealthStream, Inc.(1)	43,771	580,841
Omnicell, Inc.(1)	7,775	121,212
Quality Systems, Inc.	20,226	1,765,730
		3,566,051

13

Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.8%
AFC Enterprises, Inc.(1)	43,825	$720,921
Ameristar Casinos, Inc.	39,539	937,470
Cracker Barrel Old Country Store, Inc.	23,572	1,162,335
Isle of Capri Casinos, Inc.(1)	5,034	44,551
Multimedia Games Holding Co., Inc.(1)	105,030	477,887
Papa John’s International, Inc.(1)	8,264	274,861
PF Chang’s China Bistro, Inc.	34,384	1,383,612
Ruth’s Hospitality Group, Inc.(1)	62,861	352,650
		5,354,287
HOUSEHOLD DURABLES — 0.4%
American Greetings Corp., Class A	12,147	292,014
CSS Industries, Inc.	3,248	67,981
iRobot Corp.(1)	25,118	886,414
		1,246,409
HOUSEHOLD PRODUCTS — 0.3%
Central Garden and Pet Co., Class A(1)	83,428	846,794
INDUSTRIAL CONGLOMERATES — 0.3%
Seaboard Corp.	351	848,718
INSURANCE — 3.1%
Allied World Assurance Co. Holdings Ltd.	11,538	664,358
American Financial Group, Inc.	21,067	751,881
American Safety Insurance Holdings Ltd.(1)	37,553	718,764
Aspen Insurance Holdings Ltd.	32,222	829,072
FBL Financial Group, Inc., Class A	11,751	377,795
Flagstone Reinsurance Holdings SA	13,354	112,574
Hallmark Financial Services(1)	5,532	43,537
Horace Mann Educators Corp.	43,893	685,170
Maiden Holdings Ltd.	103,718	943,834
Meadowbrook Insurance Group, Inc.	109,716	1,087,285
Montpelier Re Holdings Ltd.	43,611	784,998
National Financial Partners Corp.(1)	84,571	975,949
Selective Insurance Group, Inc.	5,371	87,386
State Auto Financial Corp.	12,323	214,790
United Fire & Casualty Co.	22,932	398,329
Universal Insurance Holdings, Inc.	113,889	531,862
		9,207,584
INTERNET & CATALOG RETAIL — 0.3%
Shutterfly, Inc.(1)	17,067	979,987
INTERNET SOFTWARE & SERVICES — 1.6%
Ancestry.com, Inc.(1)	24,310	1,006,191
Dice Holdings, Inc.(1)	3,399	45,954
IAC/InterActiveCorp(1)	25,020	955,013
Infospace, Inc.(1)	44,066	401,882
j2 Global Communications, Inc.(1)	51,930	1,465,984
United Online, Inc.	154,885	933,957
		4,808,981
IT SERVICES — 3.0%
Acxiom Corp.(1)	53,770	704,925
CACI International, Inc., Class A(1)	30,724	1,938,070
Cardtronics, Inc.(1)	57,185	1,340,988
Convergys Corp.(1)	24,820	338,545
CSG Systems International, Inc.(1)	57,798	1,068,107
Dynamics Research Corp.(1)	28,435	387,854
MAXIMUS, Inc.	21,243	1,757,433
TeleTech Holdings, Inc.(1)	56,454	1,190,050
		8,725,972
LEISURE EQUIPMENT & PRODUCTS — 1.2%
Arctic Cat, Inc.(1)	46,438	623,662
Brunswick Corp.	41,753	851,761
JAKKS Pacific, Inc.(1)	56,306	1,036,594
Polaris Industries, Inc.	8,934	993,193
		3,505,210
MACHINERY — 4.1%
Alamo Group, Inc.	28,211	668,601
Albany International Corp., Class A	44,963	1,186,574
Altra Holdings, Inc.(1)	16,741	401,617
Briggs & Stratton Corp.	49,856	990,140
Hardinge, Inc.	6,164	67,249
Hurco Cos., Inc.(1)	19,404	625,003
Kadant, Inc.(1)	9,321	293,705
L.B. Foster Co., Class A	20,394	671,166
Mueller Industries, Inc.	27,022	1,024,404
NACCO Industries, Inc., Class A	7,940	768,751
Sauer-Danfoss, Inc.(1)	16,494	831,133
Timken Co.	17,375	875,700
Toro Co. (The)	31,213	1,888,386
Trimas Corp.(1)	14,607	361,523
Twin Disc, Inc.	24,792	957,715
Wabtec Corp.	9,338	613,693
		12,225,360
MEDIA — 0.8%
Arbitron, Inc.	2,573	106,342
John Wiley & Sons, Inc., Class A	2,028	105,476

14

Shares	Value
Journal Communications, Inc., Class A(1)	33,074	$170,993
LodgeNet Interactive Corp.(1)	133,658	404,984
Madison Square Garden Co. (The), Class A(1)	16,955	466,771
Sinclair Broadcast Group, Inc., Class A	78,727	864,423
SuperMedia, Inc.(1)	80,627	302,351
		2,421,340
METALS & MINING — 0.7%
Hecla Mining Co.(1)	96,033	738,494
Noranda Aluminum Holding Corp.(1)	52,887	800,709
Silvercorp Metals, Inc.	49,938	468,418
		2,007,621
MULTILINE RETAIL — 0.6%
Dillard’s, Inc., Class A	15,781	822,821
Dollar Tree, Inc.(1)	13,056	869,791
		1,692,612
MULTI-UTILITIES — 0.4%
Avista Corp.	41,404	1,063,669
OIL, GAS & CONSUMABLE FUELS — 2.2%
Callon Petroleum Co.(1)	95,930	673,429
Cloud Peak Energy, Inc.(1)	36,939	786,801
CVR Energy, Inc.(1)	41,240	1,015,329
Delek US Holdings, Inc.	48,453	760,712
Panhandle Oil and Gas, Inc., Class A	13,966	411,857
REX American Resources Corp.(1)	43,629	724,241
Stone Energy Corp.(1)	27,252	828,188
Toreador Resources Corp.(1)	69,558	258,060
Vaalco Energy, Inc.(1)	18,732	112,767
W&T Offshore, Inc.	30,502	796,712
		6,368,096
PAPER & FOREST PRODUCTS — 1.9%
Buckeye Technologies, Inc.	52,479	1,415,883
Clearwater Paper Corp.(1)	17,517	1,196,061
KapStone Paper and Packaging Corp.(1)	80,560	1,334,879
Neenah Paper, Inc.	47,927	1,019,886
P.H. Glatfelter Co.	49,970	768,539
		5,735,248
PERSONAL PRODUCTS — 0.4%
Inter Parfums, Inc.	2,230	51,357
Medifast, Inc.(1)	10,668	253,152
Nature’s Sunshine Products, Inc.(1)	2,325	45,291
USANA Health Sciences, Inc.(1)	25,359	793,229
		1,143,029
PHARMACEUTICALS — 2.7%
Cornerstone Therapeutics, Inc.(1)	4,400	39,424
Depomed, Inc.(1)	84,749	693,247
Endo Pharmaceuticals Holdings, Inc.(1)	17,899	719,003
Impax Laboratories, Inc.(1)	33,449	728,854
ISTA Pharmaceuticals, Inc.(1)	16,114	123,191
Jazz Pharmaceuticals, Inc.(1)	25,084	836,551
Medicines Co. (The)(1)	48,112	794,329
Medicis Pharmaceutical Corp., Class A	24,003	916,194
Par Pharmaceutical Cos., Inc.(1)	42,421	1,399,045
ViroPharma, Inc.(1)	88,564	1,638,434
		7,888,272
PROFESSIONAL SERVICES — 1.7%
Barrett Business Services, Inc.	1,791	25,647
Corporate Executive Board Co. (The)	17,745	774,569
Exponent, Inc.(1)	17,326	753,854
GP Strategies Corp.(1)	55,574	759,141
ICF International, Inc.(1)	29,203	741,172
Insperity, Inc.	39,782	1,177,945
Mistras Group, Inc.(1)	43,782	709,269
On Assignment, Inc.(1)	10,818	106,341
		5,047,938
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.7%
Agree Realty Corp.	3,153	70,406
Ashford Hospitality Trust, Inc.	30,771	383,099
BioMed Realty Trust, Inc.	3,512	67,571
CBL & Associates Properties, Inc.	19,997	362,546
Colonial Properties Trust	54,849	1,118,920
Entertainment Properties Trust	9,147	427,165
Equity LifeStyle Properties, Inc.	11,118	694,208
Extra Space Storage, Inc.	41,298	880,886
Home Properties, Inc.	30,471	1,855,074
Kilroy Realty Corp.	17,125	676,266
Lexington Realty Trust	169,047	1,543,399
LTC Properties, Inc.	14,487	403,028
Medical Properties Trust, Inc.	85,043	977,995
Mid-America Apartment Communities, Inc.	25,816	1,741,806
Mission West Properties, Inc.	59,193	519,715
National Retail Properties, Inc.	52,353	1,283,172
Post Properties, Inc.	32,337	1,318,056
Potlatch Corp.	20,275	715,099
PS Business Parks, Inc.	27,825	1,533,157
Sovran Self Storage, Inc.	21,229	870,389
Tanger Factory Outlet Centers	66,670	1,784,756

15

Shares	Value
Universal Health Realty Income Trust	11,065	$442,379
U-Store-It Trust	11,465	120,612
		19,789,704
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
FirstService Corp.(1)	18,050	623,447
ROAD & RAIL — 0.6%
AMERCO, Inc.(1)	8,268	794,968
Heartland Express, Inc.	16,352	270,789
Quality Distribution, Inc.(1)	10,416	135,617
RailAmerica, Inc.(1)	45,059	675,885
		1,877,259
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.9%
ASM International NV New York Shares	18,440	729,302
Cabot Microelectronics Corp.(1)	18,169	844,314
Cypress Semiconductor Corp.(1)	35,707	754,846
Entegris, Inc.(1)	102,693	1,039,253
FEI Co.(1)	48,486	1,851,680
Integrated Device Technology, Inc.(1)	74,133	582,685
Kulicke & Soffa Industries, Inc.(1)	106,140	1,182,400
Lattice Semiconductor Corp.(1)	109,196	711,958
LTX-Credence Corp.(1)	101,577	908,098
Micrel, Inc.	63,598	672,867
MKS Instruments, Inc.	50,233	1,327,156
OmniVision Technologies, Inc.(1)	23,126	805,016
Photronics, Inc.(1)	94,020	796,349
RF Micro Devices, Inc.(1)	74,479	455,812
Rudolph Technologies, Inc.(1)	40,861	437,621
Standard Microsystems Corp.(1)	42,015	1,133,985
Teradyne, Inc.(1)	21,539	318,777
Tessera Technologies, Inc.(1)	62,125	1,064,823
Veeco Instruments, Inc.(1)	39,239	1,899,560
		17,516,502
SOFTWARE — 3.6%
ACI Worldwide, Inc.(1)	24,649	832,397
Blackbaud, Inc.	7,714	213,832
BroadSoft, Inc.(1)	17,593	670,821
Cadence Design Systems, Inc.(1)	26,359	278,351
Magma Design Automation, Inc.(1)	90,513	723,199
Manhattan Associates, Inc.(1)	35,175	1,211,427
Monotype Imaging Holdings, Inc.(1)	17,469	246,837
NetScout Systems, Inc.(1)	32,840	686,028
Opnet Technologies, Inc.	13,216	541,063
Progress Software Corp.(1)	70,702	1,706,039
QAD, Inc., Class A(1)	7,967	81,423
QAD, Inc., Class B(1)	1,035	9,625
Radiant Systems, Inc.(1)	12,224	255,482
Renaissance Learning, Inc.	9,794	122,817
TeleNav, Inc.(1)	48,217	854,887
TIBCO Software, Inc.(1)	15,822	459,154
Websense, Inc.(1)	64,021	1,662,625
		10,556,007
SPECIALTY RETAIL — 4.5%
Books-A-Million, Inc.	6,378	22,132
Cato Corp. (The), Class A	37,284	1,073,779
Children’s Place Retail Stores, Inc. (The)(1)	29,746	1,323,399
Destination Maternity Corp.	25,821	515,904
Express, Inc.	37,385	814,993
Finish Line, Inc. (The), Class A	68,302	1,461,663
GameStop Corp., Class A(1)	33,799	901,419
Genesco, Inc.(1)	33,173	1,728,313
Hibbett Sports, Inc.(1)	34,382	1,399,691
Monro Muffler Brake, Inc.	6,342	236,493
PEP Boys-Manny Moe & Jack	38,756	423,603
Pier 1 Imports, Inc.(1)	80,149	927,324
Select Comfort Corp.(1)	80,813	1,453,018
Stage Stores, Inc.	38,261	642,785
Ulta Salon Cosmetics & Fragrance, Inc.(1)	4,800	309,984
		13,234,500
TEXTILES, APPAREL & LUXURY GOODS — 1.5%
Crocs, Inc.(1)	2,795	71,971
Delta Apparel, Inc.(1)	2,996	50,932
Iconix Brand Group, Inc.(1)	75,534	1,827,923
Oxford Industries, Inc.	7,796	263,193
Perry Ellis International, Inc.(1)	28,794	727,049
Quiksilver, Inc.(1)	118,232	555,690
Warnaco Group, Inc. (The)(1)	14,447	754,856
Wolverine World Wide, Inc.	2,631	109,844
		4,361,458
THRIFTS & MORTGAGE FINANCE — 0.5%
Brookline Bancorp., Inc.	6,571	60,913
Charter Financial Corp.	6,566	65,003
Provident Financial Services, Inc.	39,791	569,807
TrustCo Bank Corp. NY	143,526	703,278
		1,399,001
TOBACCO — 0.3%
Vector Group Ltd.	46,491	827,075

16

Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 1.0%
Applied Industrial Technologies, Inc.	37,465	$1,334,129
Beacon Roofing Supply, Inc.(1)	36,635	836,011
DXP Enterprises, Inc.(1)	30,824	781,388
		2,951,528
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
USA Mobility, Inc.	46,876	715,328
TOTAL COMMON STOCKS (Cost $243,318,306)		294,672,931
Temporary Cash Investments — 0.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	252,196	252,196
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $301,254), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $294,433)		294,433
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $250,343), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $245,361)		245,361
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $300,354), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $294,433)		294,433
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,086,423)		1,086,423
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $244,404,729)		295,759,354
OTHER ASSETS AND LIABILITIES(2)		(105,011)
TOTAL NET ASSETS — 100.0%		$295,654,343

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $244,404,729)	$295,759,354
Receivable for investments sold	3,214
Receivable for capital shares sold	131,616
Dividends and interest receivable	213,872
296,108,056

Liabilities
Disbursements in excess of demand deposit cash	1,973
Payable for capital shares redeemed	244,242
Accrued management fees	200,278
Distribution and service fees payable	7,220
453,713

Net Assets	$295,654,343

Net Assets Consist of:
Capital (par value and paid-in surplus)	$437,600,980
Undistributed net investment income	282,320
Accumulated net realized loss	(193,583,582)
Net unrealized appreciation	51,354,625
$295,654,343

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$218,642,268	26,106,360	$8.38
Institutional Class, $0.01 Par Value	$42,541,202	5,052,809	$8.42
A Class, $0.01 Par Value	$33,452,108	4,070,797	$8.22*
C Class, $0.01 Par Value	$74,237	8,978	$8.27
R Class, $0.01 Par Value	$944,528	115,863	$8.15
*Maximum offering price $8.72 (net asset value divided by 0.9425)

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $997)	$3,145,648
Interest	3,211
3,148,859

Expenses:
Management fees	2,536,830
Distribution and service fees:
A Class	89,719
C Class	439
R Class	3,348
Directors’ fees and expenses	12,346
Other expenses	10,849
2,653,531

Net investment income (loss)	495,328

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	48,667,493
Futures contract transactions	1,130,876
49,798,369

Change in net unrealized appreciation (depreciation) on investments	38,016,101

Net realized and unrealized gain (loss)	87,814,470

Net Increase (Decrease) in Net Assets Resulting from Operations	$88,309,798

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$495,328	$541,843
Net realized gain (loss)	49,798,369	24,694,796
Change in net unrealized appreciation (depreciation)	38,016,101	68,949,450
Net increase (decrease) in net assets resulting from operations	88,309,798	94,186,089

Distributions to Shareholders
From net investment income:
Investor Class	(193,801)	(834,118)
Institutional Class	(108,353)	(749,236)
A Class	—	(74,356)
Decrease in net assets from distributions	(302,154)	(1,657,710)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(105,655,179)	(201,397,291)

Net increase (decrease) in net assets	(17,647,535)	(108,868,912)

Net Assets
Beginning of period	313,301,878	422,170,790
End of period	$295,654,343	$313,301,878

Undistributed net investment income	$282,320	$96,967

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s objective is to seek long-term capital growth by investing primarily in stocks of small companies.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the
C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may

21

cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

22

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 0.88% for the Investor Class, A Class, C Class and R Class and 0.68% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 14% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

23

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $178,790,928 and $281,220,993, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Year ended June 30, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	3,748,866	$28,194,868	6,026,003	$37,994,445
Issued in reinvestment of distributions	28,390	189,365	124,183	726,474
Redeemed	(15,819,818)	(109,003,394)	(13,958,800)	(85,789,769)
	(12,042,562)	(80,619,161)	(7,808,614)	(47,068,850)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	1,362,748	10,489,197	2,248,248	13,629,955
Issued in reinvestment of distributions	16,095	107,839	125,008	733,796
Redeemed	(3,211,344)	(22,848,871)	(23,997,286)	(143,972,848)
	(1,832,501)	(12,251,835)	(21,624,030)	(129,609,097)
A Class/Shares Authorized	140,000,000		140,000,000
Sold	662,917	4,941,713	908,317	5,484,932
Issued in reinvestment of distributions	—	—	12,896	74,282
Redeemed	(2,474,255)	(18,176,255)	(5,064,490)	(30,286,455)
	(1,811,338)	(13,234,542)	(4,143,277)	(24,727,241)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	5,072	38,642	3,906	25,000
R Class/Shares Authorized	10,000,000		10,000,000
Sold	102,397	803,580	30,549	173,724
Redeemed	(50,466)	(391,863)	(32,215)	(190,827)
	51,931	411,717	(1,666)	(17,103)
Net increase (decrease)	(15,629,398)	$(105,655,179)	(33,573,681)	$(201,397,291)

(1)	March 1, 2010 (commencement of sale) through June 30, 2010 for the C Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

24

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$294,672,931	—	—
Temporary Cash Investments	252,196	$834,227	—
Total Value of Investment Securities	$294,925,127	$834,227	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $1,130,876 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund concentrates its investments in stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$302,154	$1,657,710
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

25

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$244,139,893
Gross tax appreciation of investments	$61,386,335
Gross tax depreciation of investments	(9,766,874)
Net tax appreciation (depreciation) of investments	$51,619,461
Undistributed ordinary income	$282,320
Accumulated capital losses	$(193,848,418)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(34,717,583) and $(159,130,835) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

26

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.15	$5.00	$7.76	$10.77	$9.88		$9.77
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01	0.02	— (3)	0.01		— (3)
Net Realized and Unrealized Gain (Loss)	2.23	1.16	(2.78)	(2.01)	0.88		0.61
Total From Investment Operations	2.24	1.17	(2.76)	(2.01)	0.89		0.61
Distributions
From Net Investment Income	(0.01)	(0.02)	— (3)	(0.02)	—		(0.01)
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Total Distributions	(0.01)	(0.02)	— (3)	(1.00)	—		(0.50)
Net Asset Value, End of Period	$8.38	$6.15	$5.00	$7.76	$10.77		$9.88

Total Return(4)	36.39%	23.39%	(35.51)%	(19.13)%	9.01%		6.15%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.89%	0.90%	0.90%	0.87%	0.87	%(5)	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%	0.12%	0.33%	0.06%	0.23	%(5)	0.05%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$218,642	$234,727	$229,568	$454,464	$910,093		$924,133

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

27

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.19	$5.02	$7.79	$10.80	$9.90		$9.80
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	0.02	0.03	0.02	0.02		0.02
Net Realized and Unrealized Gain (Loss)	2.22	1.18	(2.79)	(2.02)	0.88		0.61
Total From Investment Operations	2.25	1.20	(2.76)	(2.00)	0.90		0.63
Distributions
From Net Investment Income	(0.02)	(0.03)	(0.01)	(0.03)	—		(0.04)
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Total Distributions	(0.02)	(0.03)	(0.01)	(1.01)	—		(0.53)
Net Asset Value, End of Period	$8.42	$6.19	$5.02	$7.79	$10.80		$9.90

Total Return(3)	36.43%	23.87%	(35.38)%	(18.99)%	9.09%		6.44%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.67%	0.67	%(4)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.32%	0.53%	0.26%	0.43	%(4)	0.25%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$42,541	$42,599	$143,028	$218,820	$386,240		$383,412

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

28

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.05	$4.91	$7.65	$10.64	$9.78		$9.69
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)	(0.01)	— (4)	(0.02)	—	(4)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.18	1.16	(2.74)	(1.98)	0.86		0.60
Total From Investment Operations	2.17	1.15	(2.74)	(2.00)	0.86		0.58
Distributions
From Net Investment Income	—	(0.01)	—	(0.01)	—		—
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Total Distributions	—	(0.01)	—	(0.99)	—		(0.49)
Net Asset Value, End of Period	$8.22	$6.05	$4.91	$7.65	$10.64		$9.78

Total Return(5)	35.87%	23.40%	(35.82)%	(19.30)%	8.79%		6.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.14%	1.15%	1.15%	1.12%	1.12	%(6)	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%	(0.13)%	0.08%	(0.19)%	(0.02	)%(6)	(0.20)%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$33,452	$35,567	$49,253	$236,906	$358,347		$355,778

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

29

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.13	$6.40
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.20	(0.25)
Total From Investment Operations	2.14	(0.27)
Net Asset Value, End of Period	$8.27	$6.13

Total Return(3)	34.91%	(4.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.89%	1.90	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.83)%	(0.79	)%(4)
Portfolio Turnover Rate	61%	44	%(5)
Net Assets, End of Period (in thousands)	$74	$24

(1)	March 1, 2010 (commencement of sale) through June 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2010.

See Notes to Financial Statements.

30

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.01	$4.89	$7.63	$10.63	$9.78		$9.72
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.02)	(0.01)	(0.04)	(0.01)		(0.05)
Net Realized and Unrealized Gain (Loss)	2.16	1.14	(2.73)	(1.98)	0.86		0.60
Total From Investment Operations	2.14	1.12	(2.74)	(2.02)	0.85		0.55
Distributions
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Net Asset Value, End of Period	$8.15	$6.01	$4.89	$7.63	$10.63		$9.78

Total Return(3)	35.61%	22.90%	(35.91)%	(19.51)%	8.69%		5.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.39%	1.40%	1.40%	1.37%	1.37	%(4)	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	(0.38)%	(0.17)%	(0.44)%	(0.27	)%(4)	(0.45)%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$945	$384	$321	$254	$395		$353

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

32

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is
4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

36

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups

37

of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

38

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

39

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $302,154, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72460   1108

ANNUAL REPORT    JUNE 30, 2011

Strategic Inflation Opportunities Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	24
Statement of Operations	25
Statement of Changes in Net Assets	26
Notes to Financial Statements	27
Financial Highlights	35
Report of Independent Registered Public Accounting Firm	40
Management	41
Approval of Management Agreement	44
Additional Information	49

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Markets Showed Faith in Recovery

While economic data were mixed, investors generally displayed confidence in the sustainability of the U.S. economic recovery during the 12-months ended June 30, 2011. Unemployment and housing data remained disappointing, but the manufacturing sector posted gains, and corporate earnings remained robust. Europe’s sovereign-debt woes challenged the financial markets at the beginning and end of the period, but by late June 2011, the passage of an austerity plan for Greece helped restore some confidence.

Overall, the financial markets shook off the periodic uneasiness to drive stocks and other “riskier” assets sharply higher and the Treasury yield curve steeper. In particular, investors found support from the Federal Reserve (the Fed). The central bank’s second round of quantitative easing (QE2), a government-securities purchase program, helped bolster market liquidity and encourage risk-taking. Similarly, the extension of prevailing U.S. federal income tax rates boosted investor optimism.

Rising Commodity Prices Push Inflation Higher

In early 2011, political unrest erupted in the Middle East and North Africa, sending oil prices soaring. Concerns about supply disruptions in the wake of growing global demand caused Brent crude prices to increase 50% during the 12-month reporting period and WTI crude futures to jump more than 26%. Prices for other commodities also skyrocketed, pushing the return on the S&P Goldman Sachs Commodities Index up 26%.

In this environment of rising commodity prices and improving economic outlooks, inflationary pressures began brewing. U.S. inflation, as measured by the year-to-year change in the Consumer Price Index, ended the period at 3.6%, compared with 1.1% as of June 30, 2010. Furthermore, year-over-year core inflation (minus food and energy prices) was 1.6% as of June 30, 2011, its highest level since January 2010.

At the same time, rising U.S. federal budget deficits and few signs that the Fed would budge any time soon from its historically low short-term interest rate target helped cause the U.S. dollar to tumble versus the euro and other major world currencies. The dollar’s decline also magnified the sharp rise in commodity prices and fueled demand for gold.

12-Month Total Returns
As of June 30, 2011
S&P Goldman Sachs Commodities Index (total returns)	26.11%
London Gold PM Fix, in U.S. dollars	21.02%
Barclays Capital Global Treasury Bond Index, ex-U.S.	14.09%
Barclays Capital U.S. Treasury Inflation Protected
Securities (TIPS) Index	7.74%
Barclays Capital U.S. 1-3 Month Treasury Bill Index	0.14%
U.S. Dollar (Dollar Spot Index)	-13.62%

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class(1)	ASIOX	12.78%	6.95%	4/30/10
Barclays Capital U.S. 1-3 Month Treasury Bill Index	—	0.14%	0.14%	—
Institutional Class(1)	ASINX	12.93%	7.07%	4/30/10
A Class(1) No sales charge* With sales charge*	ASIDX	12.50% 6.08%	6.63% 1.35%	4/30/10
C Class(1)	ASIZX	11.64%	5.83%	4/30/10
R Class(1)	ASIUX	12.10%	6.30%	4/30/10

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010

(1)	From 4/30/10, the Investor Class’s inception date. Not annualized.

(2)	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.17%	0.97%	1.42%	2.17%	1.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Bill Martin, Brian Howell, John Lovito, and Federico Garcia Zamora

Performance Summary

For the 12 months ended June 30, 2011, the fund gained 12.78%.* The portfolio’s benchmark, the Barclays Capital U.S. 1-3 Month Treasury Bill Index, advanced 0.14% during the same period.

In general, optimism regarding the sustainability of the global economic recovery, combined with healthy corporate earnings, helped drive sharp gains among global stocks and other “risk” assets during the 12-month period. In this environment, nominal U.S. Treasury returns were lackluster, with the 30-year Treasury bond scuffling to a –4% total return for the period.

On the other hand, TIPS (Treasury inflation-protected securities) benefited from mounting inflationary pressures and significantly outperformed their nominal counterparts. The Federal Reserve’s (the Fed’s) effort to increase the nation’s money supply with a second round of quantitative easing (QE2), along with other fiscal and monetary stimulus measures and the soaring federal debt, triggered concerns about long-term inflation, which drove down the U.S. dollar’s value versus other major currencies. The dollar’s slide, combined with strong global demand for raw materials and other physical goods, pushed commodity prices sharply higher during the 12-month period.

The portfolio’s outperformance relative to the benchmark was primarily due to strong results from commodity-linked holdings, the better relative performance of TIPS compared with nominal Treasuries, and solid returns from the portfolio’s domestic and foreign stock and foreign currency holdings.

CPI Headed Upward

Current inflation, as measured by the Consumer Price Index (CPI), increased during the 12-month period, primarily due to soaring energy prices. In particular, oil prices advanced sharply throughout most of the period, before retreating slightly in the final two months. In response, the energy component of CPI increased at an annual rate of 20.1% as of June 30, 2011, while CPI’s gasoline segment advanced 35.6%.

Gold also rallied during the period, as the precious metal retained its role as the world’s “alternative currency.” An ounce of gold bullion increased from $1,244.00 at the beginning of the period to $1,505.50 at the end of June 2011. Ongoing sovereign debt concerns in Europe combined with a weaker U.S. dollar, mounting federal debt, and rising long-term inflation expectations helped fuel demand for gold.

Breakevens Suggested Inflation on the Rise

In addition to current inflation increasing, the long-term inflation outlook shifted higher. The 10-year TIPS breakeven rate, which represents the difference between the yields of 10-year TIPS and 10-year nominal Treasuries, is a measure of the

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

market’s anticipated inflation rate for the next 10 years. The 10-year breakeven rate increased from 1.84 percentage points at the end of June 2010 to 2.38 percentage points at the end of June 2011, suggesting the market believes inflationary pressures are building.

Portfolio Positioning and Strategy

As of June 30, 2011, approximately 39% of Strategic Inflation Opportunities was invested in TIPS, plus an additional small percentage of inflation-linked fixed income exposure in the form of inflation “swaps” (synthetic inflation-linked overlays for corporate and mortgage securities). Commodity-linked investments, domestic and foreign stocks, and foreign currency instruments generally comprised the remainder of the portfolio. Relative to the benchmark, these components all outperformed.

TIPS contributed favorably to the portfolio’s relative performance, as rising inflation helped TIPS outperform traditional Treasuries. Also within the fixed income allocation, the inflation swaps and the portfolio’s yield-curve flattening bias hindered performance slightly. The corporate and mortgage securities used as counterparts for the swap agreements lagged TIPS, and the yield curve did not flatten.

Within the commodities component, the team overweighted commodity-related stocks and ETFs (exchange-traded funds) versus commodity futures, which contributed positively to performance. Within the portfolio’s equity allocation, overweights to gold and silver stocks and security selection within the energy sector were positive influences on performance. Late in the period, the team added a small weighting to global REITs (real estate investment trusts) with inflation-sensitive characteristics, such as short-term leases or leases tied to CPI increases. These positions contributed positively to performance.

Within the portfolio’s foreign-currency allocation, underweight positions in the euro, U.S. dollar, and British pound contributed positively to performance, while an underweight to the Swiss franc detracted slightly. In addition, the investment team favored the commodity-related currencies of Canada, Australia, and the Scandinavian countries, which benefited the portfolio as commodity prices rallied.

Outlook

Rising commodity prices, a relatively weak U.S. dollar, and the extraordinary monetary and fiscal stimulus measures still working through the economy suggest the recent uptick in domestic inflation may continue. This potential scenario underscores the importance of securing “inflation insurance” through investments in TIPS, commodity-linked securities, and foreign currencies.

Fund Characteristics

JUNE 30, 2011
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	38.8%
Domestic Common Stocks	11.6%
Commodity ETFs	9.3%
Foreign Common Stocks	8.7%
Commercial Paper	3.1%
Corporate Bonds	2.4%
Collateralized Mortgage Obligations	1.6%
Commercial Mortgage-Backed Securities	1.3%
Temporary Cash Investments — Segregated for Forward Foreign Currency Exchange Contracts and Futures Contracts	22.2%
Other Assets and Liabilities	1.0%

Top Ten Stock Holdings	% of net assets
Exxon Mobil Corp.	1.2%
Chevron Corp.	1.1%
Schlumberger Ltd.	1.0%
Occidental Petroleum Corp.	0.8%
ConocoPhillips	0.7%
Halliburton Co.	0.7%
Suncor Energy, Inc.	0.4%
Apache Corp.	0.4%
Freeport-McMoRan Copper & Gold, Inc.	0.4%
Molycorp, Inc.	0.4%

Geographic Composition of Stock Holdings	% of net assets
United States	11.6%
Canada	5.0%
Hong Kong	0.8%
Japan	0.6%
Other Countries	2.3%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period(1) 1/1/11 – 6/30/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,029.80	$4.78	0.95%
Investor Class (before waiver)	$1,000	$1,029.80(2)	$5.49	1.09%
Institutional Class (after waiver)	$1,000	$1,030.80	$3.78	0.75%
Institutional Class (before waiver)	$1,000	$1,030.80(2)	$4.48	0.89%
A Class (after waiver)	$1,000	$1,028.90	$6.04	1.20%
A Class (before waiver)	$1,000	$1,028.90(2)	$6.74	1.34%
C Class (after waiver)	$1,000	$1,025.00	$9.79	1.95%
C Class (before waiver)	$1,000	$1,025.00(2)	$10.49	2.09%
R Class (after waiver)	$1,000	$1,026.90	$7.29	1.45%
R Class (before waiver)	$1,000	$1,026.90(2)	$7.99	1.59%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.08	$4.76	0.95%
Investor Class (before waiver)	$1,000	$1,019.39	$5.46	1.09%
Institutional Class (after waiver)	$1,000	$1,021.08	$3.76	0.75%
Institutional Class (before waiver)	$1,000	$1,020.38	$4.46	0.89%
A Class (after waiver)	$1,000	$1,018.84	$6.01	1.20%
A Class (before waiver)	$1,000	$1,018.15	$6.71	1.34%
C Class (after waiver)	$1,000	$1,015.12	$9.74	1.95%
C Class (before waiver)	$1,000	$1,014.43	$10.44	2.09%
R Class (after waiver)	$1,000	$1,017.60	$7.25	1.45%
R Class (before waiver)	$1,000	$1,016.91	$7.95	1.59%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the on the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

JUNE 30, 2011

	Principal Amount/Shares	Value
U.S. Treasury Securities — 38.8%
U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12(1)	$316,655	$323,656
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(1)	1,335,550	1,365,077
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(1)	3,446,147	3,596,916
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(1)	3,091,094	3,183,827
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)	3,349,144	3,559,775
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)	3,602,882	3,883,515
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14(1)	3,166,906	3,360,632
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	3,221,532	3,514,994
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	2,043,587	2,216,814
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	2,843,599	2,966,673
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)	2,405,042	2,652,499
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)	3,400,613	3,779,727
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)	2,700,138	2,760,891
TOTAL U.S. TREASURY SECURITIES (Cost $36,981,269)		37,164,996
Common Stocks — 20.3%
CHEMICALS — 0.7%
Agrium, Inc.	1,787	156,827
CF Industries Holdings, Inc.	201	28,476
Monsanto Co.	1,373	99,597
Mosaic Co. (The)	2,530	171,357
Potash Corp. of Saskatchewan, Inc.	4,323	246,368
		702,625
ENERGY EQUIPMENT & SERVICES — 2.7%
Baker Hughes, Inc.	3,340	242,350
Diamond Offshore Drilling, Inc.	644	45,344
Ensco plc ADR	3,332	177,596
GasFrac Energy Services, Inc.(2)	26,899	245,437
Halliburton Co.	12,948	660,348
Nabors Industries Ltd.(2)	2,039	50,241
National Oilwell Varco, Inc.	977	76,411
Patterson-UTI Energy, Inc.	1,879	59,395
Schlumberger Ltd.	11,023	952,387
Tidewater, Inc.	799	42,994
Weatherford International Ltd.(2)	3,272	61,350
		2,613,853
FOOD PRODUCTS — 0.1%
BioExx Specialty Proteins Ltd.(2)	46,568	48,285
Origin Agritech Ltd.(2)	6,132	24,405
		72,690
HOTELS, RESTAURANTS & LEISURE — 0.2%
Marriott International, Inc., Class A	2,712	96,249
Wyndham Worldwide Corp.	2,729	91,831
		188,080
METALS & MINING — 3.2%
Allied Nevada Gold Corp.(2)	2,598	91,615
Aquarius Platinum Ltd.	8,144	41,569
Barrick Gold Corp.	3,664	165,943
Bear Creek Mining Corp.(2)	2,262	9,030
BHP Billiton Ltd. ADR	680	64,348
Canaco Resources, Inc.(2)	23,844	82,327
Detour Gold Corp.(2)	1,685	48,832
Dundee Precious Metals, Inc.(2)	5,784	46,838
Fortescue Metals Group Ltd.	23,318	159,941
Freeport-McMoRan Copper & Gold, Inc.	7,018	371,252
Fresnillo plc	3,622	81,638
Goldcorp, Inc. New York Shares	4,433	213,981
Ivanhoe Mines Ltd.(2)	3,260	82,375
Midas Gold Corp.(2)	32,750	110,361
Molycorp, Inc.(2)	5,921	361,536
Newmont Mining Corp.	2,658	143,452

	Principal Amount/Shares	Value
Osisko Mining Corp.(2)	21,938	$340,972
Pan American Silver Corp.	631	19,492
Rare Element Resources Ltd.(2)	7,699	85,382
Sabina Gold & Silver Corp.(2)	5,186	31,725
Silver Wheaton Corp.	2,989	98,637
Silvercorp Metals, Inc.	2,755	25,842
Tahoe Resources, Inc.(2)	4,128	77,043
Teck Resources Ltd., Class B	975	49,471
Vale SA ADR	2,621	83,741
Wildcat Silver Corp.(2)	123,011	206,623
		3,093,966
OIL, GAS & CONSUMABLE FUELS — 8.5%
Alpha Natural Resources, Inc.(2)	942	42,804
Anadarko Petroleum Corp.	1,936	148,607
Apache Corp.	3,042	375,352
Bonterra Energy Corp.	1,373	80,833
Cabot Oil & Gas Corp.	513	34,017
Cameco Corp.	917	24,163
Canadian Natural Resources Ltd.	7,202	301,476
Canadian Oil Sands Ltd.	7,080	204,299
Celtic Exploration Ltd.(2)	7,252	160,387
Chesapeake Energy Corp.	3,950	117,275
Chevron Corp.	9,893	1,017,396
CNOOC Ltd. ADR	419	98,855
ConocoPhillips	9,346	702,726
Devon Energy Corp.	2,271	178,978
EnCana Corp.	7,059	217,347
EOG Resources, Inc.	1,828	191,117
Exxon Mobil Corp.	13,564	1,103,838
Forest Oil Corp.(2)	488	13,034
Hess Corp.	3,289	245,886
Marathon Oil Corp.	4,655	245,225
Newfield Exploration Co.(2)	425	28,908
Noble Energy, Inc.	579	51,896
Occidental Petroleum Corp.	7,751	806,414
OGX Petroleo e Gas Participacoes SA(2)	3,269	30,477
Pacific Rubiales Energy Corp.	2,988	80,087
Peabody Energy Corp.	768	45,243
Petrobank Energy & Resources Ltd.(2)	3,840	56,379
Petrodorado Energy Ltd.(2)	147,687	46,705
Petroleo Brasileiro SA-Petrobras ADR	1,298	43,950
Peyto Exploration & Development Corp.	4,892	109,055
Pinecrest Energy, Inc.(2)	36,838	92,816
Pioneer Natural Resources Co.	231	20,691
Range Resources Corp.	1,074	59,607
Southern Union Co.	879	35,292
SouthGobi Resources Ltd.	3,217	35,557
Southwestern Energy Co.(2)	1,166	49,998
Spectra Energy Corp.	1,358	37,223
Suncor Energy, Inc.	10,120	395,692
Sunoco, Inc.	1,230	51,303
Talisman Energy, Inc., New York shares	2,373	48,623
Talisman Energy, Inc.	1,430	29,372
TransCanada Corp.	862	37,851
Valero Energy Corp.	2,261	57,814
Williams Cos., Inc. (The)	2,794	84,519
Zodiac Exploration, Inc.(2)	399,689	323,249
		8,162,336
PAPER & FOREST PRODUCTS — 0.1%
Domtar Corp.	414	39,214
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.2%
American Campus Communities, Inc.	2,987	106,098
American Capital Agency Corp.	4,266	124,183
Boston Properties, Inc.	1,498	159,028
British Land Co. plc	9,926	96,958
Camden Property Trust	1,676	106,627
CapitaCommercial Trust	96,000	113,613
CDL Hospitality Trusts	67,000	112,478
Digital Realty Trust, Inc.	1,840	113,675
Equity LifeStyle Properties, Inc.	1,719	107,334
Essex Property Trust, Inc.	822	111,208
Extra Space Storage, Inc.	5,014	106,949
Gecina SA	522	72,925
General Growth Properties, Inc.	7,801	130,199
Goodman Group	93,443	70,717
GPT Group	21,517	73,100
Klepierre	2,003	82,657
Land Securities Group plc	7,911	108,170
Link Real Estate Investment Trust (The)	26,500	90,475
Nippon Building Fund, Inc.	12	117,122
ProLogis, Inc.	4,574	163,932
Simon Property Group, Inc.	2,087	242,572

Principal Amount/Shares	Value
SL Green Realty Corp.	1,460	$120,990
Taubman Centers, Inc.	1,888	111,770
Unibail-Rodamco SE	664	153,447
Ventas, Inc.	2,597	136,888
Westfield Group	14,866	138,533
Weyerhaeuser Co.	891	19,477
		3,091,125
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.5%
BR Malls Participacoes SA	6,400	72,052
Brookfield Office Properties, Inc.	3,472	67,067
China Overseas Land & Investment Ltd.	48,000	103,856
Country Garden Holdings Co.	141,000	62,419
Global Logistic Properties Ltd.(2)	31,000	52,072
GSW Immobilien AG(2)	1,402	48,082
Hongkong Land Holdings Ltd.	7,000	49,896
Hysan Development Co. Ltd.	17,000	84,161
Mitsubishi Estate Co. Ltd.	12,000	210,658
Mitsui Fudosan Co. Ltd.	4,000	68,962
S P Setia Bhd Group	18,000	24,934
Sumitomo Realty & Development Co. Ltd.	8,000	178,857
Sun Hung Kai Properties Ltd.	10,000	145,940
Swire Pacific Ltd. A Shares	9,500	140,082
Swiss Prime Site AG(2)	943	80,918
UEM Land Holdings Bhd(2)	26,900	25,072
		1,415,028
TRADING COMPANIES & DISTRIBUTORS — 0.1%
Noble Group Ltd.	65,290	105,115
TOTAL COMMON STOCKS (Cost $18,722,165)		19,484,032
Commodity ETFs — 9.3%
iShares S&P GSCI Commodity-Indexed Trust(2)	114,935	3,920,433
PowerShares DB Commodity Agriculture Fund(2)	33,302	1,057,005
PowerShares DB Commodity Index Tracking Fund(2)	135,279	3,917,680
TOTAL COMMODITY ETFs (Cost $8,707,950)		8,895,118
Commercial Paper(3) — 3.1%
Crown Point Capital Co. LLC, 0.27%, 7/11/11(1)(4)	$1,000,000	999,950
Govco LLC, 0.20%, 8/11/11(1)(4)	1,000,000	999,770
Lexington Parker Capital, 0.27%, 7/11/11(4)	1,000,000	999,940
TOTAL COMMERCIAL PAPER (Cost $2,999,622)		2,999,660
Corporate Bonds — 2.4%
BEVERAGES(5)
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(1)	30,000	33,085
CAPITAL MARKETS — 0.1%
Credit Suisse (New York), 5.50%, 5/1/14(1)	20,000	21,975
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(1)	45,000	45,515
Morgan Stanley, 5.625%, 9/23/19(1)	20,000	20,545
UBS AG (Stamford Branch), 2.25%, 8/12/13(1)	40,000	40,701
		128,736
CHEMICALS — 0.1%
CF Industries, Inc., 6.875%, 5/1/18	25,000	28,406
Dow Chemical Co. (The), 5.90%, 2/15/15(1)	50,000	56,192
		84,598
COMMERCIAL BANKS — 0.1%
Bank of Nova Scotia, 2.375%, 12/17/13(1)	40,000	41,159
CONSUMER FINANCE — 0.2%
Daimler Finance N.A. LLC, 6.50%, 11/15/13(1)	80,000	89,028
Ford Motor Credit Co. LLC, 5.00%, 5/15/18(1)	100,000	99,857
		188,885
DIVERSIFIED FINANCIAL SERVICES — 0.2%
Citigroup, Inc., 6.00%, 12/13/13(1)	80,000	87,012
General Electric Capital Corp., 2.10%, 1/7/14(1)	50,000	50,727
HSBC Finance Corp., 6.375%, 11/27/12(1)	40,000	42,801
		180,540
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
AT&T, Inc., 4.85%, 2/15/14(1)	100,000	108,654
CenturyLink, Inc., 7.875%, 8/15/12(1)	30,000	31,894
Qwest Corp., 8.875%, 3/15/12(1)	40,000	42,200

Principal Amount/Shares	Value
Windstream Corp., 7.875%, 11/1/17(1)	$30,000	$31,988
		214,736
ELECTRIC UTILITIES(5)
Commonwealth Edison Co., 1.625%, 1/15/14(1)	40,000	40,296
FOOD PRODUCTS(5)
Tyson Foods, Inc., 6.85%, 4/1/16(1)	20,000	22,200
HEALTH CARE PROVIDERS & SERVICES — 0.1%
DaVita, Inc., 6.375%, 11/1/18(1)	25,000	25,375
Express Scripts, Inc., 6.25%, 6/15/14(1)	80,000	90,124
		115,499
HOTELS, RESTAURANTS & LEISURE(5)
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	20,000	21,253
MEDIA — 0.3%
Comcast Corp., 5.30%, 1/15/14(1)	80,000	87,764
DISH DBS Corp., 7.00%, 10/1/13(1)	50,000	53,938
NBCUniversal Media LLC, 2.10%, 4/1/14(1)(4)	80,000	81,091
Virgin Media Finance plc, 9.125%, 8/15/16(1)	30,000	31,650
		254,443
METALS & MINING — 0.2%
ArcelorMittal, 5.375%, 6/1/13(1)	50,000	53,250
Barrick Gold Corp., 2.90%, 5/30/16(4)	30,000	29,996
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	80,000	87,500
		170,746
MULTI-UTILITIES — 0.1%
CMS Energy Corp., 4.25%, 9/30/15	30,000	30,993
CMS Energy Corp., 8.75%, 6/15/19(1)	25,000	30,625
DTE Energy Co., 0.96%, 9/6/11(1)	40,000	40,130
		101,748
OIL, GAS & CONSUMABLE FUELS — 0.3%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	20,000	22,526
Canadian Natural Resources Ltd., 5.15%, 2/1/13(1)	80,000	85,182
Newfield Exploration Co., 6.875%, 2/1/20(1)	50,000	53,375
Peabody Energy Corp., 6.50%, 9/15/20(1)	30,000	32,400
Plains All American Pipeline LP/PAA Finance Corp., 4.25%, 9/1/12(1)	40,000	41,365
Valero Energy Corp., 4.50%, 2/1/15(1)	20,000	21,360
		256,208
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Developers Diversified Realty Corp., 5.375%, 10/15/12(1)	40,000	41,183
ERP Operating LP, 5.20%, 4/1/13(1)	25,000	26,634
Reckson Operating Partnership LP, 6.00%, 3/31/16	50,000	53,600
Ventas Realty LP/Ventas Capital Corp., 6.75%, 4/1/17(1)	30,000	31,621
		153,038
ROAD & RAIL — 0.1%
Norfolk Southern Corp., 5.26%, 9/17/14(1)	100,000	110,935
SOFTWARE — 0.1%
Oracle Corp., 3.75%, 7/8/14(1)	100,000	107,250
SPECIALTY RETAIL(5)
Gap, Inc. (The), 5.95%, 4/12/21(1)	10,000	9,618
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Rogers Communications, Inc., 6.25%, 6/15/13(1)	89,000	97,636
TOTAL CORPORATE BONDS (Cost $2,308,319)		2,332,609
Collateralized Mortgage Obligations(6) — 1.6%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	30,373	31,691
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	34,811	35,095
Citicorp Mortgage Securities, Inc., Series 2006-4, Class 1A7 SEQ, 6.00%, 8/25/36	17,484	17,268

Principal Amount/Shares	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.34%, 7/1/11(1)	$42,988	$41,605
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(1)	26,994	27,888
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	24,632	25,974
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.08%, 7/1/11(1)	39,799	32,424
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	87,609	91,495
PHHMC Mortgage Pass Through Certificates, Series 2007-6, Class A1, VRN, 6.14%, 7/1/11	62,134	64,957
Residential Funding Mortgage Securities I, Series 2006 S10, Class 2A1 SEQ, 5.50%, 10/25/21(1)	35,635	34,156
Wamu Mortgage Pass-Through Certificates, Series 2003 S11, Class 3A5, 5.95%, 11/25/33(1)	40,300	42,606
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	35,619	37,571
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR14, Class A1, VRN, 5.36%, 7/1/11(1)	58,837	58,401
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR2, Class 2A2, VRN, 2.74%, 7/1/11	39,351	34,886
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1, SEQ, 5.50%, 4/25/35	65,864	66,314
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	67,369	67,554
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-6, Class A1, SEQ, 5.25%, 8/25/35	96,195	96,725
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	41,730	39,208
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.40%, 7/1/11(1)	7,850	7,881
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.45%, 7/1/11(1)	43,706	40,264
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	37,159	37,272
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A15 SEQ, 6.00%, 8/25/36(1)	100,523	100,256
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9, SEQ, 6.00%, 8/25/36(1)	49,200	47,239
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	100,000	97,768
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.08%, 7/1/11	17,207	17,007
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	63,394	66,038
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(1)	86,471	84,221
		1,343,764
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
FHLMC, Series 2824, Class LB, 4.50%, 7/15/24	148,000	159,635
NCUA Guaranteed Notes, Series 2010 C1, Class A2 SEQ, 2.90%, 10/29/20	25,000	24,973
		184,608
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,530,564)		1,528,372

Principal Amount/Shares	Value
Commercial Mortgage-Backed Securities(6) — 1.3%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(1)	$50,000	$53,033
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(1)	74,000	74,794
Greenwich Capital Commercial Funding Corp., Series 2004 GG1, Class B, VRN, 5.43%, 7/1/11(1)	25,000	26,315
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A3 SEQ, 4.57%, 8/10/42(1)	100,000	101,240
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 7/1/11(1)	100,000	106,880
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 7/1/11(1)	50,000	54,106
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	125,000	133,299
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	160,000	168,798
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(1)	105,000	111,327
LB-UBS Commercial Mortgage Trust, Series 2004 C4, Class A4, VRN, 5.32%, 7/11/11(1)	50,000	53,872
LB-UBS Commercial Mortgage Trust, Series 2004 C8, Class AJ, VRN, 4.86%, 7/11/11(1)	25,000	25,510
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class AJ SEQ, 4.84%, 7/15/40(1)	44,000	42,395
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 7/11/11(1)	25,000	25,834
LB-UBS Commercial Mortgage Trust, Series 2005 C7, Class AM SEQ, VRN, 5.26%, 7/11/11(1)	75,000	78,081
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(1)	28,380	28,717
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(1)	50,000	52,036
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(1)	50,000	51,343
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 7/1/11(1)	50,000	51,409
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,239,949)		1,238,989
Temporary Cash Investments — Segregated For Forward Foreign Currency Exchange Contracts and Futures Contracts — 22.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(1)	15,748,572	15,748,572
U.S. Treasury Bills, 0.07%, 7/14/11(1)(3)	$5,500,000	5,499,995
TOTAL TEMPORARY CASH INVESTMENTS — SEGREGATED FOR FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS (Cost $21,248,431)		21,248,567
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $93,738,269)		94,892,343
OTHER ASSETS AND LIABILITIES — 1.0%		938,566
TOTAL NET ASSETS — 100.0%		$95,830,909

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
10	U.S. Long Bond	September 2011	$1,230,313	$(6,116)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
31	U.S. Treasury 2-Year Notes	September 2011	$6,799,656	$(17,507)

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
433,933	CHF for SEK	Barclays Bank plc	7/29/11	$516,176	$(19,364)
476,626	EUR for SEK	UBS AG	7/29/11	690,722	(5,865)
33,500	BRL for USD	Barclays Bank plc	7/29/11	21,341	(227)
179,300	CAD for USD	HSBC Bank plc	7/29/11	185,801	2,860
15,100	CHF for USD	HSBC Bank plc	7/29/11	17,962	(475)
672,900	CHF for USD	UBS AG	7/29/11	800,433	(12,245)
819,000	CHF for USD	HSBC Bank plc	7/29/11	974,223	(40,224)
1,003,000	CZK for USD	Deutsche Bank AG	7/29/11	59,798	970
291,300	EUR for USD	Westpac Banking Corp.	7/29/11	422,149	2,893
368,600	EUR for USD	UBS AG	7/29/11	534,171	(4,493)
212,100	GBP for USD	HSBC Bank plc	7/29/11	340,308	13,799
6,821,000	HUF for USD	Deutsche Bank AG	7/29/11	37,112	(128)
4,524,000	JPY for USD	UBS AG	7/29/11	56,202	(728)
13,210,921	JPY for USD	Westpac Banking Corp.	7/29/11	164,120	(2,436)
23,527,000	JPY for USD	HSBC Bank plc	7/29/11	292,277	(1,921)
194,000	PEN for USD	Barclays Bank plc	7/29/11	70,405	(2,227)
1,807,000	RUB for USD	UBS AG	7/29/11	64,630	824
147,000	TWD for USD	HSBC Bank plc	7/29/11	5,132	59
176,000	ZAR for USD	Deutsche Bank AG	7/29/11	25,937	(144)
				$5,278,899	$(69,072)

(Value on Settlement Date $5,209,827)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
3,110,000	SEK for CHF	Barclays Bank plc	7/29/11	$490,983	$(5,829)
4,364,500	SEK for EUR	UBS AG	7/29/11	689,033	4,176
21,900	AUD for USD	Barclays Bank plc	7/29/11	23,415	(168)
64,300	AUD for USD	Westpac Banking Corp.	7/29/11	68,749	(929)
71,100	AUD for USD	Barclays Bank plc	7/29/11	76,019	1,531
75,500	AUD for USD	Barclays Bank plc	7/29/11	80,724	322
190,900	AUD for USD	HSBC Bank plc	7/29/11	204,108	(3,671)
605,300	AUD for USD	UBS AG	7/29/11	647,181	3,565
11,100	BRL for USD	Barclays Bank plc	7/29/11	7,071	103
13,900	BRL for USD	Barclays Bank plc	7/29/11	8,855	171
18,300	BRL for USD	Barclays Bank plc	7/29/11	11,658	227
20,400	BRL for USD	Barclays Bank plc	7/29/11	12,996	539
22,900	BRL for USD	Barclays Bank plc	7/29/11	14,588	366
23,800	BRL for USD	Barclays Bank plc	7/29/11	15,162	598
26,000	BRL for USD	Barclays Bank plc	7/29/11	16,563	203
31,700	BRL for USD	Barclays Bank plc	7/29/11	20,194	880

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
634,900	BRL for USD	Barclays Bank plc	7/29/11	$404,458	$4,823
9,400	CAD for USD	HSBC Bank plc	7/29/11	9,741	95
17,500	CAD for USD	Barclays Bank plc	7/29/11	18,135	80
28,600	CAD for USD	Barclays Bank plc	7/29/11	29,637	(409)
42,200	CAD for USD	Barclays Bank plc	7/29/11	43,730	339
54,800	CAD for USD	Barclays Bank plc	7/29/11	56,787	(571)
61,200	CAD for USD	Barclays Bank plc	7/29/11	63,419	(682)
86,300	CAD for USD	Barclays Bank plc	7/29/11	89,429	1,424
86,500	CAD for USD	UBS AG	7/29/11	89,636	791
99,800	CAD for USD	Barclays Bank plc	7/29/11	103,419	328
110,000	CAD for USD	Barclays Bank plc	7/29/11	113,988	1,399
110,900	CAD for USD	Westpac Banking Corp.	7/29/11	114,921	2,132
144,100	CAD for USD	Barclays Bank plc	7/29/11	149,325	(1,376)
184,700	CAD for USD	Barclays Bank plc	7/29/11	191,397	2,745
184,700	CAD for USD	Barclays Bank plc	7/29/11	191,397	2,740
3,411,300	CAD for USD	UBS AG	7/29/11	3,534,990	(34,810)
10,087,002	CLP for USD	Barclays Bank plc	7/29/11	21,515	(15)
20,646,001	CLP for USD	Barclays Bank plc	7/29/11	44,037	342
67,399,000	CLP for USD	Barclays Bank plc	7/29/11	143,760	1,057
139,000	CNY for USD	HSBC Bank plc	7/29/11	21,501	(111)
168,000	CNY for USD	HSBC Bank plc	7/29/11	25,987	55
202,000	CNY for USD	HSBC Bank plc	7/29/11	31,246	(64)
250,000	CNY for USD	HSBC Bank plc	7/29/11	38,671	(128)
258,000	CNY for USD	HSBC Bank plc	7/29/11	39,908	(92)
260,000	CNY for USD	HSBC Bank plc	7/29/11	40,218	66
271,000	CNY for USD	HSBC Bank plc	7/29/11	41,919	63
296,000	CNY for USD	HSBC Bank plc	7/29/11	45,786	64
322,000	CNY for USD	HSBC Bank plc	7/29/11	49,808	(138)
399,000	CNY for USD	HSBC Bank plc	7/29/11	61,719	(291)
405,000	CNY for USD	HSBC Bank plc	7/29/11	62,647	(275)
491,000	CNY for USD	HSBC Bank plc	7/29/11	75,950	(101)
502,000	CNY for USD	HSBC Bank plc	7/29/11	77,651	68
515,000	CNY for USD	HSBC Bank plc	7/29/11	79,662	138
578,000	CNY for USD	HSBC Bank plc	7/29/11	89,407	(82)
617,000	CNY for USD	HSBC Bank plc	7/29/11	95,440	180
623,000	CNY for USD	HSBC Bank plc	7/29/11	96,368	(672)
738,000	CNY for USD	HSBC Bank plc	7/29/11	114,157	285
763,000	CNY for USD	HSBC Bank plc	7/29/11	118,024	504
783,000	CNY for USD	HSBC Bank plc	7/29/11	121,117	(9)
2,832,000	CNY for USD	HSBC Bank plc	7/29/11	438,065	(3,057)
19,345,000	CNY for USD	HSBC Bank plc	7/29/11	2,992,359	(13,110)
23,593,003	COP for USD	Barclays Bank plc	7/29/11	13,328	(2)
119,308,999	COP for USD	Barclays Bank plc	7/29/11	67,399	446
21,000	EUR for USD	Westpac Banking Corp.	7/29/11	30,433	293
33,800	EUR for USD	HSBC Bank plc	7/29/11	48,983	601
48,900	EUR for USD	HSBC Bank plc	7/29/11	70,865	611
65,200	EUR for USD	HSBC Bank plc	7/29/11	94,487	(1,886)
82,800	EUR for USD	HSBC Bank plc	7/29/11	119,993	3,348
83,700	EUR for USD	Westpac Banking Corp.	7/29/11	121,297	(858)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
94,200	EUR for USD	HSBC Bank plc	7/29/11	$136,514	$(298)
94,200	EUR for USD	HSBC Bank plc	7/29/11	136,514	(1,237)
95,700	EUR for USD	UBS AG	7/29/11	138,687	3,206
133,800	EUR for USD	HSBC Bank plc	7/29/11	193,902	3,143
182,000	EUR for USD	HSBC Bank plc	7/29/11	263,753	5,313
909,600	EUR for USD	HSBC Bank plc	7/29/11	1,318,183	(33,164)
2,368,694	EUR for USD	Barclays Bank plc	7/29/11	3,432,688	(25,369)
13,400	GBP for USD	Westpac Banking Corp.	7/29/11	21,500	(789)
111,800	GBP for USD	HSBC Bank plc	7/29/11	179,380	(4,470)
14,700	HKD for USD	Westpac Banking Corp.	7/29/11	1,889	(1)
43,700	HKD for USD	Westpac Banking Corp.	7/29/11	5,617	(10)
48,800	HKD for USD	Westpac Banking Corp.	7/29/11	6,272	(15)
56,200	HKD for USD	Westpac Banking Corp.	7/29/11	7,223	(3)
56,700	HKD for USD	Westpac Banking Corp.	7/29/11	7,287	(11)
61,700	HKD for USD	Westpac Banking Corp.	7/29/11	7,930	(1)
63,100	HKD for USD	Westpac Banking Corp.	7/29/11	8,110	3
63,400	HKD for USD	Westpac Banking Corp.	7/29/11	8,149	(17)
73,700	HKD for USD	Westpac Banking Corp.	7/29/11	9,472	(15)
77,200	HKD for USD	Westpac Banking Corp.	7/29/11	9,922	1
109,900	HKD for USD	Westpac Banking Corp.	7/29/11	14,125	13
160,000	HKD for USD	Westpac Banking Corp.	7/29/11	20,564	(47)
1,661,200	HKD for USD	Westpac Banking Corp.	7/29/11	213,508	(412)
61,788,037	IDR for USD	UBS AG	7/29/11	7,204	99
63,360,965	IDR for USD	UBS AG	7/29/11	7,388	20
66,617,025	IDR for USD	UBS AG	7/29/11	7,767	47
67,661,990	IDR for USD	UBS AG	7/29/11	7,889	85
72,461,968	IDR for USD	UBS AG	7/29/11	8,449	(9)
72,553,040	IDR for USD	UBS AG	7/29/11	8,459	17
83,207,039	IDR for USD	UBS AG	7/29/11	9,702	(39)
84,721,973	IDR for USD	UBS AG	7/29/11	9,878	58
90,370,004	IDR for USD	UBS AG	7/29/11	10,537	29
102,328,038	IDR for USD	UBS AG	7/29/11	11,931	(1)
109,966,982	IDR for USD	UBS AG	7/29/11	12,822	67
1,842,136,015	IDR for USD	UBS AG	7/29/11	214,784	2,262
18,000	ILS for USD	UBS AG	7/29/11	5,284	(34)
20,500	ILS for USD	UBS AG	7/29/11	6,018	35
21,100	ILS for USD	UBS AG	7/29/11	6,194	174
21,700	ILS for USD	UBS AG	7/29/11	6,370	167
24,000	ILS for USD	UBS AG	7/29/11	7,045	(16)
27,200	ILS for USD	UBS AG	7/29/11	7,984	178
27,200	ILS for USD	UBS AG	7/29/11	7,984	73
29,100	ILS for USD	UBS AG	7/29/11	8,542	(12)
38,800	ILS for USD	UBS AG	7/29/11	11,389	97
41,600	ILS for USD	UBS AG	7/29/11	12,211	79
678,500	ILS for USD	UBS AG	7/29/11	199,165	1,057
418,000	INR for USD	UBS AG	7/29/11	9,336	75
504,000	INR for USD	UBS AG	7/29/11	11,257	173
539,000	INR for USD	UBS AG	7/29/11	12,039	268
596,000	INR for USD	UBS AG	7/29/11	13,312	81

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
602,000	INR for USD	UBS AG	7/29/11	$13,446	$233
647,000	INR for USD	UBS AG	7/29/11	14,451	106
695,000	INR for USD	UBS AG	7/29/11	15,523	167
698,000	INR for USD	UBS AG	7/29/11	15,590	165
738,000	INR for USD	UBS AG	7/29/11	16,483	105
798,000	INR for USD	UBS AG	7/29/11	17,823	31
933,000	INR for USD	UBS AG	7/29/11	20,839	92
1,363,000	INR for USD	UBS AG	7/29/11	30,443	94
15,657,000	INR for USD	UBS AG	7/29/11	349,701	3,690
837,000	JPY for USD	HSBC Bank plc	7/29/11	10,398	(36)
4,716,999	KRW for USD	HSBC Bank plc	7/29/11	4,414	41
7,721,004	KRW for USD	HSBC Bank plc	7/29/11	7,224	115
9,619,995	KRW for USD	HSBC Bank plc	7/29/11	9,001	73
14,155,000	KRW for USD	HSBC Bank plc	7/29/11	13,245	214
14,638,997	KRW for USD	HSBC Bank plc	7/29/11	13,698	254
15,092,998	KRW for USD	HSBC Bank plc	7/29/11	14,122	134
15,155,996	KRW for USD	HSBC Bank plc	7/29/11	14,181	180
18,158,004	KRW for USD	HSBC Bank plc	7/29/11	16,990	85
18,932,004	KRW for USD	HSBC Bank plc	7/29/11	17,715	186
19,247,004	KRW for USD	HSBC Bank plc	7/29/11	18,009	153
20,768,997	KRW for USD	HSBC Bank plc	7/29/11	19,433	587
20,966,000	KRW for USD	HSBC Bank plc	7/29/11	19,618	286
21,286,000	KRW for USD	HSBC Bank plc	7/29/11	19,917	389
21,568,005	KRW for USD	HSBC Bank plc	7/29/11	20,181	389
25,396,004	KRW for USD	HSBC Bank plc	7/29/11	23,763	517
26,044,005	KRW for USD	HSBC Bank plc	7/29/11	24,369	421
46,392,999	KRW for USD	HSBC Bank plc	7/29/11	43,410	84
637,738,003	KRW for USD	HSBC Bank plc	7/29/11	596,726	11,161
143,000	MXN for USD	Barclays Bank plc	7/29/11	12,187	13
149,000	MXN for USD	Barclays Bank plc	7/29/11	12,698	(109)
221,000	MXN for USD	Barclays Bank plc	7/29/11	18,835	(66)
336,000	MXN for USD	Barclays Bank plc	7/29/11	28,636	(192)
403,000	MXN for USD	Barclays Bank plc	7/29/11	34,346	(262)
416,000	MXN for USD	Barclays Bank plc	7/29/11	35,453	491
455,000	MXN for USD	Barclays Bank plc	7/29/11	38,777	(250)
508,000	MXN for USD	Barclays Bank plc	7/29/11	43,294	723
537,000	MXN for USD	Barclays Bank plc	7/29/11	45,766	781
581,000	MXN for USD	Barclays Bank plc	7/29/11	49,516	(477)
626,000	MXN for USD	Barclays Bank plc	7/29/11	53,351	554
637,000	MXN for USD	Barclays Bank plc	7/29/11	54,288	(43)
669,000	MXN for USD	Barclays Bank plc	7/29/11	57,015	(135)
692,000	MXN for USD	Barclays Bank plc	7/29/11	58,975	446
714,000	MXN for USD	Barclays Bank plc	7/29/11	60,850	393
1,110,000	MXN for USD	Barclays Bank plc	7/29/11	94,599	(138)
1,672,000	MXN for USD	Barclays Bank plc	7/29/11	142,496	(1,804)
18,774,000	MXN for USD	Barclays Bank plc	7/29/11	1,600,008	(5,005)
28,000	MYR for USD	Westpac Banking Corp.	7/29/11	9,284	(14)
28,100	MYR for USD	Westpac Banking Corp.	7/29/11	9,317	(87)
33,500	MYR for USD	Westpac Banking Corp.	7/29/11	11,108	84

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
33,700	MYR for USD	Westpac Banking Corp.	7/29/11	$11,174	$65
34,300	MYR for USD	Westpac Banking Corp.	7/29/11	11,373	191
36,900	MYR for USD	Westpac Banking Corp.	7/29/11	12,235	(160)
37,900	MYR for USD	Westpac Banking Corp.	7/29/11	12,567	65
38,000	MYR for USD	Westpac Banking Corp.	7/29/11	12,600	(216)
44,600	MYR for USD	Westpac Banking Corp.	7/29/11	14,788	(86)
46,800	MYR for USD	Westpac Banking Corp.	7/29/11	15,518	52
63,900	MYR for USD	Westpac Banking Corp.	7/29/11	21,188	220
1,054,600	MYR for USD	Westpac Banking Corp.	7/29/11	349,680	(1,736)
39,700	NOK for USD	HSBC Bank plc	7/29/11	7,347	(216)
303,700	NOK for USD	Westpac Banking Corp.	7/29/11	56,206	(1,414)
469,100	NOK for USD	HSBC Bank plc	7/29/11	86,817	1,013
3,856,200	NOK for USD	UBS AG	7/29/11	713,674	669
4,294,600	NOK for USD	Deutsche Bank AG	7/29/11	794,809	(7,783)
3,300	NZD for USD	HSBC Bank plc	7/29/11	2,730	70
16,300	NZD for USD	Barclays Bank plc	7/29/11	13,482	470
80,200	NZD for USD	Westpac Banking Corp.	7/29/11	66,337	2,222
169,000	PHP for USD	Westpac Banking Corp.	7/29/11	3,898	(73)
185,000	PHP for USD	Westpac Banking Corp.	7/29/11	4,267	(19)
212,000	PHP for USD	Westpac Banking Corp.	7/29/11	4,889	26
222,000	PHP for USD	Westpac Banking Corp.	7/29/11	5,120	(19)
243,000	PHP for USD	Westpac Banking Corp.	7/29/11	5,604	18
244,000	PHP for USD	Westpac Banking Corp.	7/29/11	5,627	(76)
249,000	PHP for USD	Westpac Banking Corp.	7/29/11	5,743	(68)
287,000	PHP for USD	Westpac Banking Corp.	7/29/11	6,619	(3)
343,000	PHP for USD	Westpac Banking Corp.	7/29/11	7,911	(36)
388,000	PHP for USD	Westpac Banking Corp.	7/29/11	8,949	37
6,440,000	PHP for USD	Westpac Banking Corp.	7/29/11	148,526	(547)
30,000	PLN for USD	Deutsche Bank AG	7/29/11	10,910	(48)
156,000	RUB for USD	UBS AG	7/29/11	5,580	130
159,000	RUB for USD	UBS AG	7/29/11	5,687	(121)
160,000	RUB for USD	UBS AG	7/29/11	5,723	48
204,000	RUB for USD	UBS AG	7/29/11	7,296	48
205,000	RUB for USD	UBS AG	7/29/11	7,332	(25)
211,000	RUB for USD	UBS AG	7/29/11	7,547	(7)
236,000	RUB for USD	UBS AG	7/29/11	8,441	15
279,000	RUB for USD	UBS AG	7/29/11	9,979	38
334,000	RUB for USD	UBS AG	7/29/11	11,945	39
6,955,000	RUB for USD	UBS AG	7/29/11	248,756	1,999
918,200	SEK for USD	UBS AG	7/29/11	144,958	(3,440)
1,255,400	SEK for USD	HSBC Bank plc	7/29/11	198,193	(10,658)
2,434,100	SEK for USD	Deutsche Bank AG	7/29/11	384,277	(12,466)
5,500	SGD for USD	HSBC Bank plc	7/29/11	4,478	(8)
5,900	SGD for USD	HSBC Bank plc	7/29/11	4,803	—
6,500	SGD for USD	HSBC Bank plc	7/29/11	5,292	(10)
7,300	SGD for USD	HSBC Bank plc	7/29/11	5,943	42
7,400	SGD for USD	HSBC Bank plc	7/29/11	6,025	13
8,200	SGD for USD	HSBC Bank plc	7/29/11	6,676	30
8,600	SGD for USD	HSBC Bank plc	7/29/11	7,002	45

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
9,600	SGD for USD	HSBC Bank plc	7/29/11	$7,816	$(23)
9,900	SGD for USD	HSBC Bank plc	7/29/11	8,060	42
9,900	SGD for USD	HSBC Bank plc	7/29/11	8,060	5
11,400	SGD for USD	HSBC Bank plc	7/29/11	9,281	54
11,900	SGD for USD	HSBC Bank plc	7/29/11	9,688	124
11,900	SGD for USD	HSBC Bank plc	7/29/11	9,688	43
12,000	SGD for USD	HSBC Bank plc	7/29/11	9,770	72
13,300	SGD for USD	HSBC Bank plc	7/29/11	10,828	172
39,900	SGD for USD	HSBC Bank plc	7/29/11	32,484	(162)
305,600	SGD for USD	HSBC Bank plc	7/29/11	248,799	1,275
47,000	THB for USD	Westpac Banking Corp.	7/29/11	1,527	(45)
233,000	THB for USD	Westpac Banking Corp.	7/29/11	7,570	(112)
247,000	THB for USD	Westpac Banking Corp.	7/29/11	8,025	(204)
287,000	THB for USD	Westpac Banking Corp.	7/29/11	9,325	(71)
291,000	THB for USD	Westpac Banking Corp.	7/29/11	9,455	(129)
312,000	THB for USD	Westpac Banking Corp.	7/29/11	10,137	(115)
322,000	THB for USD	Westpac Banking Corp.	7/29/11	10,462	24
330,000	THB for USD	Westpac Banking Corp.	7/29/11	10,722	(276)
360,000	THB for USD	Westpac Banking Corp.	7/29/11	11,696	(7)
399,000	THB for USD	Westpac Banking Corp.	7/29/11	12,963	(123)
558,000	THB for USD	Westpac Banking Corp.	7/29/11	18,129	(23)
800,000	THB for USD	Westpac Banking Corp.	7/29/11	25,992	(773)
8,486,000	THB for USD	Westpac Banking Corp.	7/29/11	275,708	(7,489)
67,000	TRY for USD	Deutsche Bank AG	7/29/11	41,093	(2,124)
72,000	TWD for USD	HSBC Bank plc	7/29/11	2,514	(20)
154,000	TWD for USD	HSBC Bank plc	7/29/11	5,376	(18)
195,000	TWD for USD	HSBC Bank plc	7/29/11	6,808	(78)
228,000	TWD for USD	HSBC Bank plc	7/29/11	7,960	7
259,000	TWD for USD	HSBC Bank plc	7/29/11	9,042	17
266,000	TWD for USD	HSBC Bank plc	7/29/11	9,286	(16)
266,000	TWD for USD	HSBC Bank plc	7/29/11	9,286	(87)
280,000	TWD for USD	HSBC Bank plc	7/29/11	9,775	48
290,000	TWD for USD	HSBC Bank plc	7/29/11	10,124	72
331,000	TWD for USD	HSBC Bank plc	7/29/11	11,555	80
382,000	TWD for USD	HSBC Bank plc	7/29/11	13,336	(162)
387,000	TWD for USD	HSBC Bank plc	7/29/11	13,510	(88)
398,000	TWD for USD	HSBC Bank plc	7/29/11	13,894	46
413,000	TWD for USD	HSBC Bank plc	7/29/11	14,418	90
460,000	TWD for USD	HSBC Bank plc	7/29/11	16,059	64
463,000	TWD for USD	HSBC Bank plc	7/29/11	16,164	115
12,257,000	TWD for USD	HSBC Bank plc	7/29/11	427,898	80
				$28,689,860	$(107,354)

(Value on Settlement Date $28,797,214)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
TOTAL RETURN
$900,000	Pay a fixed rate equal to 0.12 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires January 2016.	—	$13,343
925,000	Pay a fixed rate equal to 0.12 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires January 2016.	—	14,738
2,100,000	Pay a fixed rate equal to 0.13 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires May 2016.	—	(4,644)
		—	$23,437

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
BRL = Brazilian Real
CAD = Canadian Dollar
CHF = Swiss Franc
CLP = Chilean Peso
CNY = Chinese Yuan
COP = Colombian Peso
CZK = Czech Koruna
ETF = Exchange-Traded Fund
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
GBP = British Pound
HKD = Hong Kong Dollar
HUF = Hungarian Forint
IDR = Indonesian Rupiah
ILS = Israeli Shekel
INR = Indian Rupee
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. — UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MXN = Mexican Peso
MYR = Malaysian Ringgit
NCUA = National Credit Union Administration
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
NZD = New Zealand Dollar
PEN = Peruvian Nuevo Sol
PHP = Philippine Peso
PLN = Polish Zloty
RUB = Russian Rouble
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
THB = Thai Baht
TRY = Turkish Lira
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR = South African Rand

(1)
Security, or a portion thereof, has been segregated for forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $42,023,000.

(2)	Non-income producing.

(3)	The rate indicated is the yield to maturity at purchase.

(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,110,747, which represented 3.2% of total net assets.

(5)	Category is less than 0.05% of total net assets.

(6)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $93,738,269)	$94,892,343
Foreign currency holdings, at value (cost of $4,962)	4,965
Receivable for investments sold	228,184
Receivable for capital shares sold	2,036,154
Unrealized gain on forward foreign currency exchange contracts	109,355
Receivable for variation margin on futures contracts	484
Swap agreements, at value	28,081
Dividends and interest receivable	298,309
97,597,875

Liabilities
Disbursements in excess of demand deposit cash	358,999
Payable for investments purchased	1,019,207
Payable for capital shares redeemed	15,219
Payable for variation margin on futures contracts	5,313
Unrealized loss on forward foreign currency exchange contracts	285,781
Accrued management fees	68,060
Distribution and service fees payable	9,743
Swap agreements, at value	4,644
1,766,966

Net Assets	$95,830,909

Net Assets Consist of:
Capital (par value and paid-in surplus)	$93,549,221
Undistributed net investment income	1,149,729
Undistributed net realized gain	154,456
Net unrealized appreciation	977,503
$95,830,909

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$53,696,037	5,015,633	$10.71
Institutional Class, $0.01 Par Value	$5,428,071	506,738	$10.71
A Class, $0.01 Par Value	$30,415,513	2,845,294	$10.69*
C Class, $0.01 Par Value	$6,167,089	579,305	$10.65
R Class, $0.01 Par Value	$124,199	11,636	$10.67

*Maximum offering price $11.34 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,723)	$146,265
Interest	788,907
935,172

Expenses:
Management fees	451,168
Distribution and service fees:
A Class	21,726
C Class	15,060
R Class	647
Directors’ fees and expenses	1,925
Other expenses	630
491,156
Fees waived	(58,917)
432,239

Net investment income (loss)	502,933

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	220,379
Futures contract transactions	(41,558)
Foreign currency transactions (net of foreign tax expenses paid of $3,664)	962,791
1,141,612

Change in net unrealized appreciation (depreciation) on:
Investments	1,331,981
Futures contracts	(24,504)
Swap agreements	23,437
Translation of assets and liabilities in foreign currencies	(156,049)
1,174,865

Net realized and unrealized gain (loss)	2,316,477

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,819,410

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2011 AND PERIOD ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010(1)
Operations
Net investment income (loss)	$502,933	$6,621
Net realized gain (loss)	1,141,612	(14,951)
Change in net unrealized appreciation (depreciation)	1,174,865	(197,362)
Net increase (decrease) in net assets resulting from operations	2,819,410	(205,692)

Distributions to Shareholders
From net investment income:
Investor Class	(262,159)	—
Institutional Class	(27,223)	—
A Class	(40,461)	—
C Class	(2,042)	—
R Class	(682)	—
From net realized gains:
Investor Class	(1,772)	—
Institutional Class	(176)	—
A Class	(301)	—
C Class	(65)	—
R Class	(11)	—
Decrease in net assets from distributions	(334,892)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	85,289,192	8,262,891

Net increase (decrease) in net assets	87,773,710	8,057,199

Net Assets
Beginning of period	8,057,199	—
End of period	$95,830,909	$8,057,199

Accumulated undistributed net investment income (loss)	$1,149,729	$(5,142)

(1)	April 30, 2010 (fund inception) through June 30, 2010.

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Inflation Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total real return (total return reduced by the expected impact of inflation). The fund pursues its objective by diversifying investments among U.S. Treasury inflation-indexed and other U.S. fixed-income securities, commodity-related investments, and non-U.S. dollar investments.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on April 30, 2010, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Commodity Exchange-Traded Funds — The fund may invest in exchange-traded funds of underlying commodities (Commodity ETFs). Commodity ETFs are a type of index fund bought and sold on a securities exchange. A Commodity ETF trades like common stock and represents a portfolio designed to track the performance of a particular index of a physical commodity or group of physical commodities. The fund may purchase a Commodity ETF to gain exposure to the underlying physical commodities. The risks of owning a Commodity ETF generally reflect the risks of owning the underlying commodities they are designed to track, although a lack of liquidity on a Commodity ETF could result in it being more volatile. Commodities markets have historically been extremely volatile. Additionally, Commodity ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. During the year ended June 30, 2011, the investment advisor voluntarily agreed to waive 0.14% of its management fee. The fee waiver expired July 31, 2011. The total amount of the waiver for each class for the year ended June 30, 2011 was $40,932, $3,529, $12,166, $2,109 and $181 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended June 30, 2011 was 1.08% for the Investor Class, A Class, C Class and R Class and 0.88% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended June 30, 2011 was 0.94% for the Investor Class, A Class, C Class and R Class and 0.74% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2011 totaled $78,864,609, of which $41,442,108 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 totaled $16,050,613 of which $8,113,152 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2011		Period ended June 30, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	5,132,386	$53,442,644	452,024	$4,422,423
Issued in reinvestment of distributions	20,247	208,747	—	—
Redeemed	(558,637)	(5,883,794)	(30,387)	(291,564)
	4,593,996	47,767,597	421,637	4,130,859
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	507,900	5,293,580	15,000	150,000
Issued in reinvestment of distributions	2,657	27,389	—	—
Redeemed	(18,819)	(194,968)	—	—
	491,738	5,126,001	15,000	150,000
A Class/Shares Authorized	50,000,000		50,000,000
Sold	2,808,724	29,927,433	354,272	3,487,032
Issued in reinvestment of distributions	3,820	39,392	—	—
Redeemed	(318,950)	(3,325,657)	(2,572)	(25,000)
	2,493,594	26,641,168	351,700	3,462,032
C Class/Shares Authorized	50,000,000		50,000,000
Sold	581,308	6,194,946	37,204	370,000
Issued in reinvestment of distributions	191	1,964	—	—
Redeemed	(39,398)	(408,295)	—	—
	542,101	5,788,615	37,204	370,000
R Class/Shares Authorized	50,000,000		50,000,000
Sold	1,569	16,618	15,000	150,000
Issued in reinvestment of distributions	67	693	—	—
Redeemed	(5,000)	(51,500)	—	—
	(3,364)	(34,189)	15,000	150,000
Net increase (decrease)	8,118,065	$85,289,192	840,541	$8,262,891

(1)	April 30, 2010 (fund inception) through June 30, 2010.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$37,164,996	—
Domestic Common Stocks	$11,049,072	91,615	—
Foreign Common Stocks	2,692,944	5,650,401	—
Commodity ETFs	8,895,118	—	—
Commercial Paper	—	2,999,660	—
Corporate Bonds	—	2,332,609	—
Collateralized Mortgage Obligations	—	1,528,372	—
Commercial Mortgage-Backed Securities	—	1,238,989	—
Temporary Cash Investments	15,748,572	5,499,995	—
Total Value of Investment Securities	$38,385,706	$56,506,637	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(176,426)	—
Futures Contracts	$(23,623)	—	—
Swap Agreements	—	23,437
Total Unrealized Gain (Loss) on Other Financial Instruments	$(23,623)	$(152,989)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund began investing in other contracts derivative instruments in January 2011. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since January 2011.

Value of Derivative Instruments as of June 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$109,355	Unrealized loss on forward foreign currency exchange contracts	$285,781
Interest Rate Risk	Receivable for variation margin on futures contracts	484	Payable for variation margin on futures contracts	5,313
Other Contracts	Swap agreements	28,081	Swap agreements	4,644
		$137,920		$295,738

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$970,073	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(156,091)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(41,558)	Change in net unrealized appreciation (depreciation) on futures contracts	(24,504)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	23,437
		$928,515		$(157,158)

8. Risk Factors

The fund may concentrate its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

9. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2011 and the period April 30, 2010 (fund inception) through June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$332,567	—
Long-term capital gains	$2,325	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$94,025,851
Gross tax appreciation of investments	$1,562,934
Gross tax depreciation of investments	(696,442)
Net tax appreciation (depreciation) of investments	$866,492
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$17,523
Other book-to-tax adjustments	$(17,780)
Net tax appreciation (depreciation)	$866,235
Undistributed ordinary income	$1,337,976
Accumulated long-term gains	$77,477

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.59	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.01
Net Realized and Unrealized Gain (Loss)	1.10	(0.42)
Total From Investment Operations	1.22	(0.41)
Distributions
From Net Investment Income	(0.10)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$10.71	$9.59

Total Return(4)	12.78%	(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	0.95%	0.95	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	1.09%	1.09	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	0.79	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.13%	0.65	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$53,696	$4,044

(1)	April 30, 2010 (fund inception) through June 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(6)	Annualized.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.59	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.02
Net Realized and Unrealized Gain (Loss)	1.09	(0.43)
Total From Investment Operations	1.24	(0.41)
Distributions
From Net Investment Income	(0.12)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.12)	—
Net Asset Value, End of Period	$10.71	$9.59

Total Return(4)	12.93%	(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	0.75%	0.75	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	0.89%	0.89	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.47%	0.99	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.33%	0.85	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$5,428	$144

(1)	April 30, 2010 (fund inception) through June 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(6)	Annualized.

See Notes to Financial Statements.

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.58	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.01
Net Realized and Unrealized Gain (Loss)	1.06	(0.43)
Total From Investment Operations	1.19	(0.42)
Distributions
From Net Investment Income	(0.08)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.08)	—
Net Asset Value, End of Period	$10.69	$9.58

Total Return(4)	12.50%	(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.20%	1.20	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	1.34%	1.34	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%	0.54	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.88%	0.40	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$30,416	$3,370

(1)	April 30, 2010 (fund inception) through June 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(6)	Annualized.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.57	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	—	(3)
Net Realized and Unrealized Gain (Loss)	1.03	(0.43)
Total From Investment Operations	1.11	(0.43)
Distributions
From Net Investment Income	(0.03)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.03)	—
Net Asset Value, End of Period	$10.65	$9.57

Total Return(4)	11.64%	(4.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.95%	1.95	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	2.09%	2.09	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	(0.21	)%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.13%	(0.35	)%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$6,167	$356

(1)	April 30, 2010 (fund inception) through June 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(6)	Annualized.

See Notes to Financial Statements.

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.58	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01
Net Realized and Unrealized Gain (Loss)	1.15	(0.43)
Total From Investment Operations	1.16	(0.42)
Distributions
From Net Investment Income	(0.07)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.07)	—
Net Asset Value, End of Period	$10.67	$9.58

Total Return(4)	12.10%	(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.45%	1.45	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	1.59%	1.59	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	0.29	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.63%	0.15	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$124	$144

(1)	April 30, 2010 (fund inception) through June 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(6)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Strategic Inflation Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Inflation Opportunities Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 30, 2010 (commencement of operations) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $63,638, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,325, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2011.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72461   1108

ANNUAL REPORT               JUNE 30, 2011

Utilities Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Soared as Economy Improved

The U.S. stock market enjoyed very strong results for the 12 months ended June 30, 2011, with the broad equity indices returning more than 30%. The main catalyst for the sharp rally in stocks was growing investor confidence in a U.S. economic recovery, though that confidence faltered somewhat late in the period.

After a bumpy start resulting from an uncertain economic outlook, the equity market began a steady rise in September 2010 as improving economic data reassured investors that the economy would avoid a “double-dip” recession (a return to recession after a brief period of recovery). Most notably, employment growth turned positive after 2½ years of persistent job losses, and the manufacturing sector showed signs of life. In addition, a renewal of the Federal Reserve’s quantitative easing program and an extension of expiring federal tax breaks further boosted the market’s confidence that a promising economic recovery was under way.

Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan. By May, however, evidence of a slowdown in economic activity and renewed concerns about a European sovereign debt crisis weighed on investor confidence. As a result, stocks experienced a modest pullback in the final two months of the period.

Smaller Stocks and Growth-Oriented Issues Outperformed

Despite finishing on a down note, the broad equity indices posted robust returns overall for the 12-month period. As the table below illustrates, mid- and small-cap issues generated the best returns, outpacing large-cap shares. Meanwhile, growth stocks outperformed value across all market capitalizations, most dramatically among smaller companies. Every sector of the market produced double-digit gains for the period, led by energy and materials stocks, which benefited from strong demand and rising commodity prices. Other economically sensitive sectors—such as consumer discretionary and industrials—also fared well. The laggard was the financials sector, which continued to face mortgage-related challenges and regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended June 30, 2011
Russell 1000 Index (Large-Cap)	31.93%	Russell 2000 Index (Small-Cap)	37.41%
Russell 1000 Growth Index	35.01%	Russell 2000 Growth Index	43.50%
Russell 1000 Value Index	28.94%	Russell 2000 Value Index	31.35%
Russell Midcap Index	38.47%
Russell Midcap Growth Index	43.25%
Russell Midcap Value Index	34.28%

3

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	10 years	Since Inception	Inception Date
Investor Class	BULIX	30.50%	5.78%	4.54%	7.65%	3/1/93
Russell 3000 Utilities Index	—	31.43%	4.52%	2.76%	N/A(2)	—
S&P 500 Index	—	30.69%	2.94%	2.72%	8.21%(3)	—

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Index data first available 7/1/96.

(3)	Since 2/28/93, the date nearest the fund’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2001

Total Annual Fund Operating Expenses
Investor Class 0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Utilities returned 30.50% for the 12 months ended June 30, 2011, lagging the 31.43% return of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, returned 30.69%.

As described on page 3, the U.S. stock market delivered gains for the 12-month period, reflecting economic recovery and improving corporate earnings. Against this backdrop, the Utilities Fund delivered gains on an absolute basis, and modestly underperformed its benchmark.

From a broad sector perspective, an underweight allocation to the telecommunications services sector represented the bulk of the portfolio’s underperformance relative to its benchmark. Partially offsetting that relative loss, effective stock selection in the traditional utilities sector, as well as an overweight allocation to the energy and information technology sectors, contributed to relative gains. Within the utilities sector, stock decisions in the gas utilities industry made a key contribution to absolute and relative gains. An underweight stake in the electric utilities industry also helped relative returns. The portfolio’s underweight allocation to the independent power producer group contributed to relative performance, but poor stock selection within the group trimmed those gains. An overweight allocation to multi-utilities detracted from relative performance.

Telecommunications Services Detracted

Within the telecommunications services sector, the portfolio’s underweight allocation to the diversified telecommunications group resulted in underperformance relative to the benchmark. In particular, the portfolio maintained an underweight position in telecommunications provider Verizon. This decision had proven advantageous in previous periods, as the company’s share price declined due to charges associated with workforce reductions and a decline in contract customers. During the current reporting period, however, Verizon produced earnings levels that exceeded analysts’ forecasts, as overall revenues increased due to improved wireless customer retention, new subscriber growth, and higher data revenues. Sales for iPhones, which became available in the first quarter of 2011, contributed substantially to earnings. An underweight position in AT&T also hurt relative performance, as the company benefited from strong growth in iPhone activations despite the Verizon iPhone launch.

Utilities Contributed

The utilities sector, which represented almost 67% of the portfolio, was a source of positive relative returns for the reporting period. Within the sector, overweight positions in select gas utilities helped absolute and relative performance. The portfolio was rewarded for a significantly overweight position in ONEOK Inc., which represented the largest individual contribution to relative performance as the company’s share price gained 77%. The diversified energy company delivered solid earnings that were above analysts’ expectations for the first quarter of 2011.

An underweight allocation to the electric utilities industry contributed to absolute and relative performance. Effective stock selection within the industry added further to gains.

5

An underweight allocation to the independent power producer industry also helped relative returns, although the gains were nearly erased by poor stock selection within the group.

Energy, Information Technology Helped

The energy sector contributed to absolute and relative returns. Within the sector, the portfolio held select positions within the oil, gas, and consumable fuels industry that were not benchmark members, including El Paso Corporation and Williams Companies. The natural gas companies’ share prices gained during the reporting period in an environment of high energy prices.

The information technology sector also was a source of gains relative to the benchmark. In the communications equipment industry group, the portfolio held a position in QUALCOMM, which is not a benchmark constituent. The company experienced solid share price gains during the period.

Outlook

Utilities employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team has continued to avoid water utilities in the portfolio. The portfolio has maintained overweight positions in gas utilities and multi-utilities, as our quantitative process has identified opportunities in these areas.

Utilities Market Returns
For the 12 months ended June 30, 2011
Broad U.S. Stock Market		Primary Utilities Industries in Fund Benchmark
S&P 500 Index	30.69%	Oil, Gas & Consumable Fuels	55.82%
Nasdaq Composite Index*	31.49%	Diversified Telecommunication Services	41.25%
Broad Utilities Market		Gas Utilities	38.12%
Lipper Utility Funds Index	29.98%	Water Utilities	30.76%
Russell 3000 Utilities Index	31.43%	Internet Software & Services	29.26%
		Wireless Telecommunication Services	27.41%

*Return does not reflect the reinvestment of dividends on securities in the index. Had such reinvestments been included, returns would have been higher.

6

Fund Characteristics

JUNE 30, 2011
Top Ten Holdings	% of net assets
AT&T, Inc.	10.4%
Verizon Communications, Inc.	10.0%
CenturyLink, Inc.	3.9%
Southern Co.	3.1%
Public Service Enterprise Group, Inc.	2.9%
ONEOK, Inc.	2.8%
CenterPoint Energy, Inc.	2.8%
Edison International	2.8%
NextEra Energy, Inc.	2.7%
Dominion Resources, Inc.	2.7%

Industry Breakdown	% of net assets
Integrated Telecommunication Services	28.1%
Multi-Utilities	23.5%
Electric Utilities	21.5%
Gas Utilities	15.2%
Wireless Telecommunication Services	3.2%
Oil & Gas Exploration & Production	2.6%
Oil & Gas Storage & Transportation	1.7%
Independent Power Producers & Energy Traders	1.5%
Communications Equipment	0.8%
Alternative Carriers	0.2%
Cash and Equivalents*	1.7%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,087.90	$3.52	0.68%
Hypothetical
Investor Class	$1,000	$1,021.42	$3.41	0.68%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2011

	Shares	Value
Common Stocks — 98.3%
ALTERNATIVE CARRIERS—0.2%
Level 3 Communications, Inc.(1)	244,457	$596,475
COMMUNICATIONS EQUIPMENT—0.8%
QUALCOMM, Inc.	40,092	2,276,825
ELECTRIC UTILITIES—21.5%
American Electric Power Co., Inc.	184,440	6,949,699
Duke Energy Corp.	209,604	3,946,843
Edison International	205,400	7,959,250
Entergy Corp.	65,500	4,472,340
Exelon Corp.	130,592	5,594,561
FirstEnergy Corp.	88,450	3,905,068
NextEra Energy, Inc.	135,900	7,808,814
PPL Corp.	189,400	5,271,002
Progress Energy, Inc.	88,000	4,224,880
Southern Co.	216,811	8,754,828
UniSource Energy Corp.	57,300	2,139,009
		61,026,294
GAS UTILITIES—15.2%
AGL Resources, Inc.	124,700	5,076,537
Atmos Energy Corp.	67,400	2,241,050
Laclede Group, Inc. (The)	81,800	3,094,494
National Fuel Gas Co.	93,890	6,835,192
Nicor, Inc.	108,100	5,917,394
Northwest Natural Gas Co.	58,100	2,622,053
ONEOK, Inc.	108,696	8,044,591
Questar Corp.	82,000	1,452,220
Southwest Gas Corp.	48,700	1,880,307
UGI Corp.	185,500	5,915,595
		43,079,433
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.5%
AES Corp. (The)(1)	46,803	596,270
Constellation Energy Group, Inc.	83,100	3,154,476
NRG Energy, Inc.(1)	17,203	422,850
		4,173,596
INTEGRATED TELECOMMUNICATION SERVICES—28.1%
AT&T, Inc.	942,174	29,593,685
BCE, Inc.	44,587	1,751,823
CenturyLink, Inc.	275,069	11,121,040
France Telecom SA ADR	77,552	1,651,082
Frontier Communications Corp.	94,297	760,977
Telefonica SA ADR	41,215	1,009,356
Verizon Communications, Inc.	766,836	28,549,304
Windstream Corp.	420,875	5,454,540
		79,891,807
MULTI-UTILITIES—23.5%
Alliant Energy Corp.	35,400	1,439,364
Ameren Corp.	14,758	425,621
CenterPoint Energy, Inc.	414,373	8,018,117
CMS Energy Corp.	179,100	3,526,479
Consolidated Edison, Inc.	115,600	6,154,544
Dominion Resources, Inc.	156,275	7,543,394
DTE Energy Co.	97,200	4,861,944
MDU Resources Group, Inc.	121,000	2,722,500
NiSource, Inc.	82,900	1,678,725
NSTAR	108,797	5,002,486
PG&E Corp.	166,200	6,985,386
Public Service Enterprise Group, Inc.	253,400	8,270,976
SCANA Corp.	50,200	1,976,374
Sempra Energy	49,100	2,596,408
Wisconsin Energy Corp.	42,600	1,335,510
Xcel Energy, Inc.	180,400	4,383,720
		66,921,548
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Energen Corp.	98,000	5,537,000
QEP Resources, Inc.	46,629	1,950,491
		7,487,491
OIL & GAS STORAGE & TRANSPORTATION—1.7%
El Paso Corp.	127,522	2,575,945
Williams Cos., Inc. (The)	73,617	2,226,914
		4,802,859
WIRELESS TELECOMMUNICATION SERVICES—3.2%
America Movil SAB de CV, Series L ADR	28,577	1,539,729
MetroPCS Communications, Inc.(1)	39,691	683,082
NII Holdings, Inc.(1)	14,432	611,628
Sprint Nextel Corp.(1)	903,042	4,867,396
Vodafone Group plc ADR	50,119	1,339,180
		9,041,015
TOTAL COMMON STOCKS (Cost $221,504,415)		279,297,343

10

	Shares	Value
Temporary Cash Investments — 1.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	1,249,700	$1,249,700
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $1,492,793), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $1,458,994)		1,458,994
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $1,240,519), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $1,215,829)		1,215,829
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $1,488,333), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $1,458,994)		1,458,994
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,383,517)		5,383,517
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $226,887,932)		284,680,860
OTHER ASSETS AND LIABILITIES — (0.2)%		(503,758)
TOTAL NET ASSETS — 100.0%		$284,177,102

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $226,887,932)	$284,680,860
Receivable for capital shares sold	141,228
Dividends and interest receivable	848,288
285,670,376

Liabilities
Payable for investments purchased	1,244,470
Payable for capital shares redeemed	94,118
Accrued management fees	154,686
1,493,274

Net Assets	$284,177,102

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	80,000,000
Shares outstanding	17,836,139

Net Asset Value Per Share	$15.93

Net Assets Consist of:
Capital (par value and paid-in surplus)	$234,897,614
Undistributed net investment income	469,486
Accumulated net realized loss	(8,984,107)
Net unrealized appreciation	57,794,109
$284,177,102

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $20,759)	$10,793,959
Interest	1,587
10,795,546
Expenses:
Management fees	1,767,204
Directors’ fees and expenses	10,699
Other expenses	8,850
1,786,753

Net investment income (loss)	9,008,793

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	8,674,327
Change in net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	49,540,081

Net realized and unrealized gain (loss)	58,214,408

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,223,201

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$9,008,793	$9,187,273
Net realized gain (loss)	8,674,327	(6,893,889)
Change in net unrealized appreciation (depreciation)	49,540,081	10,462,991
Net increase (decrease) in net assets resulting from operations	67,223,201	12,756,375

Distributions to Shareholders
From net investment income	(8,638,698)	(8,908,274)

Capital Share Transactions
Proceeds from shares sold	34,807,857	38,240,653
Proceeds from reinvestment of distributions	8,094,997	8,390,010
Payments for shares redeemed	(45,411,469)	(59,111,698)
Net increase (decrease) in net assets from capital share transactions	(2,508,615)	(12,481,035)

Net increase (decrease) in net assets	56,075,888	(8,632,934)

Net Assets
Beginning of period	228,101,214	236,734,148
End of period	$284,177,102	$228,101,214

Undistributed net investment income	$469,486	$471,590

Transactions in Shares of the Fund
Sold	2,310,663	2,863,153
Issued in reinvestment of distributions	545,910	622,364
Redeemed	(3,099,743)	(4,462,805)
Net increase (decrease) in shares of the fund	(243,170)	(977,288)

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

15

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

16

The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended June 30, 2011 was 0.68%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $43,562,150 and $47,144,801, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$279,297,343	—	—
Temporary Cash Investments	1,249,700	$4,133,817	—
Total Value of Investment Securities	$280,547,043	$4,133,817	—

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

17

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$8,638,698	$8,908,274
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$226,959,230
Gross tax appreciation of investments	$60,634,509
Gross tax depreciation of investments	(2,912,879)
Net tax appreciation (depreciation) of investments	$57,721,630
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$1,181
Net tax appreciation (depreciation)	$57,722,811
Undistributed ordinary income	$469,486
Accumulated capital losses	$(8,912,809)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

18

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$12.62	$12.42	$17.46	$18.04	$16.30		$13.40
Income From Investment Operations
Net Investment Income (Loss)(2)	0.51	0.49	0.46	0.39	0.20		0.38
Net Realized and Unrealized Gain (Loss)	3.30	0.19	(4.98)	(0.61)	1.70		2.92
Total From Investment Operations	3.81	0.68	(4.52)	(0.22)	1.90		3.30
Distributions
From Net Investment Income	(0.50)	(0.48)	(0.52)	(0.36)	(0.16)		(0.40)
Net Asset Value, End of Period	$15.93	$12.62	$12.42	$17.46	$18.04		$16.30

Total Return(3)	30.50%	5.30%	(25.89)%	(1.26)%	11.71%		24.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.68%	0.67	%(4)	0.68%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.47%	3.75%	3.54%	2.16%	2.30	%(4)	2.62%
Portfolio Turnover Rate	17%	11%	14%	19%	20%		45%
Net Assets, End of Period (in thousands)	$284,177	$228,101	$236,734	$387,070	$502,099		$336,672

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 18, 2011

20

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

25

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

26

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

27

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2011.

For corporate taxpayers, the fund hereby designates $8,638,698, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2011 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72453   1108

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $ 276,995
FY 2011:                    $ 277,689

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $ 0 FY 2011: $ 0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $ 0 FY 2011: $ 0
(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $ 0
FY 2011:                    $ 0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $ 0
FY 2011:                    $ 0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $ 0 FY 2011: $ 0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $ 0 FY 2011: $ 0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $ 178,950
FY 2011:                    $ 187,038

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2011